As filed with the Securities and Exchange Commission on March 5, 2026

1933 Act File No. 333-285489

1940 Act File No. 811-24060

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☑
Pre-Effective Amendment No. 2	☐
Post-Effective Amendment No. __	☐

and REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☑
Amendment No. 2	☐

megacorn FUND

(Exact Name of Registrant as Specified in Charter)

c/o UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

(Address of Principal Executive Offices)

414-299-2217

(Registrant’s Telephone Number)

Ann Maurer

235 West Galena Street

(Name and Address of Agent for Service)

Copy to:

Joshua B. Deringer, Esq.

Faegre Drinker Biddle & Reath LLP

One Logan Square, Suite 2000

Philadelphia, PA 19103

215-988-2700

David Williams, Esq.

Faegre Drinker Biddle & Reath LLP

320 South Canal Street, Suite 3300

Chicago, IL 60606

312-212-6500

APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED PUBLIC OFFERING:

AS SOON AS PRACTICABLE AFTER THE DATE ON WHICH THIS REGISTRATION STATEMENT BECOMES EFFECTIVE

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

☒	Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☐	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

☐	Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐	Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box)

☒	when declared effective pursuant to Section 8(c) of the Securities Act

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

☐	This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ________.

☐	This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ________.

☐	This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ________.

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).

☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☒	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”).

☐	If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.

☒	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SECTION 8(A), MAY DETERMINE.

Subject to Completion, dated March 5, 2026

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

MEGACORN FUND

PROSPECTUS

Institutional Class Shares

Advisor Class Shares

[          ], 2026

Megacorn Fund (the “Fund”) is a newly organized Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company. The Fund continuously offers its shares of beneficial interest (“Shares”) and operates as an interval fund.

The Fund operates under an Agreement and Declaration of Trust dated February 27, 2025 (the “Declaration of Trust”). Forge Global Advisors LLC serves as the investment adviser (the “Investment Adviser”) of the Fund. The Investment Adviser is registered as an investment adviser registered with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. The Fund intends to qualify and elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).

The Fund is offering through this prospectus (the “Prospectus”) two separate classes of Shares designated as Institutional Class Shares and Advisor Class Shares.

Simultaneous with the commencement of the Fund’s operations (“Commencement of Operations”), Megacorn Fund LP (the “Predecessor Fund”), reorganized with and transferred substantially all of its assets into the Fund. The Fund maintains an investment objective, strategies and investment policies, guidelines and restrictions that are, in all material respects, equivalent to those of the Predecessor Fund. The Fund and the Predecessor Fund share the same investment adviser and portfolio managers.

The Fund is offering through this Prospectus two separate classes of shares in the Fund, designated as Institutional Class Shares and Advisor Class Shares. The Fund intends to apply to the SEC for an exemptive order that would permit the Fund to offer more than one class of Shares. Advisor Class Shares will not be offered to investors until the Fund has received an exemptive order permitting the multi-class structure. There is no assurance that the Fund will be granted the exemptive order.

Total Offering(1)

	Institutional Class Shares	Advisor Class Shares
Public Offering Price	Current Net Asset Value	Current Net Asset Value

Sales Charge (Load) as a percentage of purchase amount	None	5.75%

Proceeds to Fund(2)	Current Net Asset Value	Current Net Asset Value

(1)

Distribution Services, LLC (the “Distributor”), a wholly owned subsidiary of Foreside Financial Group, LLC (dba ACA Group) (the “Distributor”), acts as the principal underwriter of the Fund’s Shares. An indefinite amount of Shares are being offered on a best efforts basis through the Distributor and may also be offered through other brokers or dealers that have entered into selling agreements with the Distributor. The Investment Adviser pays the Distributor out of its own resources a fee for certain distribution-related services. The Investment Adviser, the Distributor and/or their affiliates may make payments to selected affiliated or unaffiliated third parties (including the parties who have entered into selling agreements with the Distributor) from time to time in connection with the distribution of Shares and/or the servicing of shareholders and/or the Fund. These payments will be made out of the Investment Adviser’s and/or affiliates’ own assets and will not represent an additional charge to the Fund. The amount of such payments may be significant in amount and the prospect of receiving any such payments may provide such third parties or their employees with an incentive to favor sales of Shares of the Fund over other investment options. See “DISTRIBUTOR.” The minimum initial investment in Institutional Class Shares by any Institutional Class investor is $100,000, and the minimum initial investment in Advisor Class Shares by any Advisor Class investor is $500. However, the Fund, in its sole discretion, may accept investments below these minimums. See “FUND SUMMARY - The Offering.”

(2)	The Fund’s initial offering expenses are described under “FUND FEES AND EXPENSES” below.

The Fund’s primary investment objective is capital appreciation. Under normal market conditions, the Fund will seek to achieve its investment objective by gaining exposure, on both a direct and indirect basis, to private company shares as represented by the Forge Accuidity Private Market Index. The Fund primarily invests in the equity securities (e.g., common and/ or preferred stock, or equity-linked securities convertible into such equity securities) of private, late-stage growth companies (“Portfolio Companies”) and in special purpose vehicles (“SPVs”) that in turn invest in, or otherwise provide exposure to, the equity securities of private, late-stage growth companies primarily comprising of the Forge Accuidity Private Market Index. The Fund anticipates that approximately 50-80% of the Fund’s portfolio will be comprised of equity securities of Portfolio Companies held on an indirect basis through investments in SPVs and similar investment structures (“Indirect Investments”) that in turn invest in the equity securities of Portfolio Companies, that approximately 10-30% of the Fund’s portfolio will be comprised of equity securities acquired directly from a Portfolio Company, and that approximately 5-10% of the Fund’s portfolio will be comprised of other assets, which may include, without limitation, derivative instruments, money market instruments, and Treasury bills and other short-term obligations of the U.S. Government. The Fund anticipates that the majority of its portfolio will be acquired through secondary transactions, with the remainder acquired through primary issuances and other investment structures. See “INVESTMENT OBJECTIVE AND STRATEGIES – INVESTMENT STRATEGIES AND OVERVIEW OF INVESTMENT PROCESS.”

The Fund’s investment program is speculative and entails substantial risks. There can be no assurance that the Fund’s investment objective will be achieved or that its investment program will be successful. Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. Investors could lose some or all of their investment (see “PRINCIPAL RISK FACTORS” BEGINNING ON PAGE [15]).

No holder of Shares (each, a “Shareholder”) will have the right to require the Fund to redeem its Shares. The Fund is a closed-end investment company operating as an “interval fund” and, as such, has adopted a fundamental policy to make quarterly repurchase offers, at per-class net asset value (“NAV”), of not less than 5% and not more than 25% of the Fund’s outstanding Shares on the repurchase request deadline subject to approval of the Board of Trustees (the “Board” and each of the trustees on the Board, a “Trustee”). Notices of each repurchase offer are sent to shareholders no more than 42 days and no less than 21 days before the “Repurchase Request Deadline” (i.e., the date by which Shareholders can tender their Shares in response to a repurchase offer). The Fund determines the NAV applicable to repurchases no later than fourteen (14) days after the Repurchase Request Deadline (or the next business day, if the 14th day is not a business day) (the “Repurchase Pricing Date”). The Fund expects to distribute payment to Shareholders between one and three business days after the Repurchase Pricing Date and will distribute payment no later than seven (7) calendar days after such date. If the value of Shares tendered for repurchase exceeds the value the Fund intended to repurchase, the Fund may determine to repurchase less than the full number of Shares tendered. In such event, Shareholders will have their Shares repurchased on a pro rata basis, and tendering Shareholders will not have all of their tendered Shares repurchased by the Fund (see “OFFERS TO REPURCHASE” beginning on page [42] and “REPURCHASE PROCEDURES” beginning on page [43]).

This Prospectus is not an offer to sell Shares and is not soliciting an offer to buy Shares in any state or jurisdiction where such offer or sale is not permitted. There is no assurance that you will be able to tender your Shares when or in the amount that you desire. The Fund’s Shares are not listed and the Fund does not currently intend to list its Shares for trading on any national securities exchange. There is not expected to be any secondary trading market in the Shares. The Shares are, therefore, not marketable. Even though the Fund will make quarterly repurchase offers to repurchase a portion of the Shares to try to provide liquidity to shareholders, you should consider the Shares to be illiquid.

The Shares will be offered in a continuous offering. The Shares will generally be offered for purchase on any business day, which is any day the New York Stock Exchange is open for business, in each case subject to any applicable sales charges and other fees, as described herein. The Shares will be issued at net asset value per Share.

This Prospectus concisely provides information that you should know about the Fund before investing. You are advised to read this Prospectus carefully and to retain it for future reference. Additional information about the Fund, including the Fund’s statement of additional information (the “SAI”), dated [  ], 2026, has been filed with the SEC. You may request a free copy of this Prospectus, the SAI, annual and semi-annual reports, when available, and other information about the Fund, and make inquiries without charge by writing to the Fund, c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, WI 53212, by calling the Fund toll-free at 800-450-2133 or by accessing the Investment Adviser’s website at forgeglobal.com/megacorn-fund. The information on the Investment Adviser’s website is not incorporated by reference into this Prospectus and investors should not consider it a part of this Prospectus. The SAI is incorporated by reference into this Prospectus in its entirety. The SEC maintains an internet site that contains reports, proxy and information statements, and other information filed electronically by issuers at the SEC’s website at sec.gov. You may also obtain copies of the SAI, and the annual and semi-annual reports of the Fund, when available, as well as other information about the Fund at sec.gov. You may also email requests for these documents to publicinfo@sec.gov. The address of the SEC’s internet site is provided solely for the information of prospective investors and is not intended to be an active link.

Shares are an illiquid investment.

●	The Fund does not intend to list the Shares on any securities exchange and the Fund does not expect a secondary market in the Shares to develop.

●	You should generally not expect to be able to sell your Shares (other than through the limited repurchase process), regardless of how the Fund performs.

●	Although the Fund is required to and has implemented a Share repurchase program, only a limited number of Shares will be eligible for repurchase by the Fund.

●	You should consider that you may not have access to the money you invest for an indefinite period of time.

●	An investment in the Shares is not suitable for you if you need foreseeable access to the money you invest.

●	Because you will be unable to sell your Shares or have them repurchased immediately, you will find it difficult to reduce your exposure on a timely basis during a market downturn.

●	The amount of distributions that the Fund may pay, if any, is uncertain.

●	All or a portion of an annual distribution may consist solely of a return of capital (i.e., from your original investment) and not a return of net investment income.

●	A significant portion of the Fund’s underlying investments are expected to be illiquid, and this may limit the number of Shares available for repurchase.

No Prior History. The Fund has no operating history and the Shares have no history of public trading.

Neither the SEC nor any state securities commission has determined whether this Prospectus is truthful or complete, nor have they made, nor will they make, any determination as to whether anyone should buy these securities. Any representation to the contrary is a criminal offense.

You should not construe the contents of this Prospectus as legal, tax or financial advice. You should consult with your own professional advisers as to legal, tax, financial, or other matters relevant to the suitability of an investment in the Fund.

You should rely only on the information contained in this Prospectus. The Fund has not authorized anyone to provide you with different information. You should not assume that the information provided by this Prospectus is accurate as of any date other than the date shown below.

The Fund’s Shares do not represent a deposit or an obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

THE FUND’S PRINCIPAL UNDERWRITER IS DISTRIBUTION SERVICES, LLC.

The date of this Prospectus is [  ], 2026.

i

FUND SUMMARY

This is only a summary and does not contain all of the information that investors should consider before investing in the Fund. Investors should review the more detailed information appearing elsewhere in this Prospectus and SAI, especially the information set forth under the heading “Principal Risk Factors.”

The Fund and the Shares

Megacorn Fund (the “Fund”) is a closed-end management investment company structured as an “interval fund” and registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and organized as a Delaware statutory trust on February 27, 2025. Forge Global Advisors LLC serves as the investment adviser (the “Investment Adviser”) of the Fund. The Investment Adviser provides day-to-day investment management services to the Fund. The Fund is non-diversified, which means that under the Investment Company Act, it is not limited in the percentage of its assets that it may invest in any single issuer of securities, although the Fund will seek to satisfy other diversification requirements necessary to qualify as a regulated investment company under the Code, as further described below.

The Fund offers two separate classes of shares of beneficial interest (“Shares”) designated as Institutional Class Shares (“Institutional Class Shares”) and Advisor Class Shares (“Advisor Class Shares”). Institutional Class Shares and Advisor Class Shares are subject to different fees and expenses. The Fund may offer additional classes of Shares in the future. The Fund intends to apply for and expects to receive an exemptive order from the SEC with respect to the Fund’s multi-class structure. Advisor Class Shares will not be offered to investors until the Fund has received an exemptive order permitting the multi-class structure. There is no assurance that the Fund will be granted the exemptive order.

The Fund is an “interval fund” and, as such, has adopted a fundamental policy to make quarterly repurchase offers, at per-class net asset value (“NAV”), of not less than 5% nor more than 25% of the Fund’s outstanding Shares on the repurchase request deadline. The Fund will offer to purchase only a small portion of its Shares each quarter, and there is no guarantee that Shareholders will be able to sell all of the Shares that they desire to sell in any particular repurchase offer. If a repurchase offer is oversubscribed, the Fund may repurchase only a pro rata portion of the Shares tendered by each Shareholder. The potential for proration may cause some investors to tender more Shares for repurchase than they wish to have repurchased or result in investors being unable to liquidate all or a given percentage of their investment during the particular repurchase offer.

Shares in the Fund provide limited liquidity since Shareholders will not be able to redeem Shares on a daily basis. A Shareholder may not be able to tender its Shares in the Fund promptly after it has made a decision to do so. In addition, with very limited exceptions, Shares are not transferable, and liquidity will be provided only through repurchase offers made quarterly by the Fund. Shares in the Fund are therefore suitable only for investors who can bear the risks associated with the limited liquidity of Shares and should be viewed as a long-term investment.

The Fund intends to satisfy the diversification requirements necessary to qualify as a regulated investment company under the Code, which generally requires that, at the end of each quarter: (1) at least 50% of the Fund’s total assets are invested in (i) cash and cash items (including receivables), Federal Government securities and securities of other regulated investment companies; and (ii) securities of separate issuers, each of which amounts to no more than 5% of the Fund’s total assets (and no more than 10% of the issuer’s outstanding voting shares), and (2) no more than 25% of the Fund’s total assets are invested in (i) securities (other than Federal Government securities or the securities of other regulated investment companies) of any one issuer; (ii) the securities (other than the securities of other regulated investment companies) of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses; or (iii) the securities of one or more qualified publicly traded partnerships.

Simultaneous with the commencement of the Fund’s operations, (“Commencement of Operations”) Megacorn Fund LP (the “Predecessor Fund”) reorganized with and transferred substantially all of its assets into the Fund. The Predecessor Fund maintained an investment objective, strategies and investment policies, guidelines and restrictions that are, in all material respects, equivalent to those of the Fund. At the time of the reorganization, the Fund and the Predecessor Fund shared the same investment adviser and portfolio managers. For past performance information of the Predecessor Fund, see “Performance.”

Investment Objective and Strategies

The Fund’s primary investment objective is capital appreciation. The Fund seeks to achieve its investment objective by gaining exposure, on both a direct and indirect basis, to private company shares as represented by the Forge Accuidity Private Market Index (defined below). The Fund primarily invests in the equity securities (e.g., common and/or preferred stock, or equity-linked securities convertible into such equity securities) of private, late-stage growth companies (“Portfolio Companies”) and in special purpose vehicles (“SPVs”) that in turn invest in, or otherwise provide exposure to, the equity securities of private, late-stage companies primarily comprising of the Forge Accuidity Private Market Index. The Fund defines “growth” companies as companies that have potential for capital appreciation significantly greater than that of the market averages. The market capitalization of the growth companies in which the Fund will invest may range from small to large capitalizations.

The Forge Accuidity Private Market Index (the “Index”), is an index of 60 private, late-stage growth companies selected and maintained by Forge Global, Inc., an affiliate of the Investment Adviser (the “Index Provider”), according to several criteria, including privately held, late-stage venture backed U.S. companies with a post money valuation of at least $500 million. Late-stage privately held companies are companies that, in the Investment Adviser’s view, typically have demonstrated sustainable business operations and generally have well-known products or services with a strong market presence. Late-stage companies have generally reached a point of revenue generation from their core business operations which the Investment Adviser considers to be meaningful and a strong financial indicator of product-market fit. Late-stage companies that are privately held may also be referred to as “pre-IPO companies” (i.e., companies that are typically in their last few financing rounds before an initial public offering (“IPO”) or an exit event such as a sale or merger) and have previously been funded primarily by private institutional investors through pooled investment vehicles.

The Index is constructed using a proprietary scoring model and quality factor screens to select high quality companies with more than a certain level of secondary market activity. Whether a company is considered high quality is based on a number of quality factors, which include having five or more years of operating history, having leading venture capital investors on the company’s capitalization table, and having proven scale and capital formation (e.g., a minimum primary capital raise of $200 million and a minimum valuation of $500 million). In determining the level of a company’s secondary market activity, various factors are considered, including, without limitation, trade volume and trade count. Index constituents are weighted according to their implied valuations (i.e., estimates of the underlying value of their portfolio), with weights capped at 7.5% and excess weight distributed pro-rata across all other index names. The Index is a propriety index which the Fund will utilize in its selection of issuers that it will seek to make investments. While the Fund’s Investment Adviser may use the Index as a guideline for investing in the Fund’s Portfolio Companies, the Fund may invest in the securities of issuers other than those included in the Index, and the Fund will not always invest in Portfolio Companies in the same proportion as the Index. There may be reasons why a particular Index issuer is not included in the Fund’s portfolio, including, without limitation, the limited availability of shares for purchase and the analysis of the Investment Adviser of the appropriateness of particular securities of Index issuers as investments for the Fund. The Investment Adviser expects that at least 75% of the market value of the Fund’s equity investments will be among the companies included in the Index.

In addition to investing directly in the equity securities of Portfolio Companies, the Fund may obtain exposure to Portfolio Companies on an indirect basis, including to a significant extent, by investing in SPVs, investment companies, or other similar structures which in turn invest in the equity securities of Portfolio Companies. The Fund generally expects to continue to hold its position in a given Portfolio Company until a liquidity event with respect to such Portfolio Company occurs, such as an initial public offering or a merger or acquisition transaction. Notwithstanding the foregoing, if the Investment Adviser believes it to be in the best interest of the Fund, the Fund may: (i) continue to hold securities of a Portfolio Company following a liquidity event until such time that the Investment Adviser determines to sell the securities or (ii) sell such securities prior to the occurrence of a liquidity event.

As discussed above, the Fund invests primarily in securities of Portfolio Companies, which consist of shares of either common or a series of preferred stock of such company or equity-linked securities by such company which is convertible into shares of common or a series of preferred stock of such company, as well as in SPVs or other similar structures which in turn invest in, or otherwise provide exposure to, such securities. The SPVs in which the Fund expects to invest are vehicles that provide access to equity securities issued by a single Portfolio Company. SPVs are typically organized by the sellers of such Portfolio company securities and often charge a performance fee and administrative and other management fees. The Fund will invest in SPVs that it expects will generally be organized as limited liability companies or limited partnerships. It is expected the Fund may own up to 100% of certain SPVs, which would be considered affiliates of the Fund by virtue of such ownership and would not be subject to management fees.

The Fund expects that most of its investments will be in or provide exposure to U.S. domestic Portfolio Companies (i.e., companies organized in the United States), but it is not prohibited from investing in Portfolio Companies organized in foreign jurisdictions. The Investment Adviser expects that the equity securities that the Fund will target may require several years to appreciate in value, and there can be no assurance that such appreciation will occur. Due to the illiquid nature of most of the Fund’s investments and transfer restrictions that equity securities are typically subject to, the Fund may not be able to sell these securities at times when the Fund deems it necessary to do so (e.g., to fund quarterly repurchases of Shares), or at all. The equity securities in which the Fund invests on either a direct or indirect basis will often be subject to drag-along rights, which permit a majority stockholder in the company to force minority stockholders to join a company sale (which may be at a price per share lower than our initial purchase price).

In addition, the Fund will often be subject to lock-up provisions that prohibit the Fund from selling its equity investments into the public market for specified periods of time after IPOs of the Portfolio Company, typically 180 days. As a result, the market price of securities that the Fund holds may decline substantially before the Fund is able to sell these securities following an IPO. The criteria described above, together with the availability of the securities and their applicability for inclusion in the Fund’s portfolio, taking into account the Fund’s overall composition of the Fund’s portfolio and other salient investment factors, will inform the Investment Adviser’s decision to purchase a security on behalf of the Fund.

The Fund generally expects to acquire equities of Portfolio Companies through secondary purchases and exchanges from selling shareholders of such companies, but under certain circumstances may, in the discretion of the Investment Adviser, purchase securities directly in an issuance by such Portfolio Companies. Secondary purchases and exchanges refer to transactions where the Fund acquires securities from existing shareholders of the Portfolio Companies through private markets, rather than directly from the issuing companies. The Fund may also invest in SPVs and similar investment structures to obtain exposure to Portfolio Companies in accordance with policies approved by the Board. With respect to the interests of such SPVs or similar vehicles themselves, the Fund generally expects to acquire such interests directly through a primary issuance by such SPV or similar vehicle. For the avoidance of doubt, investments in SPVs are treated as Indirect Investments for portfolio construction purposes.

In reviewing potential investments for the Fund, the Investment Adviser utilizes, without limitation, the information and research available on premium databases and regulatory filings of issuers, including, but not limited to, Form D filings or other similar filings by private companies in connection with primary issuances. The Investment Adviser may interface with the management of companies targeted for investment and reviews their past and expected financial performance. The Investment Adviser connects with sellers of shares through transactions facilitated by registered-broker dealers, including unaffiliated broker-dealers that operate alternative trading systems (“ATSs”) and other private secondary markets. Such ATSs mainly help to identify counterparty interest, and the purchase of any shares through such venues remain subject to the execution of contracts, securing waivers of any applicable transfer restrictions, and settlement periods. In addition to unaffiliated ATSs, the Investment Adviser may source secondary investment opportunities through other private secondary market channels, including transactions facilitated by registered broker-dealers, issuer-organized liquidity events such as tender offers, and direct negotiated transactions with existing shareholders. The Fund’s ability to implement this investment strategy is subject to the ability of the Investment Adviser to identify and acquire the securities of Portfolio Companies on acceptable terms.

Except as otherwise indicated, the Fund may change its investment objective and any of its investment policies, restrictions, strategies, and techniques without Shareholder approval. The investment objective of the Fund is not a fundamental policy of the Fund and may be changed by the Board of Trustees of the Fund (the “Board”) without the vote of a majority (as defined by the Investment Company Act) of the Fund’s outstanding Shares. The Fund will notify Shareholders of any changes to its investment objective or policies to the extent required by the 1940 Act.

The Fund is obtaining exemptive relief from the SEC permitting the Fund to invest alongside other vehicles and funds managed or sponsored by the Investment Adviser or its affiliates in a manner consistent with the Fund’s investment objective and strategies. There can be no guarantee regarding when, or if, such relief will be granted by the SEC.

The Investment Adviser

As Investment Adviser, Forge Global Advisors LLC provides day-to-day investment management services to the Fund. Its principal place of business is located at 4 Embarcadero Center, 15th Floor, San Francisco, CA 94111. The Investment Adviser is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). As of December 31, 2025, approximately $2.3 billion in assets were under the advisement of the Investment Adviser and its affiliates.

The Administrator	The Fund has retained UMB Fund Services, Inc. (the “Administrator”) to provide it with certain administrative and accounting services. The Administrator also performs all actions related to the issuance and repurchase of Shares of the Fund. The Fund compensates the Administrator for these services and reimburses the Administrator for certain of its out-of-pocket expenses. See “Fees and Expenses” below.
Fees and Expenses

The Fund will bear its own operating expenses (including, without limitation, its offering expenses not paid by the Investment Adviser). A more detailed discussion of the Fund’s expenses can be found under “FUND EXPENSES.”

Investment Advisory. Pursuant to an investment advisory agreement (the “Investment Advisory Agreement”) by and between the Fund and the Investment Adviser, and in consideration of the advisory services provided by the Investment Adviser to the Fund, the Investment Adviser is entitled to a base advisory fee (the “Investment Advisory Fee”). See “INVESTMENT ADVISORY FEE.”

For its provision of advisory services to the Fund, the Fund will pay the Investment Adviser an Investment Advisory Fee equal to 1.75% on an annualized basis, accrued daily and payable monthly in arrears, based upon the Fund’s average daily net assets. The Investment Advisory Fee paid to the Investment Adviser will be paid out of the Fund’s assets. Such fee is paid to the Investment Adviser before giving effect to any repurchase of Shares effective as of that date and will decrease the net profits or increase the net losses of the Fund that are credited to its Shareholders. See “INVESTMENT ADVISORY FEE.”

Administration Fee. The Fund pays the Administrator tiered fees based on the average monthly net asset value of the Fund, subject to a minimum annual fee (the “Administration Fees”). The Administration Fees are paid to the Administrator out of the assets of the Fund, and therefore, decrease the net profits or increase the net losses of the Fund. The Fund also reimburses the Administrator for certain out-of-pocket expenses and pays the Administrator a fee for transfer agency services. See “ADMINISTRATION.”

The Fund intends to apply for exemptive relief from the SEC that will allow the Fund, subject to certain conditions, to adopt a Distribution and Service Plan with respect to Advisor Class Shares in compliance with Rule 12b-1 under the Investment Company Act. Under the Distribution Plan, the Fund will be permitted to pay as compensation up to 0.25% on an annualized basis of the aggregate net assets of the Fund attributable to Advisor Class Shares (the “Distribution and Servicing Fee”) to the Fund’s distributor or other qualified recipients under the Distribution and Service Plan. The Distribution and Servicing Fee will be paid out of the Fund’s assets and decreases the net profits or increases the net losses of the Fund. Institutional Class Shares are not subject to the Distribution and Servicing Fee. Advisor Class Shares will not be offered for sale until the Fund has received the requested exemptive relief from the SEC. As of the date of this Prospectus, the Fund had not received exemptive relief, and Advisor Class Shares have not been offered for sale. There is no assurance that the Fund will be granted the exemptive order. See “DISTRIBUTION AND SERVICE PLAN”.

The Investment Adviser has entered into an expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Investment Adviser has agreed to waive fees that it would otherwise have been paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding any taxes, fees and interest payments on borrowed funds, distribution and servicing fees, brokerage and distribution costs and expenses, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization, and extraordinary or non-routine expenses, such as litigation expenses) do not exceed 1.75% of the average daily net assets of Institutional Class Shares and Advisor Class Shares (the “Expense Limit”). Because taxes, fees and interest payments on borrowed funds, distribution and servicing fees, brokerage and distribution costs and expenses, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary or non-routine expenses are excluded from the Expense Limit, Total Annual Expenses (after fee waivers and expense reimbursements) are expected to exceed 1.75% for Institutional Class Shares and Advisor Class Shares. For a period not to exceed three years after the end of the month on which a Waiver is made, the Investment Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment and remain in compliance with the Expense Limit in place at the time of the Waiver, and the current Expense Limit. The Expense Limitation and Reimbursement Agreement will remain in effect for an initial term of one year, and thereafter, the Expense Limit will increase to 2.25% of the average daily net assets of the Institutional Class Shares and Advisor Class Shares. The Expense Limitation and Reimbursement Agreement will automatically renew for consecutive one-year terms thereafter unless terminated. The Board may terminate the Expense Limitation and Reimbursement Agreement at any time upon 30 days’ written notice, and the Investment Adviser may terminate the Expense Limitation and Reimbursement Agreement at the end of the then-current term upon 30 days’ written notice. See “FUND EXPENSES.”

The Offering

The minimum initial investment in the Fund by any investor for Institutional Class Shares is $100,000 and the minimum initial investment by any investor for Advisor Class Shares is $500. However, the Fund, in its sole discretion, may accept investments below these minimums.

Shares will generally be offered for purchase on any business day, which is any day the New York Stock Exchange is open for business, except that Shares may be offered more or less frequently as determined by the Board in its sole discretion. Once a prospective investor’s purchase order is received, a confirmation is sent to the investor. Potential investors should send subscription funds by wire transfer pursuant to instructions provided to them by the Fund.

Whether investing directly from the Fund or investing through a financial intermediary, a prospective investor may be required to submit a completed investor application on or prior to the acceptance date set by the Fund. The Fund reserves the right to reject, in its sole discretion, any request to purchase Shares in the Fund at any time. The Fund also reserves the right to suspend or terminate offerings of Shares at any time at the Board’s discretion.

Advisor Class Shares in the Fund are offered with a maximum sales charge of 5.75% of the subscription amount, which may be reduced, modified or waived by the Fund or Investment Adviser for any Shareholder. Institutional Class Shares are not subject to a sales charge. No sales charge is expected to be charged with respect to investments by the Investment Adviser and its affiliates, and their respective directors, principals, officers and employees and others in the Investment Adviser’s sole discretion. The full amount of the sales charge may be reallowed to brokers or dealers participating in the offering. Your financial intermediary may impose additional charges when you purchase Shares of the Fund.

Distribution Policy	Following the disposition by the Fund of securities of Portfolio Companies, the Fund intends to make cash distributions of net profits, if any, to its Shareholders once each fiscal year at such time as the Board of Trustees determines in its sole discretion (or twice in a fiscal year at such times determined by the Board of Trustees, if necessary for the Fund to maintain its status as a regulated investment company (“RIC”) and in accordance with the Investment Company Act).
Dividend Reinvestment Plan

The Fund intends to adopt an “opt out” dividend reinvestment plan (the “DRIP”). Any investor that wishes to participate in the DRIP will not be required to take any action. A participating investor’s distribution amount will purchase Shares at the net asset value of the Fund. Shareholders that wish to receive their distributions in cash may do so by making a written election to not participate in the DRIP on the investor’s subscription agreement or by notifying the Fund’s Administrator, UMB Fund Services, Inc. at 800-450-2133 or 235 West Galena Street, Milwaukee, WI 53212. Such written notice must be received by the Administrator 60 days prior to the record date of the distribution, or the Shareholder will receive such distribution in Shares through the DRIP.

Repurchase Offers

The Fund operates as an interval fund pursuant to Rule 23c-3 of the Investment Company Act, and has adopted a fundamental policy to conduct quarterly repurchase offers at NAV. At the discretion of the Board and provided that it is in the best interests of the Fund and Shareholders to do so, the Fund intends to provide a limited degree of liquidity to the Shareholders by conducting quarterly offers to repurchase its Shares at their NAV on the date on which the repurchase price for Shares is determined (the “Valuation Date”). Each repurchase offer will be for no less than 5% nor more than 25% of the Fund’s Shares outstanding. If the value of Shares tendered for repurchase exceeds the value the Fund intended to repurchase, the Fund may determine to repurchase less than the full number of Shares tendered. In such event, Shareholders will have their Shares repurchased on a pro rata basis, and tendering Shareholders will not have all of their tendered Shares repurchased by the Fund. At the discretion of the Board and provided that it is in the best interests of the Fund and Shareholders to do so, the Fund intends to provide a limited degree of liquidity to Shareholders by conducting repurchase offers quarterly of approximately 10% of the Fund’s outstanding Shares on the repurchase request deadline. Shareholders tendering Shares for repurchase will be asked to give written notice of their intent to do so by the date specified in the notice describing the terms of the applicable repurchase offer, which date will be no more than fourteen (14) days prior to the Valuation Date. See “OFFERS TO REPURCHASE” and “REPURCHASE PROCEDURES.”

Risk Factors	The Fund is subject to substantial risks — including market risks and strategy risks. The Fund is also subject to the risks associated with the investment strategies employed by the Investment Adviser, which may include portfolio company risk, SPV risk, valuation risk, and IPO risk. While the Investment Adviser will attempt to moderate any risks, there can be no assurance that the Fund’s investment activities will be successful or that the investors will not suffer losses. An investment in the Fund should only be made by investors who understand the risks involved and who are able to withstand the loss of the entire amount invested.

Accordingly, the Fund should be considered a speculative investment, and you should invest in the Fund only if you can sustain a complete loss of your investment. Past results of the Investment Adviser, its respective principals, and the Fund are not indicative of future results. Prospective investors should review carefully the “PRINCIPAL RISK FACTORS” section of this Prospectus.
Summary of Taxation	The Fund intends to qualify as a RIC for federal income tax purposes. As a RIC, the Fund will generally not be subject to federal corporate income tax, provided that it distributes its net income and gains to Shareholders each year. See “TAXES.”
Fiscal and Tax Year	The Fund’s fiscal year is the 12-month period ending on September 30. The Fund’s taxable year is the 12-month period ending on September 30.

SUMMARY OF FUND EXPENSES

The following tables describe the aggregate fees and expenses that the Fund expects to incur and that the Shareholders can expect to bear, either directly or indirectly, through the Fund’s investments. More information about these and other discounts is available from your financial professional and in the section titled “Purchasing Shares” on page [53] of this Prospectus.

FUND FEES AND EXPENSES

	Institutional Class Shares	Advisor Class Shares
SHAREHOLDER TRANSACTION EXPENSES:
Maximum Sales Charge (Load) (as a percentage of offering price)(1)	None	5.75%

ANNUAL EXPENSES (AS A PERCENTAGE OF NET ASSETS ATTRIBUTABLE TO SHARES)(2)
Investment Advisory Fee(3)	1.75%	1.75%
Distribution and Servicing Fee(4)	None	0.25%
Other Expenses(5)	0.38%	0.38%
Acquired Fund Fees and Expenses(6)	0.25%	0.25%
Total Annual Expenses	2.38%	2.63%
Less: Amount Paid or Absorbed Under Expense Limitation and Reimbursement Agreement(7)	0.38%	0.38%
Net Annual Expenses(7)	2.00%	2.25%

(1)	Investors in Advisor Class Shares may be charged a sales charge of up to 5.75% of the subscription amount.
(2)	Assumes the Fund raises proceeds resulting in estimated average net assets of $216,108,000 in the first 12 months.
(3)	The Investment Advisory Fee is equal to 1.75% on an annualized basis, accrued daily and payable monthly in arrears, of the Fund’s average daily net assets. The Investment Advisory Fee is paid to the Adviser before giving effect to any repurchase of Shares in the Fund effective as of that date and will decrease the net profits or increase the net losses of the Fund that are credited to its Shareholders. See “INVESTMENT ADVISORY FEE” for additional information.

(4)	The Fund intends to apply to the SEC for exemptive relief to offer multiple classes of shares and to adopt a distribution and service plan (“Distribution and Service Plan”) for Advisor Class Shares. There can be no assurance the SEC will grant such relief to the Fund; however, once the Fund has received such relief, investors may pay a Distribution and Servicing Fee of up to 0.25% on an annualized basis of the aggregate net assets of the Fund attributable to Advisor Class Shares to the Fund’s distributor or other qualified recipients. Payment of the Distribution and Servicing Fee will be governed by the Distribution and Service Plan for Advisor Class Shares, which, pursuant to the conditions of an exemptive order expected to be issued by the SEC, will be adopted by the Fund with respect to Advisor Class Shares in compliance with Rule 12b-1 under the Investment Company Act. Institutional Class Shares are not subject to the Distribution and Servicing Fee. See “DISTRIBUTION AND SERVICE PLAN.”
(5)	“Other Expenses” (as defined below) represent estimated amounts for the current fiscal year.
(6)	The “Acquired Fund Fees and Expenses” disclosed above are based on historical returns of the types of funds in which the Fund anticipates investing, which may change substantially over time and, therefore, significantly affect “Acquired Fund Fees and Expenses.” The Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year
(7)	The Investment Adviser has entered into an expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Investment Adviser has agreed to waive fees that it would otherwise have been paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding any taxes, fees and interest payments on borrowed funds, distribution and servicing fees, brokerage and distribution costs and expenses, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization, and extraordinary or non-routine expenses, such as litigation expenses) do not exceed 1.75% of the average daily net assets of the Institutional Class Shares and Advisor Class Shares (the “Expense Limit”). Because taxes, fees and interest payments on borrowed funds, distribution and servicing fees, brokerage and distribution costs and expenses, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary or non-routine expenses are excluded from the Expense Limit, Total Annual Expenses (after fee waivers and expense reimbursements) are expected to exceed 1.75% for the Institutional Class Shares and Advisor Class Shares. For a period not to exceed three years after the end of the month in which a Waiver is made, the Investment Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment and remain in compliance with the Expense Limit in place at the time of the Waiver and the current Expense Limit. The Expense Limitation and Reimbursement Agreement will remain in effect for an initial term of one year, and thereafter, the Expense Limit will increase to 2.25% of the average daily net assets of the Institutional Class Shares and Advisor Class Shares. The Expense Limitation and Reimbursement Agreement will automatically renew for consecutive one-year terms thereafter unless terminated. The Board may terminate the Expense Limitation and Reimbursement Agreement at any time upon 30 days’ written notice, and the Investment Adviser may terminate the Expense Limitation and Reimbursement Agreement at the end of the then-current term upon 30 days’ written notice. During the first year following the date of this prospectus, only the Board may terminate the Expense Limitation and Reimbursement Agreement.

The purpose of the table above is to assist prospective investors in understanding the various fees and expenses Shareholders will bear directly or indirectly. “Other Expenses,” as shown above, is an estimate based on anticipated investments in the Fund and anticipated expenses for the current fiscal year of the Fund’s operations, and includes, among other things, professional fees and other expenses that the Fund will bear, including initial and ongoing offering costs and fees and expenses of the Administrator, transfer agent and custodian. For a more complete description of the various fees and expenses of the Fund, see “INVESTMENT ADVISORY FEE,” “ADMINISTRATION,” “CUSTODIAN,” “FUND FEES AND EXPENSES,” “REPURCHASES OF SHARES” and “PURCHASING SHARES.”

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that all distributions are reinvested at NAV and that the percentage amounts listed under annual expenses remain the same in the years shown (except that the example reflects the expense limitation for the one-year period and the first year of each additional period). The assumption in the hypothetical example of a 5% annual return is the same as that required by regulation of the SEC applicable to all registered investment companies. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Shares.

EXAMPLE

Institutional Class Shares

You Would Pay the Following Expenses Based on a $1,000 Investment in the Fund, Assuming a 5% Annual Return:	1 Year	3 Years	5 Years	10 Years
	$20	$71	$123	$268

Advisor Class Shares

You Would Pay the Following Expenses Based on the Imposition of the 5.75% Sales Charge and a $1,000 Investment in the Fund, Assuming a 5% Annual Return:	1 Year	3 Years	5 Years	10 Years
	$79	$131	$186	$334

The example is based on the annual fees and expenses of Institutional Class Shares and Advisor Class Shares set out in the table above and should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown. Moreover, the rate of return of the Fund may be greater or less than the hypothetical 5% return used in the example. A greater rate of return than that used in the example would increase the dollar amount of the asset-based fees paid by the Fund.

FINANCIAL HIGHLIGHTS

Because the Fund has not commenced operations as of the date of this Prospectus, there are no financial highlights for the Fund.

USE OF PROCEEDS

The proceeds from the continuous offering of the Fund’s Shares, not including the amount of any sales charges and the Fund’s fees and expenses (including, without limitation, offering expenses not paid by the Investment Adviser), will be invested by the Fund in accordance with the Fund’s investment objective and strategies as soon as practicable, subject to market conditions, the availability of suitable investments, and the extent proceeds are held in cash to pay dividends or expenses, satisfy repurchase offers or for temporary defensive purposes.

Delays in fully investing the Fund’s assets may occur, for example, because of the time required to complete certain transactions and the Investment Adviser’s ability to find suitable investments may be delayed. While the Fund’s investments are expected to be partially-invested within three months, the aforementioned delays may inhibit the Fund from being fully-invested at all times. The Fund may be delayed up to an additional three months depending on the Investment Adviser’s ability to identify and acquire the securities of Portfolio Companies. A delay in the anticipated use of proceeds could lower returns and reduce the Fund’s distributions to Shareholders. Pending such use, the Fund may take temporary defensive measures and invest a portion of proceeds in cash or cash equivalents, including money market instruments, prime commercial paper, repurchase agreements, bank accounts, Treasury bills and other short-term obligations of the U.S. Government, its agencies or instrumentalities. In addition, subject to applicable law, the Fund may maintain a portion of its assets in cash or short-term securities or money market funds to meet operational needs or to maintain liquidity. The Fund may be prevented from achieving its objective during any period in which the Fund’s assets are not substantially invested in accordance with its principal investment strategies.

INVESTMENT OBJECTIVE AND STRATEGIES

INVESTMENT OBJECTIVE

The Fund’s primary investment objective is capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Except as otherwise indicated, the Fund may change its investment objective and any of its investment policies, restrictions, strategies, and techniques without Shareholder approval. The investment objective of the Fund is not a fundamental policy of the Fund and may be changed by the Board without the vote of a majority (as defined by the Investment Company Act) of the Fund’s outstanding Shares. The Fund will notify Shareholders of any changes to its investment objective or policies to the extent required by the 1940 Act.

INVESTMENT STRATEGIES AND OVERVIEW OF INVESTMENT PROCESS

Investment Strategies. Under normal market conditions, the Fund seeks to achieve its investment objective by gaining exposure, on both a direct and indirect basis, to private company shares as represented by the Forge Accuidity Private Market Index. The Fund expects to invest at least 75% of the market value of the Fund’s equity investments in Portfolio Companies and SPVs that in turn invest in, or otherwise provide exposure to, the equity securities of private, late-stage companies comprising of the Forge Accuidity Private Market Index. The Fund defines “growth” companies as companies that have potential for capital appreciation significantly greater than that of the market averages. The market capitalization of the growth companies in which the Fund will invest may range from small to large capitalizations.

The Forge Accuidity Private Market Index (the “Index”) is an index of 60 private, late-stage growth companies selected and maintained by the Index Provider, Forge Global, Inc., according to several criteria, including privately held, late-stage venture backed U.S. companies with a post money valuation of at least $500 million. Late-stage privately held companies are companies that, in the Investment Adviser’s view, typically have demonstrated sustainable business operations and generally have well-known products or services with a strong market presence. Late-stage companies have generally reached a point of revenue generation from their core business operations which the Adviser considers to be meaningful and a strong financial indicator of product-market fit. Late-stage companies that are privately held may also be referred to as “pre-IPO companies” (i.e., companies that are typically in their last few financing rounds before an initial public offering (“IPO”) or an exit event such as a sale or merger) and have previously been funded primarily by private institutional investors through pooled investment vehicles.

The Index is constructed using a proprietary scoring model and quality factor screens to select high quality companies with more than a certain level of secondary market activity. Whether a company is considered high quality is based on a number of quality factors, which include having five or more years of operating history, having leading venture capital investors on the company’s capitalization table, and having proven scale and capital formation (e.g., a minimum primary capital raise of $200 million and a minimum valuation of $500 million). In determining the level of a company’s secondary market activity, various factors are considered, including, without limitation, trade volume and trade count. Index constituents are weighted according to their implied valuations (i.e., estimates of the underlying value of their portfolio), with weights capped at 7.5% and excess weight distributed pro-rata across all other index names. The Index is a propriety index which the Fund will utilize in its selection of issuers in which to invest. While the Fund’s Investment Adviser may use the Index as a guideline for investing in the Fund’s Portfolio Companies, the Fund may invest in the securities of issuers other than those included in the Index, and the Fund will not always invest in Portfolio Companies in the same proportion as the Index. There may be reasons why a particular Index issuer is not included in the Fund’s portfolio, including, without limitation, the limited availability of shares for purchase and the analysis of the Investment Adviser of the appropriateness of particular securities of Index issuers as investments for the Fund. The Investment Adviser expects that at least 75% of the market value of the Fund’s equity investments will be among the companies included in the Index.

The Fund may obtain exposure to Portfolio Companies on both a direct basis (e.g., by investing directly in the equity securities of Portfolio Companies) and an indirect basis (e.g., by investing in SPVs which hold such equity securities), in each case to a potentially significant extent, and may acquire such exposures through direct issuances of equity by the Portfolio Company or SPV, as applicable, as well as through purchases of Portfolio Company securities on secondary markets or through similar mechanisms, to the extent permitted under applicable law and the terms of such securities. The Fund generally expects to continue to hold its position in a given Portfolio Company until a liquidity event with respect to such Portfolio Company occurs, such as an initial public offering or a merger or acquisition transaction. The Fund may hold onto securities after a liquidity event if the Investment Adviser believes that market conditions are favorable for further appreciation, or if there are contractual lock-up periods restricting immediate sale. Additionally, tax optimization strategies may also influence the decision to retain the securities. Conversely, the Fund may sell securities before a liquidity event if the Investment Adviser identifies potential risks or uncertainties related to the Portfolio Company’s future performance or broader market conditions. Notwithstanding the foregoing, if the Investment Adviser believes it to be in the best interest of the Fund, the Fund may: (i) continue to hold securities of a Portfolio Company following a liquidity event until such time that the Investment Adviser determines to sell the securities or (ii) sell such securities prior to the occurrence of a liquidity event.

The Fund generally invests in Portfolio Companies through Indirect Investments, but under certain circumstances may, in the discretion of the Investment Adviser, purchase securities directly from such Portfolio Companies. The Fund anticipates that approximately 50-80% of the Fund’s portfolio will be comprised of equity securities of Portfolio Companies held through Indirect Investments, approximately 10-30% of the Fund’s portfolio will be comprised of equity securities acquired directly from a Portfolio Company, and approximately 5-10% of the Fund’s portfolio will be comprised of other assets, which may include, without limitation, derivative instruments, money market instruments, and Treasury bills and other short-term obligations of the U.S. Government. Indirect Investments refer to transactions where the Fund acquires securities from existing shareholders of the Portfolio Companies through private secondary markets, rather than directly from the issuing companies. Interests in SPVs or similar vehicles also are treated as Indirect Investments for portfolio construction purposes, although the Fund generally expects to acquire such interests directly through a primary issuance by such SPV or similar vehicle.

In reviewing potential investments for the Fund, the Investment Adviser utilizes, without limitation, the information and research available on premium databases and regulatory filings of issuers, including, but not limited to, Form D filings or other similar filings by private companies in connection with primary issuances. The Investment Adviser may interface with the management of companies targeted for investment and reviews their past and expected financial performance. The Investment Adviser connects with sellers of shares through transactions facilitated by registered-broker dealers, including unaffiliated broker-dealers that operate alternative trading systems and other private secondary markets. Such ATSs mainly help to identify counterparty interest, and the purchase of any shares through such venues remain subject to the execution of contracts, securing waivers of any applicable transfer restrictions, and settlement periods. In addition to unaffiliated ATSs, the Investment Adviser may source secondary investment opportunities through other private secondary market channels, including transactions facilitated by registered broker-dealers, issuer-organized liquidity events such as tender offers, and direct negotiated transactions with existing shareholders. The Fund’s ability to implement this investment strategy is subject to the ability of the Investment Adviser to identify and acquire the securities of Portfolio Companies on acceptable terms.

The Fund may use derivative instruments, including without limitation, option contracts, swap agreements, and futures contracts, for various hedging and/or speculative purposes. To the extent the Fund invests in derivative instruments, they may provide exposure to Portfolio Companies as well as other asset classes, which may include, without limitation, equity and equity-related securities, fixed income instruments, and currencies.

Portfolio Composition. As discussed above, the Fund primarily seeks to obtain exposure to securities of Portfolio Companies – and primarily on an indirect basis through Indirect Investments – which securities consist of shares of either common or a series of preferred stock of such company or equity-linked securities by such company which is convertible into shares of common or a series of preferred stock of such company. The SPVs in which the Fund expects to invest are vehicles that provide access to equity securities issued by a single Portfolio Company. SPVs are typically organized by the sellers of such Portfolio Company securities and often charge a performance fee and administrative and other management fees. The Fund will invest in SPVs that it expects will generally be organized as limited liability companies or limited partnerships. It is expected the Fund may own up to 100% of certain SPVs, which would be considered affiliates of the Fund by virtue of such ownership and would not be subject to management fees. The Fund expects that most of its investments will be made in U.S. domestic Portfolio Companies (i.e., companies organized in the United States), but it is not prohibited from investing in Portfolio Companies organized in foreign jurisdictions.

The Investment Adviser expects that the equity securities that the Fund will target may require several years to appreciate in value, and there can be no assurance that such appreciation will occur. Due to the illiquid nature of most of the Fund’s investments and transfer restrictions that equity securities are typically subject to, the Fund may not be able to sell these securities at times when the Fund deems it necessary to do so (e.g., to fund quarterly repurchases of Shares), or at all. The equity securities in which the Fund invests on either a direct or indirect basis will often be subject to drag-along rights, which permit a majority stockholder in the company to force minority stockholders to join a company sale (which may be at a price per share lower than our initial purchase price).

In addition, the Fund will often be subject to lock-up provisions that prohibit the Fund from selling its equity investments into the public market for specified periods of time after IPOs of the Portfolio Company, typically 180 days. As a result, the market price of securities that the Fund holds may decline substantially before the Fund is able to sell these securities following an IPO. The criteria described above, together with the availability of the securities and their applicability for inclusion in the Fund’s portfolio, taking into account the Fund’s overall composition of the Fund’s portfolio and other salient investment factors, will inform the Investment Adviser’s decision to purchase a security on behalf of the Fund.

Access to Attractive Asset Class. The Fund seeks to obtain exposure to equity securities of private, operating, late-stage, growth companies. The Investment Adviser believes that the asset class represented by these companies should be an element in many investors’ diversified portfolio for two primary reasons. First, the Investment Adviser believes that, historically, these companies have had a lower technology, product and market risk profile than early-stage private companies. As a consequence, historically failure rates have been lower and time to exit have been faster. These companies may, however, have a higher technology, product and market risk profile than publicly traded companies, but, for the reasons discussed in the next paragraph, can offer the potential for higher return. Second, there appears to be a general trend for companies to stay private longer, which has generally resulted in a greater portion of companies’ value appreciation occurring in this asset class rather than the public equities markets (although this is not always the case). This, the Investment Adviser believes, has negatively impacted the returns of the public equity markets for the last decade. These private, operating, late-stage, growth companies are typically hard to access, especially for smaller and mid-size investors that do not qualify as a “Qualified Purchaser” as defined in Section 2(a)(51) of the Investment Company Act of 1940. However, the Investment Adviser seeks to use its access to private markets to build a portfolio of private, operating, late-stage, growth companies.

Efficient, Transparent Investment. The Fund seeks to offers investors an opportunity to invest efficiently in a portfolio of private, operating, late-stage, growth companies, including through SPVs. Unlike traditional venture and secondary funds, the Investment Adviser publishes on its website a complete list of the Fund’s investments as of the last day of the previous month, which is designed to provide investors more transparency into their investment than they would receive from a typical private fund.

Repurchase Offers. The Fund is a closed-end investment company structured as an “interval fund” and, as such, has adopted a fundamental policy to make quarterly repurchase offers, at per-class NAV, of not less than 5% and not more than 25% of the Fund’s outstanding Shares on the repurchase request deadline. At the discretion of the Board and provided that it is in the best interests of the Fund and Shareholders to do so, the Fund intends to provide a limited degree of liquidity to Shareholders by conducting repurchase offers quarterly of approximately 10% of the Fund’s outstanding Shares on the repurchase request deadline.

Other Information Regarding Investment Strategy

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategy in attempting to respond to adverse market, economic, political or other conditions. During such times, the Investment Adviser may determine that a large portion of the Fund’s assets should be invested in cash or cash equivalents, including money market instruments, prime commercial paper, repurchase agreements, bank accounts, Treasury bills and other short-term obligations of the U.S. Government, its agencies or instrumentalities. In these and in other cases, the Fund may not achieve its investment objective. The Investment Adviser may invest the Fund’s cash balances in any investments it deems appropriate.

The frequency and amount of portfolio purchases and sales (known as the “portfolio turnover rate”) will vary from year to year. It is anticipated that the Fund’s annual overall portfolio turnover rate will ordinarily be between 5% and 10%. The portfolio turnover rate will vary from year to year and will not be a limiting factor when the Investment Adviser deems portfolio changes appropriate. The Fund may engage in short-term trading strategies, and securities may be sold without regard to the length of time held when, in the opinion of the Investment Adviser, investment considerations warrant such action. These policies may have the effect of increasing the annual rate of portfolio turnover of the Fund. If securities are not held for the applicable holding periods, dividends paid on them will not qualify for the advantageous federal tax rates.

The Fund is obtaining exemptive relief from the SEC permitting the Fund to invest alongside other vehicles and funds managed or sponsored by the Investment Adviser or its affiliates in a manner consistent with the Fund’s investment objective and strategies. Pursuant to such exemptive relief, the Fund generally is permitted to invest alongside such affiliates if a “required majority” (as defined in Section 57(o) of the Investment Company Act) of the Fund’s Board members who are not “interested persons,” as defined in Section 2(a)(19) of the Investment Company Act (the “Independent Trustees”) concludes that (1) the terms of the transaction, including the consideration to be paid, are reasonable and fair to the Fund and its shareholders and do not involve overreaching in respect of the Fund or its shareholders on the part of any person concerned, (2) the transaction is consistent with the interests of the Fund’s shareholders and is consistent with the Fund’s investment objective and strategies, and (3) the investment by any of the Investment Adviser’s affiliates would not disadvantage the Fund, and the Fund’s participation would not be on a basis different from or less advantageous than that on which any of the Investment Adviser’s affiliates are investing. There can be no guarantee regarding when, or if, such relief will be granted by the SEC.

PRINCIPAL RISK FACTORS

All investments carry risks to some degree. The Fund cannot guarantee that its investment objective will be achieved or that its strategy of investing in the Fund will be successful, and its NAV may decrease. An investment in the Fund involves substantial risks, including the risk that the entire amount invested may be lost.

GENERAL PRINCIPAL RISKS

NO OPERATING HISTORY. The Fund was organized on February 27, 2025. It had not yet commenced operations as of the date of this Prospectus and has no operating history. The Fund may not succeed in meeting its objective, and its NAV may decrease. As a new Fund, there is no assurance that the Fund will grow or maintain an economically viable size, which may result in increased Fund expenses or a determination to liquidate the Fund.

MINIMAL CAPITALIZATION. The Fund is not obligated to raise any specific amount of capital prior to commencing operations. There is a risk that the amount of capital actually raised by the Fund through the offering of its shares may be insufficient to achieve profitability or allow the Fund to realize its investment objective. An inability to raise additional capital may adversely affect the Fund’s financial condition, liquidity and results of operations, as well as its compliance with regulatory requirements. Further, if the Fund is unable to raise sufficient capital, Shareholders may bear higher expenses due to a lack of economies of scale.

REPURCHASE OFFERS; LIMITED LIQUIDITY. The Fund is a closed-end investment company structured as an “interval fund” and, as such, has adopted a fundamental policy to make quarterly repurchase offers, at per-class NAV, of not less than 5% and not more than 25% of the Fund’s outstanding Shares on the repurchase request deadline. At the discretion of the Board and provided that it is in the best interests of the Fund and Shareholders to do so, the Fund intends to provide a limited degree of liquidity to Shareholders by conducting repurchase offers quarterly of approximately 10% of the Fund’s outstanding Shares on the repurchase request deadline. The Fund will offer to purchase only a small portion of its Shares each quarter, and there is no guarantee that Shareholders will be able to sell all of the Shares that they desire to sell in any particular repurchase offer. If a repurchase offer is oversubscribed, the Fund may repurchase only a pro rata portion of the Shares tendered by each Shareholder. The potential for proration may cause some investors to tender more Shares for repurchase than they wish to have repurchased or result in investors being unable to liquidate all or a given percentage of their investment during the particular repurchase offer.

Shares in the Fund provide limited liquidity since Shareholders will not be able to redeem Shares on a daily basis. A Shareholder may not be able to tender its Shares in the Fund promptly after it has made a decision to do so. In addition, with very limited exceptions, Shares are not transferable, and liquidity will be provided only through repurchase offers made quarterly by the Fund. Shares in the Fund are therefore suitable only for investors who can bear the risks associated with the limited liquidity of Shares and should be viewed as a long-term investment.

The Fund’s repurchase policy will have the effect of decreasing the size of the Fund over time from what it otherwise would have been. Such a decrease may therefore force the Fund to sell assets it would not otherwise sell. It may also reduce the investment opportunities available to it and cause its expense ratio to increase. Repurchase offers and the need to fund repurchase obligations may also affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance.

Notices of each repurchase offer are sent to shareholders no more than 42 days and no less than 21 days before the “Repurchase Request Deadline” (i.e., the date by which Shareholders can tender their Shares in response to a repurchase offer). The Fund determines the NAV applicable to repurchases no later than fourteen (14) days after the Repurchase Request Deadline (or the next business day, if the 14th day is not a business day) (the “Repurchase Pricing Date”). The Fund expects to distribute payment to Shareholders between one and three business days after the Repurchase Pricing Date and will distribute payment no later than seven (7) calendar days after such date. If a Shareholder tenders all of its Shares (or a portion of its Shares) in connection with a repurchase offer made by the Fund, that tender may not be rescinded by the Shareholder after the Repurchase Request Deadline. Because the NAV applicable to a repurchase is calculated after (but no later than 14 days after) the Repurchase Request Deadline, a Shareholder will not know its repurchase price until after it has irrevocably tendered its Shares. See “OFFERS TO REPURCHASE” and “REPURCHASE PROCEDURES.” Shareholders may be subject to market risk in relation to the tender of their Shares for repurchase because like other market investments, the value of the Fund’s Shares may move up or down, sometimes rapidly and unpredictably, between the date a repurchase offer terminates and the repurchase date. Likewise, because the Fund’s investments may include securities denominated in foreign currencies, changes in currency values between the date a repurchase offer terminates and the repurchase date may also adversely affect the value of the Fund’s shares.

NON-DIVERSIFIED STATUS. The Fund is a “non-diversified” management investment company. Thus, there are no percentage limitations imposed by the Investment Company Act on the Fund’s assets that may be invested, directly or indirectly, in the securities of any one issuer. Consequently, if one or more securities are allocated a relatively large percentage of the Fund’s assets, losses suffered by such securities could result in a higher reduction in the Fund’s capital than if such capital had been more proportionately allocated among a larger number of securities. The Fund may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. The Fund intends to satisfy the diversification requirements necessary to qualify as a regulated investment company under the Code. See “REGULATED INVESTMENT COMPANY RISK” and “TAXES.”

REGULATED INVESTMENT COMPANY RISK. The Fund intends to elect to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a RIC under Subchapter M of Subtitle A, Chapter 1 of the Code. As a RIC, the Fund generally will not be subject to corporate-level U.S. federal income taxes on any net ordinary income or capital gains that is distributed as dividends for U.S. federal income tax purposes to Shareholders, as applicable. To qualify for and maintain its treatment as a RIC for U.S. federal income tax purposes, the Fund is required to meet certain specified source-of-income and asset diversification requirements and is required to distribute dividends for U.S. federal income tax purposes of an amount at least equal to 90% of the sum of its net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses each tax year to Shareholders, as applicable. If the Fund does not meet these requirements, some or all of its net income could be taxable at corporate income tax rates. Additionally, if the Fund does not distribute specified amounts of its ordinary income and capital gains each calendar year, it will be subject to a 4% excise tax. See “TAXES.”

LEGAL, TAX AND REGULATORY. Legal, tax and regulatory changes at the federal, state and local levels could occur that may materially adversely affect the Fund. For example, the regulatory environment for leveraged investors is evolving, and changes in the direct or indirect regulation of leveraged investors may materially adversely affect the ability of the Fund to pursue its investment objective or strategies. Increased regulatory oversight and other legislation or regulation could result. Such legislation or regulation could pose additional risks and result in material adverse consequences to the Fund and/or limit potential investment strategies that would have otherwise been used by the Fund in order to seek to obtain higher returns. Each prospective investor should also be aware that developments in the tax laws of the United States or other jurisdictions where the Fund invests could have a material effect on the tax consequences to the Shareholders. In the event of any such change in law, each Shareholder is urged to consult its own tax advisers.

DEPENDENCE ON THE INVESTMENT ADVISER. The success of the Fund depends upon the ability of the Investment Adviser to develop and implement investment strategies that achieve the investment objective of the Fund. Shareholders will have no right or power to participate in the management or control of the Fund.

DEPENDENCE ON KEY PERSONNEL RISK. The Investment Adviser may be dependent upon the experience and expertise of certain key personnel in providing services with respect to the Fund’s investments. If the Investment Adviser were to lose the services of these individuals, its ability to service the Fund could be adversely affected. As with any managed fund, the Investment Adviser may not be successful in selecting the best-performing securities or investment techniques for the Fund’s portfolio, and the Fund’s performance may lag behind that of similar funds. The Investment Adviser have informed the Fund that their respective investment professionals are actively involved in other investment activities not concerning the Fund and will not be able to devote all of their time to the Fund’s business and affairs. In addition, individuals not currently associated with the Investment Adviser may become associated with the Fund, and the performance of the Fund may also depend on the experience and expertise of such individuals.

MANAGEMENT RISK. The NAV of the Fund changes daily based on the performance of the securities in which it invests. The Investment Adviser’s judgment about the attractiveness, value and potential appreciation of a particular sector and securities or the financial performance of Portfolio Companies in which the Fund invests may prove to be incorrect and may not produce the desired results. The Fund may not allocate effectively among its targeted Portfolio Companies, and its allocations may be unsuccessful in achieving its investment objective. The ability of the Fund to achieve its investment objective depends, in part, on the ability of the Investment Adviser to allocate effectively among the Fund’s target investments. There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment objective or delivering positive returns.

PORTFOLIO TURNOVER. The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, when the Investment Adviser feels either the securities no longer meet its investment criteria or the potential for capital appreciation has lessened, or for other reasons. The Fund’s portfolio turnover rate will vary from year to year. A high portfolio turnover rate (100% or more) increases the Fund’s transaction costs (including brokerage commissions and dealer costs), which would adversely impact the Fund’s performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if the Fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Investment Adviser considers portfolio changes appropriate.

LARGE SHAREHOLDER TRANSACTIONS RISK. Shares of the Fund may be offered to certain other investment companies, large retirement plans and other large investors. As a result, the Fund is subject to the risk that those Shareholders may purchase or redeem a large amount of shares of the Fund. In addition, large purchases of Fund shares could adversely affect the Fund’s performance to the extent that the Fund does not immediately invest cash it receives and therefore holds more cash than it ordinarily would. Large Shareholder activity could also generate increased transaction costs and cause adverse tax consequences. While the Fund’s structure as an interval fund would limit the impact of significant shareholder repurchase requests, shareholders may receive only a prorated portion of their requested repurchase amount if the Fund’s periodic repurchase offers are oversubscribed.

CYBERSECURITY RISK. Cybersecurity refers to the combination of technologies, processes and procedures established to protect information technology systems and data from unauthorized access, attack or damage. The Fund and its affiliates and third-party service providers are subject to cybersecurity risks. Cybersecurity risks have significantly increased in recent years and the Fund could suffer such losses in the future. The Fund’s and its affiliates’ and third-party service providers’ computer systems, software and networks may be vulnerable to unauthorized access, computer viruses or other malicious code and other events that could have a security impact. In addition, the Fund and the Investment Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers. If one or more of such events occur, this potentially could jeopardize confidential and other information, including nonpublic personal information and sensitive business data, processed and stored in, and transmitted through, computer systems and networks, or otherwise cause interruptions or malfunctions in the Fund’s operations or the operations of its affiliates and third-party service providers. This could result in significant losses, reputational damage, litigation, regulatory fines or penalties, or otherwise adversely affect the Fund’s business, financial condition or results of operations. Privacy and information security laws and regulation changes, and compliance with those changes, may result in cost increases due to system changes and the development of new administrative processes. In addition, the Fund may be required to expend significant additional resources to modify the Fund’s protective measures and to investigate and remediate vulnerabilities or other exposures arising from operational and security risks.

OPERATIONAL RISK. An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

RELIANCE ON TECHNOLOGY. The Fund’s business is highly dependent on the communications and information systems of the Investment Adviser. In addition, certain of these systems are provided to the Investment Adviser by third-party service providers. Any failure or interruption of such systems, including as a result of the termination of an agreement with any such third-party service provider, could cause delays or other problems in the Fund’s activities. This, in turn, could have a material adverse effect on the Fund’s operating results.

GENERAL INVESTMENT-RELATED PRINCIPAL RISKS

MARKET RISK. An investment in shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of your shares at any point in time may be worth less than the value of your original investment, even after taking into account any reinvestment of dividends and distributions.

Recent Market Circumstances. The Fund and may be adversely affected by uncertainties and events around the world, such as epidemics and pandemics, including the spread of infectious illness or other public health issues, natural disasters, terrorism and other conflicts, social unrest, political developments, and changes in government policies, taxation, restrictions on foreign investment and currency repatriation, currency fluctuations and other developments in the laws and regulations of the countries in which they are invested. Assets of issuers, including those held in the Fund’s portfolio, could be direct targets, or indirect casualties, of an act of terrorism.

In early 2020, an outbreak of a novel strain of coronavirus (COVID-19) emerged globally. The outbreak of COVID-19 and its variants resulted in closing international borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general public concern and uncertainty. This outbreak negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. On May 5, 2023, the World Health Organization declared the end of the global emergency status for COVID-19. The United States subsequently ended the federal COVID-19 public health emergency declaration effective May 11, 2023. Although vaccines for COVID-19 are widely available, it is unknown how long certain circumstances related to the pandemic will persist, whether they will reoccur in the future, and what additional implications may follow from the pandemic. The impact of these events and other epidemics or pandemics in the future could adversely affect Fund performance.

International war or conflicts (including Russia’s invasion of Ukraine and the Israel-Hamas war) and geopolitical events in foreign countries, along with instability in regions such as Asia, Eastern Europe and the Middle East, possible terrorist attacks in the United States or around the world, and other similar events could adversely affect the U.S. and foreign financial markets. As a result, whether or not the Fund invests in securities located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted.

Interest rates in the United States and many other countries have declined but remain relatively high and it is unknown how interest rates will trend in the future. If interest rates remain high, reserves held by banks and other financial institutions in bonds and other debt securities could face a significant decline in value relative to deposits and liabilities which may create liquidity pressures at such institutions. As a result, certain sectors of the credit markets could experience significant declines in liquidity, and it is possible that the Fund will not be able to manage this risk effectively. It is unknown how bank runs will fully impact the overall performance of the Fund or one or more of its portfolio investments and how similar events may affect the ability of the Fund to execute its investment strategy.

ECONOMIC RECESSION OR DOWNTURN RISK. Many of the Fund’s investments may be issued by companies susceptible to economic slowdowns or recessions. Therefore, the Fund’s non-performing assets are likely to increase, and the value of its portfolio is likely to decrease, during these periods. A prolonged recession may result in losses of value in the Fund’s portfolio and a decrease in the Fund’s revenues, net income and NAV. Unfavorable economic conditions also could increase the Fund’s funding costs, limit the Fund’s access to the capital markets or result in a decision by lenders not to extend credit to it on terms it deems acceptable. These events could prevent the Fund from increasing investments and harm the Fund’s operating results.

RISKS OF SECURITIES ACTIVITIES. The Fund will invest and trade in a variety of different securities, and utilize a variety of investment instruments and techniques. Each security and each instrument and technique involves the risk of loss of capital. While the Investment Adviser will attempt to moderate these risks, there can be no assurance that the Fund’s investment activities will be successful or that the Shareholders will not suffer losses.

INVESTMENT STRATEGY-SPECIFIC INVESTMENT-RELATED PRINCIPAL RISKS

In addition to the risks generally described in this Prospectus and the SAI, the following are some of the specific risks associated with the styles of investing which may be utilized by the Investment Adviser:

Portfolio Companies Risk. Investment in Portfolio Companies involves a number of significant risks, including:

●	these Portfolio Companies may have limited financial resources and may be unable to meet their obligations with their existing working capital, which may lead to equity financings, possibly at discounted valuations, in which our holdings could be substantially diluted if we do not or cannot participate, bankruptcy or liquidation and the reduction or loss of our investment;

●	these Portfolio Companies may have less established and comprehensive product lines, which tend to render them more vulnerable to competitors’ actions, market conditions and consumer sentiment in respect of their products or services, as well as general economic downturns;

●	because Portfolio Companies are privately owned, there is usually little publicly available information about these businesses; therefore, although the Investment Adviser and its agents perform due diligence on these Portfolio Companies, their operations and their prospects, including review of independent research reports and market valuations of securities of such companies on alternative trading systems and other private secondary markets, the Investment Adviser may not be able to obtain all of the material information that would be generally available for public company investments, including financial or other information regarding the Portfolio Companies in which we invest. Furthermore, there can be no assurance that the information that we do obtain with respect to any investment is reliable. The Fund will invest in Portfolio Companies for which current, up-to-date financial information is not available if the Investment Adviser determines, based on the results of its due diligence review, that such investment is in the best interests of the Fund and its Shareholders;

●	Portfolio Companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on a Portfolio Company and, in turn, on us; and

●	Portfolio Companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position.

Investments in SPVs. The Fund may invest in SPVs and similar investment structures that invest in Portfolio Companies, including SPVs that are not wholly owned by the Fund. As an investor in an SPV or similar investment structure, the Fund would receive distributions on its interest in accordance with the governing documents of the SPV or similar investment structure, as applicable. This structure is intended to enhance the ability of the Fund to gain exposure to Portfolio Companies. The Fund, as a holder of securities issued by an SPV or similar investment structure, will bear its pro rata portion of such SPV or investment structure’s expenses. These acquired fund fee expenses are in addition to the direct expenses of the Fund’s own operations, thereby increasing costs and/or potentially reducing returns to investors. In addition, the Fund will have no direct claim against any Portfolio Company held by an SPV or similar investment structure. In the case of SPVs in which the Fund is one of multiple investors, because such SPVs are typically organized by managers unaffiliated with the Fund, in purchasing such an SPV interest, the Fund entrusts all aspects of the management of the SPV to its manager. Some SPVs in which the Fund may invest may impose restrictions on when investors may withdraw their investment or limit the amounts investors may withdraw. To the extent the Fund seeks to reduce or sell out its investment at a time or in an amount that is prohibited, the Fund may not have the liquidity necessary to participate in other investment opportunities or may need to sell other investments that we may not have otherwise sold. Additionally, SPVs are not publicly traded and therefore may not be as liquid as other types of investments. These characteristics present additional risks for Shareholders.

Private Markets Trading Risks. The Fund intends to utilize private markets to acquire interests in Portfolio Companies. The Fund may invest in Portfolio Companies by purchasing securities directly from such Portfolio Companies, and may also acquire indirect exposure to such interests in Portfolio Companies by investing in Indirect Investments that in turn invest in such Portfolio Companies. The Fund may also invest in Portfolio Companies through transactions with existing shareholders of the Portfolio Companies, generally by purchasing equity interests held by such shareholders, although the Fund may potentially also acquire such interests through the use of derivative instruments, in a manner consistent with Rule 18f-4 under the 1940 Act. The Fund will generally have little or no direct access to financial or other information from the Portfolio Companies in which it invests through such private markets. As a result, the Fund is dependent upon the relationships and contacts of the Investment Adviser’s senior investment professionals to obtain the information for the Investment Adviser to perform research and due diligence, and to monitor the Fund’s investments after they are made, under the oversight of the Board. The Fund makes investments in the securities of Portfolio Companies the Investment Adviser reasonably believes can be fair valued in accordance with the Fund’s Valuation Procedures. However, there can be no assurance that the Investment Adviser will be able to acquire adequate information on which to make its investment decision with respect to any private market purchases, or that the information it is able to obtain is accurate or complete. Any failure to obtain full and complete information regarding the Portfolio Companies in which the Fund invests could cause it to lose part or all of its investment in such companies, which would have a material and adverse effect on the Fund’s NAV and results of operations.

In addition, there can be no assurance that Portfolio Companies in which the Fund invests through private markets will have or maintain active trading markets, and the prices of those securities may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Wide swings in market prices, which are typical of irregularly traded securities, could cause significant and unexpected declines in the value of the Fund’s portfolio investments. Further, prices on private markets, where limited information is available, may not accurately reflect the true value of a Portfolio Company, and may in certain cases overstate a Portfolio Company’s actual value, which may cause the Fund to realize future capital losses on its investment in that Portfolio Company. If any of the foregoing were to occur, it would likely have a material and adverse effect on the Fund’s NAV and results of operations.

Private company securities are typically subject to contractual transfer limitations, which may, among other things, give the issuer, its assignees and/or its stockholders a particular period of time, often 30 days or more, in which to exercise a veto right, or a right of first refusal over, the sale of such securities. Accordingly, the purchase agreements that we enter into for secondary transactions typically will require the lapse or satisfaction of these rights as a condition to closing. The timing needed to obtain any requisite consent or allow any applicable rights to lapse will depend on the Portfolio Company and its governing documents, and may range anywhere from several days to several months.

Investments in private companies, including through private markets, also entail additional legal and regulatory risks which expose participants to the risk of liability due to the imbalance of information among participants and participant qualification and other transactional requirements applicable to private securities transactions. Failure to comply with such requirements could result in rescission rights and monetary and other sanctions. The application of these laws within the context of private markets and related market practices are still evolving, and, despite the Fund’s efforts to comply with applicable laws, it could be exposed to liability. The regulation of private markets is also evolving. Additional state or federal regulation of these markets could result in limits on the operation of or activity on those markets. Conversely, deregulation of these markets could make it easier for investors to invest directly in private companies and affect the attractiveness of the Fund as an access vehicle for investment in private shares. Private companies may also increasingly seek to limit trading in their stock, through such methods as contractual transfer restrictions and employment policies. To the extent that these or other developments result in reduced trading activity and/or availability of private company shares, the Fund’s ability to find investment opportunities and to liquidate its investments could be adversely affected.

Private Investments. The Fund will make late-stage private investments. Investments in companies in a late-stage of development involve substantial risks. These companies typically have obtained capital in the form of debt and/or equity to expand rapidly, reorganize operations, acquire a business or develop new products and markets. These activities by definition involve a significant amount of change, which can give rise to significant problems in sales, manufacturing and general management of business activities. Furthermore, the marketplace for such “venture capital investing” has become increasingly competitive. Involvement by financial intermediaries has increased, substantial amounts of funds have been dedicated to making investments in the private sector and the competition for investment opportunities is at high levels. There can be no assurance that the Investment Adviser will locate attractive investment opportunities in private investments.

INDEX-RELATED RISK. The performance information for the Index is hypothetical and backtested and is not that of any investment product or strategy. The Index is a proprietary index based on a hypothetical portfolio of the largest venture capital backed companies versus a hypothetical portfolio of a quality screened portfolio of venture capital backed companies. Backtested index results, such as those of the Index, are inherently limited. Potential risks include but are not limited to: data risks (including cleanliness of data), validity of assumptions, hindsight bias, incorrect model, inappropriate usage of the model, and hardware and software bugs. In addition, an index of privately offered securities, such as the Index, requires assumptions that the offerings were available at the time of investment and sufficient capacity existed to make an equally weighted investment in each position, and have other limitations, such as not taking into account the fees and costs associated with making private investments. Unlike indices that track the performance of publicly traded securities, the Index is designed to estimate the performance of certain privately issued equity securities. Such private securities do not trade in a marketplace and are not exchange-listed, and there is limited public data available about their valuation.

There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Index or that the Fund will achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Index. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified by the index provider or the Investment Adviser, for a period of time or at all, which may have an adverse impact on the Fund. Unusual market conditions may cause the index provider to postpone a scheduled rebalance, which could cause the Index to vary from its normal or expected composition. Investment Adviser. In the event that the index data is no longer available to the Investment Adviser for other reasons, the Fund would no longer be able to seek to invest in the components of such index as they change, and would need to adopt a different index or otherwise adjust its investment objective, which could have a negative impact on the Fund’s performance.

The Fund’s performance may diverge from that of the Index. This may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Index, pricing differences, transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of dividends or interest received by the Fund, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains, acceptance of custom baskets, changes to the Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. The Fund’s performance may also diverge from that of the Index because the Fund incurs fees and expenses, while the Index does not.

Technology Sector Risk. The technology companies in which the Fund invests are subject to many risks, including volatility, intense competition, decreasing life cycles, product obsolescence, changing consumer preferences and periodic downturns. The market prices of technology stocks historically have exhibited a greater degree of market risk and price volatility than other types of investments. These stocks may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. These stocks also may be affected adversely by changes in technology, consumer and business purchasing patterns, short product cycles, falling prices and profits, government regulation, lack of standardization or compatibility with existing technologies, intense competition, aggressive pricing, dependence on copyright and/or patent protection and/or obsolete products or services. Certain technology companies may face special risks that their products or services may not prove to be commercially successful. Technology companies are also strongly affected by worldwide scientific or technological developments, and as a result, their products may rapidly become obsolete. In addition, because of rapid technological change, the average selling prices of products and some services provided by technology-related sectors have historically decreased over their productive lives. As a result, the average selling prices of products and services offered by companies that operate in technology-related sectors may decrease over time, which could adversely affect their operating results. Technology companies are also often subject to governmental regulation and may, therefore, be adversely affected by governmental policies. In addition, a rising interest rate environment tends to negatively affect technology companies. In such an environment, those companies with high market valuations may appear less attractive to investors, which may cause sharp decreases in the companies’ market prices. Further, technology companies seeking to finance their expansion would have increased borrowing costs, which may negatively impact their earnings. Technology companies are often smaller companies with less experienced management teams and they may be subject to greater risks than larger companies, such as limited product lines, markets and financial and managerial resources. These risks may be heightened for technology companies in foreign markets. The foregoing factors may negatively impact the value of any equity securities that the Fund may hold, which could in turn materially adversely affect the Fund’s business, financial condition and results of operations.

Equity Securities Risk. The Fund invests in equity securities and equity-related securities, including options, warrants, preferred stock and convertible securities, of private and public companies in the U.S. and other countries. The value of these financial instruments generally will vary with the performance of the issuer and movements in the equity markets. As a result, the Fund may suffer losses if it invests in equity instruments of issuers whose performance diverges from the Investment Adviser’s expectations or if equity markets generally move in a single direction and the Fund has not hedged against such a general move. The Fund also may be exposed to risks that issuers will not fulfill contractual obligations such as, in the case of convertible securities or private placements, delivering marketable common stock upon conversions of convertible securities and registering or otherwise qualifying restricted securities for public resale.

ILLIQUID PORTFOLIO INVESTMENTS. Many of the Fund’s investments will be illiquid. The Fund’s investments are generally in non-publicly traded securities (unless one of the Fund’s Portfolio Companies goes public and then only to the extent the Fund has not yet liquidated its securities holdings therein). Although the Fund expects that most of its equity investments will trade on private secondary marketplaces, certain of the securities the Fund holds may be subject to legal and other restrictions on resale or may otherwise be less liquid than publicly traded securities. In addition, while some Portfolio Companies may trade on private secondary marketplaces, the Fund can provide no assurance that such a trading market will continue or remain active, or that the Fund will be able to sell its position in any Portfolio Company at the time it desires to do so and at the price the Investment Adviser anticipates. Illiquid investments may also be difficult to value and their pricing may be more volatile than more liquid investments, which could adversely affect the price at which the Fund is able to sell such instruments. The illiquidity of the Fund’s investments, including those that are traded on private secondary marketplaces, may make it difficult for the Fund to sell such investments if the need arises (e.g., to fund repurchases of Shares). Also, if the Fund is required to liquidate all or a portion of its portfolio quickly, it may realize significantly less than the carrying value of its investments. The Fund has no limitation on the portion of its portfolio that may be invested in illiquid securities, and a substantial portion or all of the Fund’s portfolio may be invested in such illiquid securities from time to time.

In addition, because the Fund deploys its capital to invest primarily in equity securities of private companies, it expects that its holdings of securities may require several years to appreciate in value, and the Fund can offer no assurance that such appreciation will occur. Even if such appreciation does occur, it is likely that purchasers of Shares could wait for an extended period of time before any appreciation or sale of the Fund’s investments, and any attendant distributions of gains, may be realized.

Risks Inherent in PURCHASES THROUGH Secondary MARKETS. The market for secondary investments has been evolving and is likely to continue to evolve. It is possible that competition for appropriate investment opportunities may increase, thus reducing the number of investment opportunities available to the Fund and adversely affecting the terms upon which investments can be made by the Fund. Accordingly, there can be no assurance that the Fund will be able to identify sufficient investment opportunities or that it will be able to acquire sufficient investments on attractive terms through secondary markets.

Equity Securities of Growth Companies. A portion of the Fund’s assets may be invested in equity securities of companies that have potential for capital appreciation significantly greater than that of the market averages, so-called “growth” companies. The market capitalization of the growth companies in which the Fund will invest may range from small to large capitalizations. Growth stocks are generally more sensitive to market movements than other types of stocks, primarily because their stock prices are based heavily on future expectations. Securities of growth companies may be traded in the over-the-counter (“OTC”) markets. While OTC markets have grown rapidly in recent years, many OTC securities trade less frequently and in smaller volume than exchange-listed securities. The values of these securities may fluctuate more sharply than exchange-listed securities, and the Fund may experience some difficulty in acquiring or disposing of positions in these securities at prevailing market prices.

INITIAL PUBLIC OFFERINGS. The Fund may hold securities of companies that have recently completed an initial public offering. The stocks of such companies are unseasoned equities lacking a trading history, a track record of reporting to investors and widely available research coverage. IPOs are thus often subject to extreme price volatility and speculative trading. In addition, IPOs share similar illiquidity risks of private equity and venture capital. The free float shares held by the public in an IPO are typically a small percentage of the market capitalization. The ownership of many IPOs often includes large holdings by venture capital and private equity investors who seek to sell their shares in the public market in the months following an IPO when shares restricted by lock-up are released, causing greater volatility and possible downward pressure during the time that locked-up shares are released.

Convertible Securities and Investments in Equity-Related Convertible Securities. The Fund may invest a portion of its capital in convertible securities and equity-related convertible securities. Convertible securities are equities, bonds, debentures, preferred stocks or other securities that may be converted into or exchanged for a specified fixed or variable amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is influenced principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security. Generally, the amount of the premium decreases as the convertible security approaches maturity. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required, depending on the terms of the security, to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party. Any of these actions could have an adverse effect on the Fund’s ability to meet its investment objective.

Investments in Preferred Stock. The Fund may invest in the preferred shares of certain companies. Preferred shares may pay dividends at a specific rate and generally have preference over common stock in the payment of dividends in a liquidation of assets but rank after debt securities. Unlike interest payments on debt securities, dividends on preferred shares are generally payable at the discretion of the board of directors of the issuer. The market prices of preferred shares are subject to changes in interest rates and are more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities.

Reliance on Corporate Management and Financial Reporting. The Investment Adviser may select investments for the Fund in part on the basis of information and data filed by issuers of securities with various government regulators or made directly available to the Investment Adviser by the issuers of securities or through sources other than the issuers such as collateral pool servicers. Although the Investment Adviser will evaluate all such information and data and seek independent corroboration when it considers it appropriate and reasonably available, the Investment Adviser will not be in a position to confirm the completeness, genuineness or accuracy of such information and data, and in some cases, complete and accurate information will not be readily available. The Investment Adviser is dependent upon the integrity of the management of these issuers and of such servicers and the financial and collateral performance reporting processes in general. Recent events have demonstrated the material losses which investors, such as the Fund, can incur as a result of corporate mismanagement, fraud and accounting irregularities.

Reduced Liquidity due to Inside Information. From time to time the Investment Adviser or its affiliates, or members of a group of investors or managers with which the Investment Adviser is acting, may work with the management team of a company in which the Fund has invested or proposes to invest in order to design an alternate strategic plan and assist them in its execution, and may secure the appointment of persons selected by the Investment Adviser or other members of the group to the company’s management team or board of directors. In the course of such activities, the Investment Adviser may come into possession of material, non-public information concerning such company, and the possession of such information may limit the ability of the Investment Adviser to cause the Fund to buy or sell the securities issued by such company. Therefore, the Fund may be required to refrain from buying or selling such securities at times when the Investment Adviser might otherwise wish to cause the Fund to buy or sell such securities.

Growth Industry Related Risks. Certain of the growth companies in which the Fund may invest may allocate, or may have allocated, greater than usual amounts to research and product development. The securities of such companies may experience above-average price movements associated with the perceived prospects of success of the research and development programs. In addition, companies in which the Fund invests could be adversely affected by lack of commercial acceptance of a new product or products or by technological change and obsolescence. Some of these companies may have limited operating histories. As a result, these companies may face undeveloped or limited markets, have limited products, have no proven profit-making history, may operate at a loss or with substantial variations in operating results from period to period, have limited access to capital and/or be in the developmental stages of their businesses.

Further, many growth companies with proprietary technology rely on a combination of patent, copyright, trademark and trade secret protection and non-disclosure agreements to establish and protect their proprietary rights, which may be essential to the growth and profitability of the company. There can be no assurance that a particular company will be able to protect these rights or will have the financial resources to do so, or that competitors will not develop or patent technologies that are substantially equivalent or superior to the technology of a company in which the Fund invests. Conversely, other companies may make infringement claims against a company in which the Fund invests, which could have a material adverse effect on such company.

The markets in which many growth companies operate are extremely competitive. New technologies and improved products and services are continually being developed, rendering older technologies, products and services obsolete. Moreover, competition can result in significant downward pressure on pricing. There can be no assurance that companies in which the Fund invests will successfully penetrate their markets or establish or maintain competitive advantages.

Risk of Drag-Along Rights. The private company securities the Fund acquires (or into which they are convertible) may be subject to drag-along rights, a standard term in a stock purchase agreement that permits a majority stockholder in the company to force minority stockholders to join in the sale of a company on the same price, terms, and conditions as any other seller in the sale. Such drag-along rights could permit other stockholders, under certain circumstances, to force the Fund to liquidate its position in a Portfolio Company at a specified price, which could be, in the Investment Adviser’s opinion, inadequate or undesirable or even below the appropriate cost basis. In this event, the Fund could realize a loss or fail to realize gain in an amount that the Investment Adviser deems appropriate on the investment. Accordingly, the Fund may not be able to realize gains from its investments, and any gains that the Fund does realize on the disposition of any investments may not be sufficient to offset any other losses it experiences.

Restrictions on the Sale or Distribution of Securities. The Fund may be prohibited by lock-up agreements or insider trading restrictions from distributing or selling securities for a period of time, during which the price of such securities could decline. In addition, the Investment Adviser may, in its sole and absolute discretion, elect not to sell securities beyond the lock-up period.

SPECIAL RISKS OF INVESTING IN PRIVATE FUNDS

●	Private Funds. The Fund may invest in other investment companies (“Underlying Funds”), including private funds (i.e., that are excluded from the definition of “investment company” pursuant to Sections 3(c)(1) or 3(c)(7) of the Investment Company Act) that are managed by third-party investment managers, which for the avoidance of doubt may include certain SPVs. Underlying Funds that are structured as private funds will not be registered as investment companies under the Investment Company Act and are excluded from the definition of “investment company” pursuant to Sections 3(c)(1) or 3(c)(7) of the Investment Company Act. Accordingly, the provisions of the Investment Company Act, which, among other things, require investment companies to have securities held in custody at all times in segregated accounts and regulate the relationship between the investment company and its asset management, are not applicable to an investment in such private funds. In addition, private funds generally are not obligated to disclose the contents of their portfolios. This lack of transparency may make it difficult for the Investment Adviser to monitor whether holdings of the private funds cause the Fund to be above specified levels of ownership in certain investment strategies. Although the Fund expects to receive information from the applicable underlying manager regarding its investment performance of a given private fund, to the extent it invests in any, on a regular basis, in most cases there is little or no means of independently verifying this information. An underlying manager may use proprietary investment strategies that are not fully disclosed to its investors and may involve risks under some market conditions that are not anticipated by the Fund. In addition, while many underlying managers will register with the SEC and state agencies as a result of developments in certain laws, rules and regulations, some underlying managers may still be exempt from registration. In such cases, these underlying managers will not be subject to various disclosure requirements and rules that would apply to registered investment advisers. Similarly, while many underlying managers will register as commodity pool operators under the Commodity Exchange Act, other underlying managers will be exempt from registration and will not be subject to various disclosure requirements and rules that would apply to registered commodity pool operators.

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Multiple Levels of Fees and Expenses. Although in many cases investor access to private funds may be limited or unavailable, an investor who meets the conditions imposed by a private fund may be able to invest directly with the private fund. By investing in private funds indirectly through the Fund (to the extent the Fund invests in such private funds), the investor bears asset-based fees and performance-based fees and allocations. Moreover, investors in the Fund bear a proportionate share of the fees and expenses of the Fund (including operating costs, sales charges, brokerage transaction expenses, and administrative fees) and, indirectly, similar expenses of the private funds. Thus, to the extent the Fund were to invest in Underlying Funds that are private funds, an investor in the Fund may be subject to higher operating expenses than if he or she invested in a private fund directly or in a closed-end fund that did not invest in private funds. This may detract from the Fund’s performance, and in turn detract from returns realized by investors.

Most of the private funds are subject to a performance-based fee or allocation, irrespective of the performance of other private funds and the Fund generally. Accordingly, an underlying manager to a private fund in which the Fund invests with positive performance may receive performance-based compensation from the private fund, and thus indirectly from the Fund and its Shareholders, even if the Fund’s overall performance is negative.

The performance-based compensation received by an underlying manager also may create an incentive for that underlying manager to make investments that are riskier or more speculative than those that it might have made in the absence of the performance-based allocation. Such compensation may be based on calculations of realized and unrealized gains made by the underlying manager without independent oversight.

Investors that invest in the Fund through financial advisers or intermediaries may also be subject to account fees or charges levied by such parties. Prospective investors should consult with their respective financial advisers or intermediaries for information regarding any fees or charges that may be associated with the services provided by such parties.

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Valuation of Private Funds. There are various conflicts of interest associated with the valuation of any interests in private funds that the Fund may acquire, in particular, higher valuations of its assets may result in increased fees. In addition, inflated valuations may result in better performance which may assist in marketing for the Investment Adviser. Conflicts of interest may be heightened in the case of assets that do not have readily ascertainable market values. To address these conflicts, each of the Investment Adviser has adopted and implemented policies and procedures for the valuation of client investments and the review of fair-valued investments.

The Fund’s investments may also be difficult to value because it may be relatively difficult for the Fund to obtain reliable valuations of private funds and the underlying portfolio companies in which it invests. In most cases, the Fund will rely on the underlying managers’ valuations. Prospective investors should be aware that situations involving uncertainties as to valuation of assets held by the Fund could have an adverse effect on the returns of the Fund.

●	Illiquid Investments. Since the Fund may make additional investments in or effect withdrawals from Underlying Funds that are private funds only at certain times pursuant to limitations set forth in the governing documents of the applicable private fund, the Fund from time to time may have to invest a greater portion of its assets temporarily in money market securities than it otherwise might wish to invest and may have to borrow money to repurchase Shares. The redemption or withdrawal provisions regarding private funds vary from fund to fund. Therefore, the Fund may not be able to withdraw its investment in a given private fund promptly after it has made a decision to do so. Some private funds may impose early redemption fees while others may not. This may adversely affect the Fund’s investment return to the extent it invests in such private funds, or increase the Fund’s expenses and limit the Fund’s ability to make offers to repurchase Shares from Shareholders.

●	Termination of the Fund’s Interest in a Private Fund. Subject to the terms of its limited partnership agreement and related formation documents, a private fund could, among other things, terminate the Fund’s interest in that private fund if the Fund fails to timely satisfy any capital call by that private fund or if the continued participation of the Fund in the private fund would have a material adverse effect on the private fund or its assets.

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Private Fund Leverage Risk. Private funds typically have the power to borrow funds and utilize leverage through various methods and may do so when deemed appropriate by the underlying manager, in order to make investments, to pay expenses and to satisfy withdrawals that would otherwise result in the premature liquidation of private equity investments. Such leverage may be substantial.

Private funds may borrow funds from brokers, banks and other lenders with no limit on the amount of leverage that may be utilized. The use of leverage can dramatically magnify both gains and losses, increasing the possibility of a total loss of investment. The level of interest rates generally, and the rates at which the Fund and private funds can borrow in particular, can affect the operating results of their portfolios. Any restriction on the availability of credit from lenders could adversely affect the private funds’, and thus the Fund’s, to the extent it invests in such private funds, performance.

●	Trading in Non-U.S. Companies and Markets. Although the Fund expects the private funds in which it may invests will typically invest in the securities of U.S. companies, it is possible that some private funds in which the Fund may invest may invest in non-U.S. companies. Trading in the securities of non-U.S. companies involves certain considerations not usually associated with trading in securities of U.S. companies, including political and economic considerations, such as greater risks of expropriation and nationalization, confiscatory taxation, the potential difficulty of repatriating funds, general social, political and economic instability and adverse diplomatic developments; the possibility of imposition of withholding or other taxes on dividends, interest, capital gains or other income; the small size of the some markets in foreign countries and the low volume of trading, resulting in potential lack of liquidity and in price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; and certain government policies that may restrict investment opportunities. In addition, accounting and financial reporting standards that prevail in foreign countries generally are not equivalent to United States standards and, consequently, less information may be available to investors in companies located in foreign countries than is available to investors in companies located in the United States.

●	Reliance on Management of Private Funds. To the extent the Fund invests in Underlying Funds that are private funds, it is expected the Fund will invest in private funds that are generally managed by independent managers. In such situations, the Fund will not have any role in the day-to-day management of the private funds or the underlying managers. Moreover, in those situations, the Fund would typically not have the opportunity to evaluate the specific investments made by any private fund even if the Fund is represented on the advisory committee or similar investor body of such private fund. Accordingly, to the extent the Fund invests in such private funds, the returns of the Fund will primarily depend on the efforts and performance results obtained by the independent managers and other investment personnel of these private funds and could be substantially adversely affected by the unfavorable performance of, or an inability to retain, such independent managers. Moreover, the historical performance of the independent managers is not a guarantee or prediction of the future performance of a private fund investment.

●	Underlying Manager’s Misconduct or Bad Judgment. The Fund ordinarily will not have custody or control over the assets it allocates to any Underlying Funds that are private funds. As a result, it will be difficult, and likely impossible, for the Investment Adviser to protect the Fund from the risk of underlying manager fraud, misrepresentation or simple bad judgment in those circumstances. Among other things, an underlying manager could divert or abscond with the assets allocated to it, fail to follow its stated investment strategy and restrictions, issue false reports or engage in other misconduct. This could result in serious losses to the Fund.

●	Indemnification. The managers of private funds often have broad indemnification rights and limitations on liability. The Fund may also agree to indemnify certain of the underlying private funds and, subject to certain limitations imposed by the Investment Company Act and the Securities Act, their underlying managers from any liability, damage, cost, or expense arising out of, among other things, certain acts or omissions relating to the offer or sale of the shares of underlying private funds.

●	Changes in Investment Approach. To the extent the Fund invests in an Underlying Fund that is a private fund, the underlying manager could materially alter a private fund’s trading strategy from time to time without notice to the Fund.

●	Wide Investment Discretion. The governing documents of the private funds in which the Fund may invest are not typically expected to impose significant restrictions on the manner in which the underlying manager of such private fund could invest and trade for such fund, and often will permit the underlying managers to invest and trade in a broad range of securities and other financial instruments. As a result, the underlying managers of any Underlying Funds that are private funds in which the Fund invests may from time to time modify their investment strategies in response to changing market conditions, in some cases without notice to the Fund. Any such modification could involve changes in the types of securities and other instruments an underlying manager uses to implement its strategy, as well as changes in the markets in which such securities and other instruments trade. There can be no assurance that any such modification would be successful or not result in losses to the Fund.

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Lack of Information Concerning Underlying Managers. The Investment Adviser may not learn of significant structural events affecting an underlying manager, such as personnel changes, major asset withdrawals/redemptions or substantial capital growth, until after the fact.

To the extent the Fund seeks to invest in an Underlying Fund that is a private fund, the Investment Adviser will conduct a level of due diligence that it believes is adequate to select the appropriate private funds. However, due diligence is not infallible and may not uncover problems associated with a particular private fund, underlying manager, or those who provide accounting, audit, brokerage, custody or other services to the private fund. The Investment Adviser may rely upon representations made by underlying managers and, if any representation is misleading, incomplete, or false, it may result in that selection of underlying managers that might otherwise have been eliminated from consideration had complete information been made available.

●	Sole Principal or Portfolio Manager. Some of the underlying managers to which the Fund may potentially allocate capital may consist of only one or a limited number of principals, portfolio managers and other key employees. If the services of any of such principals or employees became unavailable (for example, by reason of death, disability, severance or retirement), the private fund, and thus the Fund, could sustain losses.

●	Competition. To the extent the Fund invests in Underlying Funds that are private funds, such private funds may engage in investment and trading activities which are highly competitive with other investment and trading programs including those of mutual funds and other financial institutions, investment banks, broker/dealers, commercial banks, insurance companies and pension funds, as well as private investors, all of whom may have investment objectives similar to those of the private funds. These competitors may have substantially greater resources and substantially greater experience than the private funds. Such competition may negatively impact the performance of the Fund, to the extent it invests in such private funds.

●	New Underlying Managers and Private Funds. Some private funds or underlying managers may be new or relatively new ventures and have little or no operating history upon which their performance can be evaluated.

●	Other Clients of Underlying Managers. The underlying managers of the private funds in which the Fund may invest will have responsibility for investing the assets of such private funds. The underlying managers also manage other accounts (including other accounts in which the underlying managers may have an interest) and may have financial and other incentives to favor such accounts over the private fund (and thus, the Fund, to the extent it is an investor in the private fund). In investing on behalf of other clients, as well as the Fund, underlying managers must allocate their resources, as well as limited market opportunities. Doing so not only could increase the level of competition for the same trades that otherwise might be made for the private fund, including the priorities of order entry, but also could make it difficult or impossible to take or liquidate a particular position at a price indicated by a private fund’s strategy.

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Inability to Vote. To the extent that the Fund owns less than 5% of the voting securities of a given Underlying Fund that is a private fund, it may be able to avoid being deemed an “affiliated person” of the Fund for purposes of the Investment Company Act (which designation could, among other things, potentially impose limits on transactions with the private funds, both by the Fund and other clients of the Investment Adviser). To limit its voting interest in a given private fund in which it invests, the Fund may enter into contractual arrangements under which the Fund irrevocably waives its rights (if any) to vote its interests in such private fund. These voting waiver arrangements may increase the ability of the Fund and other clients of the Investment Adviser to invest in certain private funds. However, to the extent the Fund contractually forgoes the right to vote the securities of a private fund, the Fund will not be able to vote on matters that require the approval of such private fund’s investors, including matters which may be adverse to the Fund’s interests.

There are, however, other statutory tests of affiliation (such as on the basis of control), and, therefore, the prohibitions of the Investment Company Act with respect to affiliated transactions could apply in certain situations where the Fund owns less than 5% of the voting securities of a private fund. If the Fund is considered to be affiliated with a private fund, transactions between the Fund and such private fund may, among other things, potentially be subject to the prohibitions of Section 17 of the Investment Company Act notwithstanding that the Fund has entered into a voting waiver arrangement. Generally, if the Fund is considered to be affiliated with a private fund, the Fund cannot redeem its shares from the private fund unless the Fund obtains an exemptive order or no-action relief from the requirements of Section 17 of the Investment Company Act, and there is no assurance that any such exemptive or no-action relief will be granted.

DERIVATIVES RISK. The use of derivatives is also subject to operational and legal risks. Operational risks generally refer to risks related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human error. Legal risks generally refer to risks of loss resulting from insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.

Rule 18f-4 under the Investment Company Act provides the regulation of a registered investment company’s use of derivatives and related instruments. Rule 18f-4 prescribes specific value-at-risk leverage limits for certain derivatives users and requires certain derivatives users to adopt and implement a derivatives risk management program (including the appointment of a derivatives risk manager and the implementation of certain testing requirements) and prescribes reporting requirements in respect of derivatives. Subject to certain conditions, if a fund qualifies as a “limited derivatives user,” as defined in Rule 18f-4, it is not subject to the full requirements of Rule 18f-4. With respect to reverse repurchase agreements or other similar financing transactions in particular, Rule 18f-4 permits a fund to enter into such transactions if the fund either (i) complies with the asset coverage requirements of Section 18 of the Investment Company Act, and combines the aggregate amount of indebtedness associated with all reverse repurchase agreements or similar financing with the aggregate amount of any other senior securities representing indebtedness when calculating the relevant asset coverage ratio, or (ii) treats all reverse repurchase agreements or similar financing transactions as derivatives transactions for all purposes under Rule 18f-4. The Fund has adopted procedures for investing in derivatives and other transactions in compliance with Rule 18f-4. The Fund intends to qualify as a limited derivatives user under Rule 18f-4 of the Investment Company Act. As a limited derivatives user, the Fund’s derivatives exposure, excluding certain currency and interest rate hedging transactions, may not exceed 10% of its net assets. This restriction is not fundamental and may be changed by the Fund without a Shareholder vote as a limited derivatives user. Limits or restrictions applicable to the counterparties or issuers, as applicable, with which the Fund may engage in derivative transactions could also limit or prevent the Fund from using certain instruments.

●	Reverse Repurchase Agreements. Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver them when the Fund seeks to repurchase. In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer, trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

●	Futures. A futures contract is a standardized agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment, and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts.

●	Options. The Fund may invest, from time to time, in options. In addition, the Fund may write and sell covered and uncovered call and put option contracts. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying investments at a stated exercise price at any time prior to the expiration of the option. Similarly, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying investments at a stated exercise price at any time prior to the expiration of the option. Options written by the Fund may be wholly or partially covered (meaning that the Fund holds an offsetting position) or uncovered. Options on specific investments may be used by the Fund to seek enhanced profits with respect to a particular investment. Alternatively, they may be used for various defensive or hedging purposes. For example, they may be used to protect against a future adverse change in the market price of particular portfolio investments held by the Fund without requiring a sale of the investments. Investing in options can provide greater potential for profit or loss than an equivalent investment in the underlying asset. The value of an option may decline because of a change in the value of the underlying asset relative to the strike price, the passage of time, changes in the market’s perception as to the future price behavior of the underlying asset, or any combination thereof. In the case of the purchase of an option, the risk of loss of an investor’s entire investment (i.e., the premium paid plus transaction charges) reflects the nature of an option as a wasting asset that may become worthless when the option expires. Where an option is written or granted (i.e., sold) uncovered, the seller may be liable to pay substantial additional margin, and the risk of loss is unlimited, as the seller will be obligated to deliver, or take delivery of, an asset at a predetermined price which may, upon exercise of the option, be significantly different from the market value. Over-the-counter (“OTC”) options that the Fund may use in its investment strategies generally are not assignable except by agreement between the parties concerned, and no party or purchaser has any obligation to permit such assignments. The OTC market for options is relatively illiquid, particularly for relatively small transactions. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio investments at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on their investments or cause the Fund to hold an investment it might otherwise sell. For example, a decline in the market price of a particular investment could result in a complete loss of the amount expended by the Fund to purchase a call option (equal to the premium paid for the option and any associated transaction charges). An adverse price movement may result in unanticipated losses with respect to covered options sold by the Fund. The use of uncovered option writing techniques may entail greater risks of potential loss to the Fund than other forms of options transactions. For example, a rise in the market price of the underlying investment will result in the Fund realizing a loss on the calls written, which would not be offset by the increase in the value of the underlying investments to the extent the call option position was uncovered.

●	Swaps. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are particularly subject to counterparty credit, liquidity, valuation, correlation and leverage risk. Certain standardized swaps are now subject to mandatory central clearing requirements, and others are now required to be exchange-traded. While central clearing and exchange-trading are intended to reduce counterparty and liquidity risk, they do not make swap transactions risk-free. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. The Fund’s use of swaps may include those based on the credit of an underlying security, commonly referred to as “credit default swaps.” Where the Fund is the buyer of a credit default swap contract, it would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by a third party on the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event of that obligation. The use of credit default swaps can result in losses if the Fund’s assumptions regarding the creditworthiness of the underlying obligation prove to be incorrect.

Investments in Restricted Investments. The Fund may invest its assets in restricted securities or securities that are subject to certain liquidity restrictions, including, without limitation, lock-up periods. These securities may be subject to legal or contractual restrictions on resale and transfer and, therefore, may be illiquid and subject to wide fluctuations in value. Such securities may be held by the Fund until the occurrence of certain events or for an extended period, as determined by the Investment Adviser. The resale of restricted and illiquid securities may be difficult to value and oftentimes may have higher brokerage charges.

Purchasing Securities of Initial Public Offering. From time to time the Fund may purchase securities that are part of initial public offerings. The prices of these securities may be very volatile. The issuers of these securities may be undercapitalized, have a limited operating history, and lack revenues or operating income without any prospects of achieving them in the near future. Some of these issuers may only make available a limited number of shares for trading and therefore it may be difficult for the Fund to trade these securities without unfavorably impacting their prices. In addition, investors may lack extensive knowledge of the issuers of these securities.

Time Required for Maturity of Investments. Private businesses can take several years or longer from the date of initial investment to reach a state of maturity when selling outstanding securities can be considered. It is unlikely that distributions of profits, if any, generated from the operations of these nonpublic companies or disposition or liquidation of the Fund’s investments in them will be made until well after the investments are made, if at all.

Competition. The securities industry and the varied strategies engaged in by the Investment Adviser are extremely competitive and each involves a degree of risk. The Fund competes with firms, including many of the larger securities and investment banking firms, which have substantially greater financial resources and research staffs.

No Assurance of the Fund’s Success in Locating or Investing in Portfolio Companies. There can be no assurance the Investment Adviser will be able to locate suitable investments for the Fund. Although the Investment Adviser will attempt to make investments on behalf of the Fund that meet the criteria set forth in the Fund Agreement, there is no assurance that such investments can be located. Market and other conditions may require the Fund to make investments that offer a lower rate of return or involve a higher degree of risk.

Minority Investments. A significant portion of the Fund’s investments may represent minority stakes in privately held companies. In addition, during the process of exiting investments, the Fund is likely to hold minority equity stakes if portfolio holdings are taken public. As is the case with minority holdings in general, such minority stakes that the Fund may hold will have neither the control characteristics of majority stakes nor the valuation premiums accorded majority or controlling stakes. The Fund may also invest in companies for which the Fund has no right to appoint a director or otherwise exert significant influence. In such cases, the Fund will be reliant on the existing management and boards of directors of such companies, which may include representatives of other financial investors with whom the Fund is not affiliated and whose interests may conflict with the interests of the Fund. Additionally, the Fund may have limited ability to protect its position in such portfolio companies.

Although it is expected that appropriate rights generally will be sought to protect the Fund’s interests, to the extent possible, there can be no assurance that such minority shareholder rights will be available. The Investment Adviser expects to make investments in companies that have incurred or are permitted to incur indebtedness, or that may issue equity securities that rank senior to the Fund’s investment. By their terms, such instruments may provide that their holders are entitled to receive payments of dividends, interest or principal on or before the dates on which payments are to be made in respect of the Fund’s investment. In the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a company in which an investment is made, creditors or holders of securities ranking senior to the Fund’s investment in such portfolio company typically would be entitled to receive payment in full before distributions could be made in respect of the Fund’s investment. After repaying creditors and senior security holders, the company’s remaining assets may not be sufficient for repayment of amounts owed in respect of the Fund’s investment. To the extent that any assets remain, holders of claims that rank equally with the Fund’s investment would be entitled to share on an equal and ratable basis in distributions that are made out of those assets.

Limitations on Ability to Exit Investments. The Investment Adviser expects the Fund to exit from its investments in the following principal ways: (a) private sales (including acquisitions of its portfolio companies) and (b) initial and secondary public offerings. At any particular time, one or both of these avenues may not be open to the Fund, or timing with respect to these exit mechanisms may be inopportune. As such, the ability to exit from and liquidate portfolio holdings may be constrained at any particular time.

Absence of Liquidity and Public Markets. The Fund’s investments will generally be private, illiquid holdings. As such, there will be no public markets for the securities held by the Fund and no readily available liquidity mechanism at any particular time for any of the investments held by the Fund. In addition, the realization of value from any investments will not be possible or known with any certainty until the Investment Adviser elects, in its sole and absolute discretion, to sell the Fund’s investments.

COUNTERPARTY RISK. Many of the markets in which the Fund effects its transactions are “over the counter” or “inter-dealer” markets. The participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of “exchange based” markets. These risks may differ materially from those associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily marking to market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. This exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. Such counterparty risk is accentuated in the case of contracts with longer maturities where events may intervene to prevent settlement, or where the Fund has concentrated its transactions with a single or small group of counterparties. The Fund is not restricted from dealing with any particular counterparty or from concentrating its investments with one counterparty. The ability of the Fund to transact business with any one or number of counterparties, the lack of any independent evaluation of such counterparties’ financial capabilities and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

VALUATION RISK. The Fund is subject to valuation risk, which is the risk that one or more of the assets in which the Fund invests are priced incorrectly, due to factors such as incomplete data, market instability or human error. If the Fund ascribes a higher value to assets and their value subsequently drops or fails to rise because of market factors, returns on the Fund’s investment may be lower than expected and could experience losses.

When market quotations are not readily available or are deemed to be unreliable, the Fund values its investments at fair value as determined in good faith pursuant to policies and procedures approved by the Board and in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”). See “Calculation of Net Asset Value” below. Fair value pricing may require subjective determinations about the value of a security or other asset. As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets, or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.

The Fund’s portfolio investments are generally privately traded securities. The Fund’s investment in the privately offered securities of Portfolio Companies are fair valued by the Investment Adviser in accordance with the procedures described under “Calculation of Net Asset Value” below. Within the parameters of the Fund’s valuation procedures, the valuation methodologies used to value such investments will involve subjective judgments and projections and may not be accurate. Valuation methodologies will also involve assumptions and opinions about future events, which may or may not turn out to be correct. Valuations and appraisals of the Portfolio Companies will be only estimates of fair value. Ultimate realization of the value of an asset depends to a great extent on economic, market and other conditions beyond the Fund’s control and the control of the Investment Adviser and the Fund’s independent third party valuation agents or pricing services. Independent third party valuations and appraisals of the Portfolio Companies may only be conducted on a periodic basis. If the relevant asset’s value changes after such appraisal, it will be difficult for the Investment Adviser to quantify the impact of such change and the necessary information to make a full assessment of the value may not be immediately available, which may require the Investment Adviser to make an assessment of fair value with incomplete information. A material change in an investment in privately offered securities or a new appraisal of such an investment may have a material impact on the Fund’s overall NAV, resulting in a sudden increase or decrease to the Fund’s NAV per Share.

Although the Fund uses good faith efforts to determine the fair value of Portfolio Companies, the fair value will be dependent on information provided by its service providers including the Investment Adviser and any independent third-party valuation agent. The Fund will also rely to some extent on information provided by the Portfolio Companies, which may not be timely or comprehensive. In addition, such information may not be available because it is difficult to obtain financial and other information with respect to private companies, and even where the Fund is able to obtain such information, there can be no assurance that it is complete or accurate. Because such valuations are inherently uncertain and may be based on estimates, the Fund’s determinations of fair value may differ materially from the values that would be assessed if a readily available market for these securities existed. Due to this uncertainty, the Fund’s fair value determinations for Portfolio Companies may cause its NAV on a given date to materially understate or overstate the value that the Fund may ultimately realize on one or more of its investments. As a result, investors purchasing Shares based on an overstated NAV would pay a higher price than the value of the Fund’s investments might warrant. Conversely, investors redeeming Shares during a period in which the NAV understates the value of the Fund’s investments will receive a lower price for their Shares than the value of the Fund’s investments might warrant.

Further, valuations do not necessarily represent the price at which an asset would sell, since market prices of assets can only be determined by negotiation between a willing buyer and seller. As such, the carrying value of an asset may not reflect the price at which the asset could be sold in the market, and the difference between carrying value and the ultimate sales price could be material. In addition, accurate valuations are more difficult to obtain in times of low transaction volume because there are fewer market transactions that can be considered in the context of the appraisal. It also may be difficult to reflect fully and accurately rapidly changing market conditions or material events that may impact the value of the Fund’s investments between valuations, or to obtain complete information regarding any such events in a timely manner. There will be no retroactive adjustment in the valuation of such assets, the offering price of the Shares, the price the Fund paid to repurchase Shares or NAV-based fees the Fund paid to the Investment Adviser to the extent such valuations prove to not accurately reflect the realizable value of the Fund’s assets. Because the price you will pay for Shares in this offering, and the price at which your Shares may be repurchased in a repurchase offer by the Fund, are based on NAV per Share, you may pay more than realizable value or receive less than realizable value for your investment if assets are mispriced. In addition, the participation of the Investment Adviser’s personnel in the Fund’s valuation process could result in a conflict of interest, as the management fee paid to the Investment Adviser is based on the value of the Fund’s assets.

The accounting and valuation guidance applicable to the Fund’s investments may change over time, and as a result, the recorded values of the Fund’s portfolio holdings may fluctuate.

FOCUSED INVESTMENT RISK. To the extent that the Fund focuses its investments in a particular industry, the Fund’s NAV will be more susceptible to events or factors affecting companies in that industry. These may include, but are not limited to, governmental regulation, inflation, rising interest rates, cost increases in raw materials, fuel and other operating expenses, technological innovations that may render existing products and equipment obsolete, competition from new entrants, high research and development costs, increased costs associated with compliance with environmental or other regulation and other economic, market, political or other developments specific to that industry. Also, the Fund may invest a substantial portion of its assets in companies in related sectors that may share common characteristics, are often subject to similar business risks and regulatory burdens and whose securities may react similarly to the types of events and factors described above, which will subject the Fund to greater risk. The Fund also will be subject to focused investment risk to the extent that it invests a substantial portion of its assets in a particular country or geographic region.

PREFERRED SECURITIES. The Fund may invest in preferred securities. There are various risks associated with investing in preferred securities, including credit risk, interest rate risk, deferral and omission of distributions, subordination to bonds and other debt securities in a company’s capital structure, limited liquidity, limited voting rights and special redemption rights. Interest rate risk is, in general, the risk that the price of a debt security falls when interest rates rise. Securities with longer maturities tend to be more sensitive to interest rate changes. Credit risk is the risk that an issuer of a security may not be able to make principal and interest or dividend payments on the security as they become due. Holders of preferred securities may not receive dividends, or the payment can be deferred for some period of time. In bankruptcy, creditors are generally paid before the holders of preferred securities.

UNDERLYING FUND RISK. The Fund will incur higher and duplicative expenses, including advisory fees, when it invests in shares of Underlying Funds such as mutual funds, including money market funds. There is also the risk that the Fund may suffer losses due to the investment practices of the Underlying Funds (such as the use of derivatives). The shares of listed closed-end funds may also frequently trade at a discount to their NAV. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease, and it is possible that the discount may increase.

On October 7, 2020, the Rule 12d1-4 under the Investment Company Act which permits investment companies to invest in other investment companies beyond the limits set by statute, subject to certain conditions. Rule 12d1-4 permits certain types of fund of fund arrangements without reliance on an exemptive order or no-action letters, and it imposes new conditions, including limits on control and voting of acquired funds’ shares, evaluations and findings by investment advisers, fund investment agreements, and limits on most three-tier fund structures. The requirements of Rule 12d1-4 have been implemented by the Fund with respect to its fund of funds arrangements.

INVESTMENTS IN CASH, CASH-EQUIVALENT INVESTMENTS OR MONEY MARKET FUNDS. A portion of the Fund’s assets may be invested in cash, cash-equivalent investments or money market funds when, for example, other investments are unattractive, to provide a reserve for anticipated obligations of the Fund or for other temporary purposes. Although such a practice may assist in the preservation of capital, the assumption of cash positions may also impact overall investment return. Cash investment practices of the Fund may be expected, therefore, to affect total investment performance of the Fund. Although a money market fund seeks to preserve a $1.00 per share NAV, it cannot guarantee it will do so. The sponsor of a money market fund has no legal obligation to provide financial support to the money market fund and investors in money market funds should not expect that the sponsor will provide support to a money market fund at any time.

RIC-RELATED RISKS OF INVESTMENT GENERATING NON-CASH TAXABLE INCOME. Certain of the Fund’s investments will require the Fund to recognize taxable income in a tax year in excess of the cash generated on those investments during that year. In particular, the Fund expects to invest in loans and other debt instruments that will be treated as having “market discount” and/or original issue discount (“OID”) for U.S. federal income tax purposes. Additionally, investments in partnerships will pass through allocated income to the Fund without regard to whether such income is distributed to the Fund. Because the Fund may be required to recognize income in respect of these investments before, or without receiving, cash representing such income, the Fund may have difficulty satisfying the annual distribution requirements applicable to RICs and avoiding Fund-level U.S. federal income and/or excise taxes. Accordingly, the Fund may be required to sell assets, including at potentially disadvantageous times or prices, raise additional debt or equity capital, make taxable distributions of Shares or debt securities, or reduce new investments, to obtain the cash needed to make these income distributions. If the Fund liquidates assets to raise cash, the Fund may realize additional gain or loss on such liquidations. In the event the Fund realizes additional net capital gains from such liquidation transactions, Shareholders may receive larger capital gain distributions than they would in the absence of such transactions.

Instruments that are treated as having OID for U.S. federal income tax purposes may have unreliable valuations because their continuing accruals require judgments about the collectability of the deferred payments and the value of any collateral. Loans that are treated as having OID generally represent a significantly higher credit risk than coupon loans. Accruals on such instruments may create uncertainty about the source of Fund distributions to Shareholders. OID creates the risk of non-refundable cash payments to the Investment Adviser based on accruals that may never be realized. In addition, the deferral of payment-in-kind interest also reduces a loan’s loan-to-value ratio at a compounding rate.

UNCERTAIN TAX TREATMENT. The Fund may invest a portion of its net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund to the extent necessary in connection with the Fund’s intention to distribute sufficient income each tax year to minimize the risk that it becomes subject to U.S. federal income or excise tax. If the treatment of these instruments prevents the Fund from complying with the requirements of a RIC under the Code, the Fund may become subject to U.S. federal income or excise tax, which would reduce a Shareholder’s return on investment.

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LIMITS OF RISK DISCLOSURES. The above discussions of the various risks that are associated with the Fund and its Shares and the related discussion of risks in the SAI include the material risks involved with an investment in the Fund of which the Fund is currently aware. Prospective investors should read this entire Prospectus and consult with their own advisers before deciding whether to invest in the Fund. In addition, as the Fund’s investment program changes or develops over time, an investment in the Fund may be subject to risk factors not currently contemplated or described in this Prospectus.

In view of the risks noted above, the Fund should be considered a speculative investment and prospective investors should invest in the Fund only if they can sustain a complete loss of their investment.

No guarantee or representation is made that the investment program of the Fund will be successful or that the Fund will achieve its investment objective.

MANAGEMENT OF THE FUND

THE BOARD OF TRUSTEES. The Board has overall responsibility for the management and supervision of the business operations of the Fund on behalf of the Shareholders. A majority of the Board is and will be Independent Trustees. To the extent permitted by the Investment Company Act and other applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the Fund, any committee of the Board, or service providers. See “BOARD OF TRUSTEES AND OFFICERS” in the Fund’s SAI for the identities of the Trustees and executive officers of the Fund, brief biographical information regarding each of them, and other information regarding the election and membership of the Board.

THE INVESTMENT ADVISER. Forge Global Advisors LLC serves as the investment adviser (the “Investment Adviser”) of the Fund and will be responsible for determining and implementing the Fund’s overall investment strategy. The Investment Adviser is located at 4 Embarcadero Center, 15th Floor, San Francisco, CA 94111 and is an investment adviser registered with the SEC under the Advisers Act. As of December 31, 2025, the Investment Adviser and its affiliates had assets under advisement of approximately $2.3 billion.

The Investment Adviser and its affiliates serve as investment advisers to other funds that have investment programs which are similar to the investment program of the Fund, and the Investment Adviser or one of their affiliates may in the future serve as the investment adviser or otherwise manage or direct the investment activities of other registered and/or private investment companies with investment programs similar to the investment program of the Fund. See “CONFLICTS OF INTEREST.”

Investment Adviser

Forge Global Advisors LLC (“FGA”) was founded in June 2016 and is an SEC Registered Investment Adviser since 2019. FGA is a Delaware limited liability company with its principal place of business located in San Francisco, California. FGA is a wholly owned subsidiary of Forge Global, Inc. (“Forge”), a Delaware corporation founded in January 2014. FGA manages pooled investment vehicles available to accredited investors. Each Fund managed by FGA is typically a series of a Delaware series limited liability company, formed (or to be formed) as of its first closing. Each Fund managed by FGA is formed for the sole purpose of acquiring exposure to specifically identified unregistered shares of stock (the “Identified Shares”) issued by the company identified in the Private Placement Memorandum of such Fund, or a basket of securities providing exposure to such companies. Each Fund acquires such exposure through one or more instruments, which may include among other things: (i) forward contracts that contemplate delivery of a portfolio company’s stock in the future, (ii) portfolio company stock directly purchased, (iii) securities convertible into or exchangeable for shares of portfolio company stock, or (iv) holding companies, funds, special purpose vehicles, or other entities, or interests therein, that own any of the foregoing. FGA recently acquired Accuidity LLC (“Accuidity”), which was an asset management firm formed in August 2021 with a vision to bring access, liquidity, and transparency to private market investing. As part of the acquisition, FGA added to its key personnel the founders of Accuidity, Vince Gubitosi and Mark DeNatale, who are executives with 50+ years of combined institutional experience across both the public and private markets. The Investment Adviser combines index construction expertise, leading proprietary private market data and analytics, a proprietary sourcing ecosystem, and premier institutional service providers.

PORTFOLIO MANAGERS. The key personnel of the Investment Adviser who currently have primary responsibility for management of the Fund (the “Portfolio Managers”) are as follows:

Vince Gubitosi: Founder Co-President of Accuidity

Vince is a founder and the Co-President of Accuidity. He has twenty-five-years of experience in fund management and proprietary trading in traditional and alternative asset classes. Prior to founding Accuidity, he spent 15 years at Geode Capital Management where he was President from 2009 to 2021. He graduated from Boston College in 1994 with a Bachelor of Science in Finance and Economics.

Mark Denatale: Founder Co-President of Accuidity

Mark is a founder and the Co-President of Accuidity. He has over twenty-five years of experience within the private markets. Prior to founding Accuidity, he served as Global Head of Special Situations at CVC Credit and Global Head of Privates Trading and Investing at Goldman Sachs. He graduated from Boston College in 1994 with a Bachelor of Science in Finance.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed, and ownership of Fund shares.

THE INVESTMENT ADVISORY AGREEMENT. The Investment Advisory Agreement between the Investment Adviser and the Fund became effective as of [       ], and will continue in effect for an initial two-year term. Thereafter, the Investment Advisory Agreement will continue in effect from year to year provided such continuance is specifically approved at least annually by (i) the vote of a majority of the outstanding voting securities of the Fund or a majority of the Board, and (ii) the vote of a majority of the Independent Trustees of the Fund, cast in person at a meeting called for the purpose of voting on such approval. See “VOTING.” The Investment Advisory Agreement will terminate automatically if assigned (as defined in the Investment Company Act) and is terminable at any time without penalty upon sixty (60) days’ written notice to the Fund by either the Board, by vote of a majority of the outstanding voting securities (as defined in the Investment Company Act) of the Fund or by the Investment Adviser.

The Investment Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund, the Investment Advisor and any partner, director, officer or employee of the Investment Advisor, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable to the Fund for any error of judgment, for any mistake of law or for any act or omission by the person in connection with the performance of services to the Fund. The Investment Advisory Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund, of the Investment Advisor or any partner, director, officer or employee of the Investment Advisor, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Fund, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund.

A discussion regarding the basis for the Board’s approval of the Investment Advisory Agreement will be available in the Fund’s first annual or semi-annual report to Shareholders.

INVESTMENT ADVISORY FEE

Pursuant to the Investment Advisory Agreement, and in consideration of the advisory services provided by the Investment Adviser to the Fund, the Investment Adviser is entitled to a base management fee (the “Investment Advisory Fee”).

Pursuant to the Investment Advisory Agreement, the Fund will pay the Investment Adviser an Investment Advisory Fee equal to 1.75% on an annualized basis, accrued daily and payable monthly in arrears, based upon the Fund’s average daily net assets. The Investment Advisory Fee will be paid to the Investment Adviser before giving effect to any repurchase of Shares in the Fund effective as of that date and will decrease the net profits or increase the net losses of the Fund that are credited to its Shareholders. Net assets means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund.

DISTRIBUTOR

Distribution Services, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (dba ACA Group), is the distributor (also known as principal underwriter) of the Shares of the Fund and is located at 190 Middle Street, Suite 301, Portland, ME 04101. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Under a Distribution Agreement with the Fund, the Distributor acts as the agent of the Fund in connection with the continuous offering of Shares of the Fund. The Distributor continually distributes Shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund Shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Fund.

The Distributor may enter into agreements with selected broker-dealers, banks, or other financial intermediaries for distribution of Shares of the Fund. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Fund and/or the Investment Adviser, rather than the Distributor, typically enter into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, repurchase, and other requests to the Fund.

Investors who purchase Shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase Shares, which may include charges, investment minimums, cutoff times, and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase Shares. Investors purchasing Shares of the Fund through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediary, and not its customers, will be the shareholders of record, although customers may have the right to vote Shares depending upon their arrangement with the intermediary. Subject to the receipt of exemptive relief from the SEC, the Fund intends to adopt a Distribution and Service Plan with respect to Advisor Class Shares in compliance with Rule 12b-1 under the Investment Company Act. The Distribution and Service Plan will allow the Fund to pay a Distribution and Servicing Fee (as defined below) for the sale and servicing of its Advisor Class Shares to the Fund’s Distributor and/or other qualified recipients.

Pursuant to the Distribution Agreement, the Distributor is solely responsible for its costs and expenses incurred in connection with its qualification as a broker-dealer under state or federal laws. The Distribution Agreement also provides that the Fund will indemnify the Distributor and its affiliates and certain other persons against certain liabilities. Specifically, the Distribution and Service Plan provides that the Fund and the Investment Adviser will indemnify, defend and hold the Distributor, its employees, agents, directors and officers and any person who controls the Distributor free and harmless from and against any and all claims arising out of or based upon (i) any material action (or omission to act) of the Distributor or its agents taken in connection with the Distribution Agreement; provided that such action (or omission to act) is taken without willful misfeasance, gross negligence or reckless disregard by the Distributor of its duties and obligations under the Distribution Agreement; (ii) any untrue or alleged untrue statement of a material fact contained in the Prospectus or related offering materials or any omission or alleged omission to state a material fact required to be stated in the Prospectus or related offering materials or necessary to make the statements in any Prospectus or related offering materials not misleading, unless such statement or omission was made in reliance upon, and in conformity with, information furnished in writing to the Fund or the Investment Adviser in connection with the preparation of the Fund’s Prospectus or related offering materials by or on behalf of the Distributor; (iii) any material breach of the agreements, representations, warranties and covenants by the Fund and the Investment Adviser in the Distribution Agreement; or (iv) the reliance on or use by the Distributor or its agents or subcontractors of information, records, documents or services which have been prepared, maintained or performed by the Fund or the Investment Adviser.

The Investment Adviser and/or its affiliates may make payments to selected affiliated or unaffiliated third parties (including the parties who have entered into selling agreements with the Distributor) from time to time in connection with the distribution of Shares and/or the servicing of Shareholders and/or the Fund. These payments will be made out of the Investment Adviser’s and/or affiliates’ own assets and will not represent an additional charge to the Fund. The amount of such payments may be significant in amount and the prospect of receiving any such payments may provide such third parties or their employees with an incentive to favor sales of Shares of the Fund over other investment options. Contact your financial intermediary for details about revenue sharing payments it receives or may receive.

DISTRIBUTION AND SERVICE PLAN

Subject to the receipt of an exemptive order from the SEC, the Fund intends to adopt a Distribution and Service Plan with respect to Advisor Class Shares in compliance with Rule 12b-1 under the Investment Company Act. There is no assurance that the Fund will be granted the exemptive order. The Distribution and Service Plan will allow the Fund to pay distribution and servicing fees for the sale and servicing of its Advisor Class Shares. Under the Distribution and Service Plan, the Fund will be permitted to pay as compensation up to 0.25% on an annualized basis of the aggregate net assets of the Fund attributable to Advisor Class Shares (the “Distribution and Servicing Fee”) to the Fund’s distributor and/or other qualified recipients. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of an investment and may cost more than paying other types of sales charges. Advisor Class Shares will not be offered until the Fund has received an exemptive order from the SEC permitting the adoption of the Distribution and Service Plan. Institutional Class Shares are not subject to the Distribution and Servicing Fee.

ADMINISTRATION

The Fund has retained the Administrator, UMB Fund Services, Inc., whose principal business address is 235 West Galena Street, Milwaukee, WI 53212, to provide administrative services, and to assist with operational needs. The Administrator provides such services to the Fund pursuant to an administration agreement between the Fund and the Administrator (the “Administration Agreement”). The Administrator is responsible directly or through its agents for, among other things, providing the following services to the Fund; (1) maintaining a list of Shareholders and generally performing all actions related to the issuance and repurchase of Shares of the Fund, if any, including delivery of trade confirmations and capital statements; (2) providing certain administrative, clerical and bookkeeping services; (3) providing transfer agency services, services related to the payment of distributions, and accounting services; (4) computing the NAV of the Fund in accordance with U.S. generally accepted accounting principles (“GAAP”) and procedures defined in consultation with the Investment Adviser; (5) overseeing the preparation of semi-annual and annual financial statements of the Fund in accordance with GAAP, quarterly reports of the operations of the Fund and information required for tax returns; (6) supervising regulatory compliance matters and preparing certain regulatory filings; and (7) performing additional services, as agreed upon, in connection with the administration of the Fund. The Administrator may from time to time delegate its responsibilities under the Administration Agreement to one or more parties selected by the Administrator, including its affiliates or affiliates of the Investment Adviser.

The Fund pays the Administrator tiered fees based on the average monthly net asset value of the Fund, subject to a minimum annual fee (the “Administration Fee”). The Administration Fee generally covers fund administration, fund accounting, tax regulation and compliance, transfer agent and record keeping, and custody administration services provided by the Administrator or its affiliates. The Administration Fee is paid to the Administrator out of the assets of the Fund, and therefore decreases the net profits or increases the net losses of the Fund. The Fund also reimburses the Administrator for certain out-of-pocket expenses. The Administration Fee and the other terms of the Administration Agreement may change from time to time as may be agreed to by the Fund and the Administrator.

The Administration Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund, the Administrator and any partner, director, officer or employee of the Administrator, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable to the Fund for any error of judgment, for any mistake of law or for any act or omission by the person in connection with the performance of administration services for the Fund. The Administration Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund or the Administrator, or any partner, director, officer or employee of the Administrator, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Fund, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund.

CUSTODIAN

UMB Bank, n.a. (the “Custodian”) serves as the primary custodian of the assets of the Fund and may maintain custody of such assets with U.S. and non-U.S. subcustodians (which may be banks and trust companies), securities depositories and clearing agencies in accordance with the requirements of Section 17(f) of the Investment Company Act and the rules thereunder. Assets of the Fund are not held by the Investment Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodian or U.S. or non-U.S. subcustodians in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian’s principal business address is 1010 Grand Blvd., Kansas City, MO 64106.

COMPLIANCE AND TREASURY SERVICES

PINE Advisor Solutions (“PINE”), 501 S. Cherry St., Suite 610, Denver, Colorado 80246, provides the Fund’s Principal Financial Officer/Treasurer, Chief Compliance Officer and other related treasury and compliance services pursuant to a service agreement with the Fund. The Fund pays PINE an annual fee for such services, which is accrued daily and paid monthly. The Fund also reimburses PINE for certain out-of-pocket expenses incurred on the Fund’s behalf.

FUND EXPENSES

The Fund will pay all of its expenses or reimburse the Investment Adviser or its affiliates to the extent they have previously paid such expenses on behalf of the Fund. The expenses of the Fund include, but are not limited to, any fees and expenses in connection with the organization of the Fund and the offering and issuance of Shares; all fees and expenses reasonably incurred in connection with the operation of the Fund; all fees and expenses directly related to portfolio transactions and positions for the Fund’s account such as direct and indirect expenses associated with the Fund’s investments, and enforcing the Fund’s rights in respect of such investments; quotation or valuation expenses; the Investment Advisory Fee, the Administration Fee, distribution fees and expenses; servicing and other similar fees and expenses; out-of-pocket costs directly relating to investment transactions that are not consummated (dead-deal costs); other investment-related expenses, such as brokerage commissions, transfer fees; fees on any borrowings or any expenses relating to leverage or indebtedness (including any interest thereon); professional fees including accounting, audit legal, and tax preparation; out-of-pocket costs directly relating to investment transactions that are not consummated; other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments; reasonable research and due diligence expenses relating to the identification and selection of investments (including expenses of news and quotation subscriptions, market or industry research, consultants or experts); investment-related software and databases relating thereto; fees and expenses of outside legal counsel (including fees and expenses associated with the review of documentation for prospective investments by the Fund), including foreign legal counsel; litigation costs and expenses, judgments and settlements directly related to the preservation of the value of investments; reasonable legal, third party consultant, and investment-related software and databases expenses incurred in relation to entering into, the reviewing, reporting, monitoring, confirming and/or administration of the investments (including expenses of engaging third party valuation consultants and agents and expenses of loan administration with non-affiliates) and other matters (including online systems used to obtain pricing and trading information and systems used for the allocation of investments); accounting, auditing and tax preparation expenses; fees and expenses in connection with repurchase offers and any repurchases or redemptions of Shares; taxes and governmental fees (including tax preparation fees); fees and expenses of any custodian, subcustodian, transfer agent, and registrar, and any other agent of the Fund; all costs and charges for equipment or services used in communicating information regarding the Fund’s transactions with any custodian or other agent engaged by the Fund; bank services fees; costs and expenses relating to any amendment of the Declaration of Trust or other organizational documents of the Fund; expenses of preparing, amending, printing, and distributing the Prospectus and any other sales material (and any supplements or amendments thereto), reports, notices, other communications to Shareholders, and proxy materials; all taxes, fees or other governmental charges and expenses of preparing, printing, and filing reports and other documents with government agencies; expenses incurred by the Investment Adviser in responding to a legal, administrative, judicial or regulatory action, claim, or suit relating to the Fund; expenses of Shareholders’ meetings, including the solicitation of proxies in connection therewith; shareholder recordkeeping and account services, fees, and disbursements; expenses relating to investor and public relations; fees and expenses of the members of the Board who are not employees of the Investment Adviser or its affiliates; insurance premiums; and ad hoc expenses incurred at the specific request of the Investment Adviser or the Board; Extraordinary Expenses (as defined below); and all costs and expenses incurred as a result of dissolution, winding-up and termination of the Fund. The Fund may need to sell portfolio securities to pay fees and expenses, which could cause the Fund to realize taxable gains.

“Extraordinary Expenses” means all expenses incurred by the Fund outside of the ordinary course of its business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or dispute and the amount of any judgment or settlement paid in connection therewith, or the enforcement of the rights against any person or entity; costs and expenses for indemnification or contribution payable to any person or entity; expenses of a reorganization, restructuring or merger, as applicable; expenses of holding, or soliciting proxies for, a meeting of shareholders; and the expenses of engaging a new administrator, custodian or transfer agent.

The Investment Adviser will bear all of its expenses and costs incurred in providing investment advisory services to the Fund, including travel and certain other expenses. In addition, the Investment Adviser is responsible for the payment of the compensation and expenses of those officers of the Fund affiliated with the Investment Adviser, and making available, without expense to the Fund, the services of such individuals, subject to their individual consent to serve and to any limitations imposed by law.

The Fund will bear directly certain ongoing offering costs of Shares which will be expensed as they are incurred. Offering costs cannot be deducted by the Fund or the Shareholders.

The Investment Adviser has entered into an expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Investment Adviser has agreed to waive fees that it would otherwise have been paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding any taxes, fees and interest payments on borrowed funds, distribution and servicing fees, brokerage and distribution costs and expenses, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization, and extraordinary or non-routine expenses, such as litigation expenses) do not exceed 1.75% of the average daily net assets of Institutional Class Shares and Advisor Class Shares (the “Expense Limit”). Because taxes, fees and interest payments on borrowed funds, distribution and servicing fees, brokerage and distribution costs and expenses, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary or non-routine expenses are excluded from the Expense Limit, Total Annual Expenses (after fee waivers and expense reimbursements) are expected to exceed 1.75% for the Institutional Class Shares and Advisor Class Shares. For a period not to exceed three years after the end of the month on which a Waiver is made, the Investment Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment and remain in compliance with the Expense Limit in place at the time of the Waiver, and the current Expense Limit. The Expense Limitation and Reimbursement Agreement will remain in effect for an initial term of one year, and thereafter, the Expense Limit will increase to 2.25% of the average daily net assets of the Institutional Class Shares and Advisor Class Shares. The Expense Limitation and Reimbursement Agreement will automatically renew for consecutive one-year terms thereafter unless terminated. The Board may terminate the Expense Limitation and Reimbursement Agreement at any time upon 30 days’ written notice, and the Investment Adviser may terminate the Expense Limitation and Reimbursement Agreement at the end of the then-current term upon 30 days’ written notice.

The Fund’s fees and expenses will decrease the net profits or increase the net losses of the Fund that are credited to Shareholders.

VOTING

Each Shareholder will have the right to cast a number of votes, based on the number of such Shareholder’s Shares, at any meeting of Shareholders called by the Board. Except for the exercise of such voting privileges, Shareholders will not be entitled to participate in the management or control of the Fund’s business and may not act for or bind the Fund.

SHAREHOLDER RIGHTS

Except for actions under the U.S. federal securities laws, the By-Laws (“By-Laws”) provide that by virtue of becoming a Shareholder, each Shareholder (i) irrevocably agrees that any claims, suits, actions or proceedings arising out of or relating in any way to the Trust, the Declaration of Trust or these By-Laws or asserting a claim governed by the internal affairs (or similar) doctrine, be exclusively brought in the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction thereof, any other court in the State of Delaware with subject matter jurisdiction, (ii) irrevocably submits to the exclusive jurisdiction of such courts in connection with any such claim, suit, action or proceeding, (iii) irrevocably agrees not to, and waives any right to, assert in any such claim, suit, action or proceeding that (A) it is not personally subject to the jurisdiction of such courts or any other court to which proceedings in such courts may be appealed, (B) such claim, suit, action or proceeding is brought in an inconvenient forum, or (C) the venue of such claim, suit, action or proceeding is improper, (iv) expressly waives any requirement for the posting of a bond by a party bringing such claim, suit, action or proceeding, (v) consents to process being served in any such claim, suit, action or proceeding by mailing, certified mail, return receipt requested, a copy thereof to such party at the address in effect for notices hereunder, and agrees that such service shall constitute good and sufficient service of process and notice thereof; provided, nothing in clause (v) hereof shall affect or limit any right to serve process in any other manner permitted by law, and (vi) irrevocably waives any and all right to trial by jury in any such claim, suit, action or proceeding.

The designation of exclusive jurisdictions may make it more expensive for a Shareholder to bring a suit than if the Shareholder were permitted to select another jurisdiction. Also, the designation of exclusive jurisdictions and the waiver of jury trials limit a Shareholder’s ability to litigate a claim in the jurisdiction and in a manner that may be more convenient and favorable to the Shareholder.

Except for actions under the U.S. federal securities laws, the Declaration of Trust provides that no shareholder may maintain a derivative action with respect to the Trust or any Class of the Trust unless holders of at least ten percent (10%) of the outstanding shares of the Trust, or 10% of the outstanding shares of the Class to which such action relates, join in the bringing of such action, and the Shareholder or Shareholders must make a pre-suit written demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such an action is not likely to succeed. Trustees must be afforded a reasonable amount of time to consider such Shareholder request and to investigate the basis of such claim. The Trustees shall require an undertaking by the Shareholders making such request to reimburse the Trust for the expense of any such advisers in the event that the Trustees determine not to bring such action.

CONFLICTS OF INTEREST

The Fund and the Investment Adviser may be subject to a number of actual and potential conflicts of interest.

The Investment Adviser and its affiliates engage in financial advisory activities that are independent from, and may from time to time conflict with, those of the Fund. In the future, there might arise instances where the interests of such affiliates conflict with the interests of the Fund. The Investment Adviser and its affiliates may provide services to, invest in, advise, sponsor and/or act as Investment Adviser to investment vehicles and other persons or entities (including prospective investors in the Fund) which may have structures, investment objectives and/or policies that are similar to (or different than) those of the Fund; which may compete with the Fund for investment opportunities; and which may, subject to applicable law, co-invest with the Fund in certain transactions. In addition, the Investment Adviser and its affiliates and respective clients may themselves invest in securities that would be appropriate for the Fund. By acquiring Shares, each Shareholder will be deemed to have acknowledged the existence of any such actual and potential conflicts of interest and to have waived any claim with respect to any liability arising from the existence of any such conflict of interest, except as may otherwise be provided under provisions of Federal securities law which cannot be waived or modified.

Although the Investment Adviser and its affiliates will seek to allocate investment opportunities among the Fund and their other clients in a fair and reasonable manner, there can be no assurance that an investment opportunity which comes to the attention of the Investment Adviser or its affiliates will be appropriate for the Fund or will be referred to the Fund. The Investment Adviser and its affiliates are not obligated to refer any investment opportunity to the Fund.

The directors, partners, trustees, managers, members, officers and employees of the Investment Adviser, t and its affiliates may buy and sell securities or other investments for their own accounts (including through funds managed by the Investment Adviser or its affiliates). As a result of differing trading and investment strategies or constraints, investments may be made by directors, partners, trustees, managers, members, officers and employees that are the same, different from or made at different times than investments made for the Fund. To reduce the possibility that the Fund will be materially adversely affected by the personal trading described above, the Fund and the Investment Adviser have individually adopted codes of ethics (collectively, the “Codes of Ethics”) in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the portfolio transactions of the Fund. The Codes of Ethics may be obtained by calling the SEC at 1-202-551-8090. The Codes of Ethics are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by email at publicinfo@sec.gov.

OUTSTANDING SECURITIES

As of the date of this Prospectus, there were no outstanding Shares of the Fund.

OFFERS TO REPURCHASE

A substantial portion of the Fund’s investments are illiquid. For this reason, the Fund is structured as a closed-end interval fund which means that the Shareholders will not have the right to redeem their Shares on a daily basis. In addition, the Fund does not expect any trading market to develop for the Shares. As a result, if investors decide to invest in the Fund, they will have very limited opportunity to sell their Shares.

The Fund intends to provide a limited degree of liquidity to the Shareholders by conducting repurchase offers quarterly.

For each repurchase offer, the Board will set an amount between 5% and 25% of the Fund’s Shares based on relevant factors, including the liquidity of the Fund’s positions and the Shareholders’ desire for liquidity. A Shareholder whose Shares (or a portion thereof) are repurchased by the Fund will not be entitled to a return of any sales charge that was charged in connection with the Shareholder’s purchase of the Shares.

Shares will be repurchased at their NAV no later than the fourteenth day after the Repurchase Request Deadline, or the next Business Day if the fourteenth day is not a Business Day. Shareholders tendering Shares for repurchase will be asked to give written notice of their intent to do so by the date specified in the notice describing the terms of the applicable repurchase offer, which date will be no more than fourteen (14) days prior to the date on which the repurchase price for shares is determined (the “Valuation Date”). Shareholders who tender may not have all of the tendered Shares repurchased by the Fund. If over-subscriptions occur, the Fund may elect to repurchase less than the full amount that a Shareholder requests to be repurchased. In such an event, the Fund may repurchase only a pro rata portion of the amount tendered by each Shareholder.

In certain circumstances, the Board may require a Shareholder to tender its Shares if, among other reasons, the Board determines that continued ownership of such Shares by the Shareholder may be harmful or injurious to the business or reputation of the Fund, or may subject the Fund or any Shareholder to an undue risk of adverse tax or other fiscal consequences, or would otherwise be in the best interests of the Fund.

A Shareholder who tenders for repurchase only a portion of his Shares in the Fund will be required to maintain a minimum account balance of $1,000. If a Shareholder tenders a portion of his Shares and the repurchase of that portion would cause the Shareholder’s account balance to fall below this required minimum of $1,000, the Fund reserves the right to repurchase all of such Shareholder’s outstanding Shares. Such minimum capital account balance requirement may also be waived by the Board in its sole discretion, subject to applicable federal securities laws.

REPURCHASE PROCEDURES

Once each quarter, commencing in the third quarter of the Fund’s operations, the Fund will offer to repurchase at per-class NAV per Share no less than 5% of the outstanding Shares of the Fund, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). The Fund may also make a discretionary repurchase offer once every two years. For each repurchase offer, the Board will set an amount between 5% and 25% of the Fund’s Shares based on relevant factors, including the liquidity of the Fund’s positions and the Shareholders’ desire for liquidity. At the discretion of the Board and provided that it is in the best interests of the Fund and Shareholders to do so, the Fund intends to conduct repurchase offers quarterly of approximately 10% of the Fund’s outstanding Shares on the repurchase request deadline. The offer to purchase shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the Investment Company Act). Shareholders will be notified in writing of each quarterly repurchase offer, how they may request that the Fund repurchase their Shares, and the date the repurchase offer ends (the “Repurchase Request Deadline”) (i.e., the date by which Shareholders can tender their Shares in response to a repurchase offer). Shareholders may withdraw or modify their request to tender their Shares for repurchase at any time prior to the Repurchase Request Deadline. Shares will be repurchased at the per-class NAV per Share determined as of the close of business no later than the fourteenth day after the Repurchase Request Deadline, or the next Business Day if the fourteenth day is not a Business Day (each a “Repurchase Pricing Date”).

The time between the notification to Shareholders and the Repurchase Request Deadline is generally thirty (30) days, but may vary from no more than forty-two (42) days to no less than twenty-one (21) days. Shares tendered for repurchase by Shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate repurchase amounts established for that Repurchase Request Deadline. The Shareholder Notification will contain information Shareholders should consider in deciding whether to tender their Shares for repurchase.

The Shareholder Notification also will include detailed instructions on how to tender Shares for repurchase, state the Repurchase Offer Amount and identify the dates of the Repurchase Request Deadline, the scheduled Repurchase Pricing Date, and the date the repurchase proceeds are scheduled for payment (the “Repurchase Payment Deadline”). The Shareholder Notification also will set forth the NAV per Share that has been computed no more than seven (7) days before the date of such notification, and how Shareholders may ascertain the NAV per Share after the notification date. Payment pursuant to the repurchase will be made by checks to the Shareholder’s address of record, or credited directly to a predetermined bank account on the Repurchase Payment Date, which will be no more than seven (7) days after the Repurchase Pricing Date. The Board may establish other policies for repurchases of Shares that are consistent with the Investment Company Act, regulations thereunder and other pertinent laws.

If Shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional amount of Shares not to exceed 2% of the outstanding Shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if Shareholders tender Shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding Shares on the Repurchase Request Deadline, the Fund will repurchase the Shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by Shareholders who own less than 100 Shares and who tender all of their Shares, before prorating other amounts tendered. In addition, the Fund may accept the total number of Shares tendered in connection with required minimum distributions from an IRA or other qualified retirement plan. It is the Shareholder’s obligation to both notify and provide the Fund supporting documentation of a required minimum distribution from an IRA or other qualified retirement plan.

The Fund may suspend or postpone a repurchase offer only: (a) if making or effecting the repurchase offer would cause the Fund to lose its status as a regulated investment company under the Code; (b) for any period during which the NYSE or any market on which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods as the SEC may by order permit for the protection of Shareholders of the Fund.

The Fund must maintain liquid assets equal to the Repurchase Offer Amount from the time that the Shareholder Notification is sent to Shareholders until the Repurchase Pricing Date. The Fund will ensure that a percentage of its net assets equal to at least 100% of the Repurchase Offer Amount consists of assets that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the investment within the time period between the Repurchase Request Deadline and the Repurchase Payment Deadline. The Board has adopted procedures that are reasonably designed to ensure that the Fund’s assets are sufficiently liquid so that the Fund can comply with the repurchase offer and the liquidity requirements described in the previous paragraph. If, at any time, the Fund falls out of compliance with these liquidity requirements, the Board will take whatever action it deems appropriate to ensure compliance.

The Fund may cause a mandatory repurchase or redemption of all or some of the Shares of a Shareholder, or any person acquiring Shares from or through a Shareholder, at NAV in accordance with the Declaration of Trust and Section 23 of the Investment Company Act and Rule 23c-2 thereunder.

TRANSFERS OF SHARES

Shares shall be transferable on the records of the Fund only by the Shareholder of record (or by his or her duly authorized agent) in writing, upon delivery to the Trustees or the Fund’s transfer agent. Upon such delivery, the transfer shall be recorded on the register of the Fund. Until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes and neither the Trustees nor the Fund, nor any transfer agent or registrar nor any officer, employee or agent of the Fund shall be affected by any notice of the proposed transfer.

By subscribing for Shares, each Shareholder agrees to indemnify and hold harmless the Fund, the Board, the Investment Adviser, and each other Shareholder, and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs, and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs, and expenses or any judgments, fines, and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from any transfer made by that Shareholder in violation of the Agreement and Declaration of Trust or any misrepresentation made by that Shareholder in connection with any such transfer.

ANTI-MONEY LAUNDERING

If the Fund, the Investment Adviser or any governmental agency believes that the Fund has sold Shares to, or is otherwise holding assets of, any person or entity that is acting, directly or indirectly, in violation of U.S., international or other anti-money laundering laws, rules, regulations, treaties or other restrictions, or on behalf of any suspected terrorist or terrorist organization, suspected drug trafficker, or senior foreign political figure(s) suspected of engaging in corruption, the Fund, the Investment Adviser or such governmental agency may freeze the assets of such person or entity invested in the Fund or suspend the repurchase of Shares. The Fund may also be required to, or deem it necessary or advisable to, remit or transfer those assets to a governmental agency, in some cases without prior notice to the investor.

CALCULATION OF NET ASSET VALUE

GENERAL

The Administrator calculates the Fund’s NAV as of the close of business on each Business Day and at such other times as the Board may determine, including in connection with repurchases of Shares, in accordance with the procedures described below or as may be determined from time to time in accordance with policies established by the Board. The Fund’s Board oversees the valuation of the Fund’s investments on behalf of the Fund. The Board has approved valuation procedures for the Fund (the “Valuation Procedures”) and designated the Fund’s Investment Adviser as its valuation designee (“Valuation Designee”).

Investments in securities that are listed on the NYSE are valued, except as indicated below, at market value. Market value is generally determined on the basis of the official closing prices or the latest reported sales prices. Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Investment Company Act, taking into consideration all available information and other factors that the Valuation Designee deems pertinent, in each case subject to the oversight of the Board. Such determinations may be made on the basis of valuations obtained from independent third party valuation agents or pricing services or other third party sources (“Pricing Services”), provided that the Valuation Designee shall retain the discretion to use any relevant data, including information obtained from any Pricing Service, that the Valuation Designee deems to be reliable in determining fair value under the circumstances. The Valuation Designee is responsible for ensuring that any Pricing Service engaged to provide valuations discharges its responsibilities in accordance with the Investment Adviser’s valuation procedures, and will periodically receive and review such information about the valuation of the Fund’s securities or other assets as it deems necessary to exercise its oversight responsibility.

In calculating the Fund’s NAV, the Valuation Designee uses various valuation methodologies in a manner consistent with Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosure, issued by the Financial Accounting Standards Board. When pricing securities or other assets at fair value, the Valuation Designee seeks to assign the value that represents the amount that the Fund might reasonably expect to receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. In this regard, the Valuation Designee provides the Fund’s pricing information that the Valuation Designee reasonably believes may assist in the determination of fair value consistent with requirements under the Investment Company Act and the Fund’s Valuation Procedures. Given the subjectivity inherent in fair value measurements and the fact that events could occur after NAV calculation, the actual market prices, or prices that are used by others, for a security or other asset may differ from the fair value of that security or other asset as determined by the Valuation Designee at the time of NAV calculation. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by the Fund. It is possible that the fair value determined for a security or other asset may be materially different from the value that could be realized upon the sale of such security or other asset. Thus, fair value measurements may have an unintended dilutive or accretive effect on the value of Shareholders’ investments in the Fund.

The Valuation Designee endeavors to maximize the use of observable inputs and minimize the use of unobservable inputs by requiring that the most observable inputs are to be used when available. The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors. When valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment, and may involve alternative methods to obtain fair values where market prices or market-based valuations are not readily available. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used if a ready market for the investments existed. As a result, the Valuation Designee may exercise a higher degree of judgment in determining fair value for certain securities or other assets.

Because the overwhelming majority of the Fund’s investments are expected to have no readily available market quotations, most of the Portfolio Companies will be valued at fair value in good faith. There is no single methodology for determining the fair value of a security. Rather, fair value calculations will involve significant professional judgment in the application of both observable and unobservable attributes. For late-growth Portfolio Companies, traditional valuation methods (e.g., discounted cash flow) are often a less reliable tool for valuing investments in accordance with ASC 820. As such, until the Portfolio Companies grow to a point where traditional valuation methods apply, the Fund may deem it more appropriate to utilize other valuation methodologies. Late-stage private companies or “pre-IPO companies” traditionally raise capital from investors in organized funding rounds. During such funding rounds, a pre-IPO company will seek a lead investor who will, to their best effort, define a valuation of the company. Therefore, the valuation of the Fund’s Portfolio Companies may be adjusted when a new valuation is set by the lead investor in the next funding round. As such, the Fund may use the market approach to estimate the fair value of its Portfolio Companies by adjusting the valuation of its Portfolio Companies with each new funding round. However, while the valuation as of the latest funding round is a prominent factor in the Fund’s valuation process, it is not the only factor that the Fund will consider when valuing its portfolio investments. The Fund may establish certain thresholds or triggers that intend to capture fundamental changes in the value of the Portfolio Company that would affect the anticipated return on the Fund’s investment. Examples of certain thresholds or triggers may include, an unexpected business or technology breakthrough, faster than anticipated revenue growth, a fundamental failure of the technology, the loss of a key customer, or the success of a competitor in the same industry. Additionally, the Valuation Designee may consider additional several factors (if present), including but not limited to the implied valuation of the asset as reflected by stock purchase contracts reported in private markets, fundamental analytical data relating to the investment in the security, the nature and duration of any restriction on the disposition of the security, the cost of the security at the date of purchase, or the liquidity of the market for the security. The Valuation Designee may also consider periodic financial statements (audited and unaudited) or other information provided by the issuer to investors or prospective investors, to the extent that it is available.

For investments in companies that are not considered “pre-IPO companies”, valuation methods utilized may include, but are not limited to the following: sales comparison approach; discounted cash flow method; hypothetical sales method; and appraisals received from one or more pricing services. In addition, the Fund may utilize: an analysis of financial ratios and valuation metrics of the portfolio companies that issued private equity securities to peer companies that are public; an analysis of the Portfolio Companies’ most recent financial statements and forecasts; an analysis of the markets in which the Portfolio Company does business; and other relevant factors.

Short-term debt investments, such as commercial paper, bankers’ acceptances and U.S. Treasury Bills, having a maturity of 60 days or less, are generally valued at amortized cost.

Other debt investments, including corporate, government and municipal debt securities in each case having a remaining maturity in excess of 60 days, are typically valued by Pricing Service at an evaluated (or estimated) mean between the closing bid and asked prices.

Publicly traded securities, including equity securities issued by technology-related companies, are typically valued at the last sale, official close or if there are no reported sales at the mean between the bid and asked price on the primary exchange on which they are traded. Publicly traded securities may be valued by an outside pricing service overseen by the Valuation Designee. The pricing service may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics.

Derivatives are generally valued using Pricing Services and/or agreements with counterparties, quoted prices from the national exchange on which they are principally traded, or other procedures approved by the Board.

Because the Fund relies on various sources to calculate its NAVs, the Fund is subject to certain operational risks associated with reliance on any Portfolio Fund Manager, Pricing Services and other service providers and data sources. The Fund’s NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of the Fund’s NAV and/or the inability to calculate NAV over extended time periods. The Fund may be unable to recover any losses associated with such failures.

SUSPENSION OF CALCULATION OF NET ASSET VALUE

As noted above, the Administrator calculates the Fund’s NAV as of the close of business on each Business Day. However, there may be circumstances where it may not be practicable to determine an NAV, including, but not limited to during any period when the principal stock exchanges for securities in which the Fund has invested its assets are closed other than for weekends and customary holidays (or when trading on such exchanges is restricted or suspended), or an emergency exists as determined by the SEC, making securities sales or determinations of NAV not practicable, or the SEC permits a delay for the protection of shareholders. In such circumstances, the Board (after consultation with the Investment Adviser) may suspend the calculation of NAV. The Fund will not accept subscriptions for Shares if the calculation of NAV is suspended, and the suspension may require the termination of a pending repurchase offer by the Fund (or the postponement of the Valuation Date for a repurchase offer). Notwithstanding a suspension of the calculation of NAV, the Fund will be required to determine the value of its assets and report NAV in its semi-annual and annual reports to Shareholders and in its reports on Form N-PORT filed with the SEC after the end of the first and third quarters of the Fund’s fiscal year. The Administrator will resume calculation of the Fund’s NAV after the Board (in consultation with the Investment Adviser) determines that conditions no longer require suspension of the calculation of NAV.

DISTRIBUTIONS

Following the disposition by the Fund of securities of Portfolio Companies, the Fund intends to make cash distributions of net profits, if any, to its Shareholders (subject to the Fund’s dividend reinvestment plan, as described below) once each fiscal year at such time as the Board of Trustees determines in its sole discretion (or twice in a fiscal year at such times determined by the Board of Trustees, if necessary for the Fund to maintain its status as a RIC and in accordance with the Investment Company Act). The Fund intends to establish reasonable reserves to meet Fund obligations prior to making distributions.

DIVIDEND REINVESTMENT PLAN

The Fund has adopted an “opt-out” DRIP pursuant to which all Shareholders will have the full amount of their cash distributions reinvested in full and fractional additional Shares unless a Shareholder elects otherwise. Any distributions of the Fund’s Shares pursuant to the DRIP are dependent on the continued registration of the Fund’s securities or the availability of an exemption from registration in the recipient’s home state. Participants in the DRIP are free to elect to participate or terminate participation in the DRIP within a reasonable time as specified below.

If you elect not to participate in the DRIP, you will receive any distributions the Fund declares in cash. For example, if the Board authorizes, and the Fund declares, a distribution, then unless you have “opted-out” of the DRIP, you will have your cash distributions reinvested in additional Shares, rather than receiving the cash distributions. The Fund expects to coordinate distribution payment dates so that the same net asset value that is used for the monthly closing date immediately preceding such distribution payment date will be used to calculate the purchase net asset value for purchasers under the DRIP. Shareholders participating in the DRIP will receive an amount of Shares equal to the amount of the distribution on that Shareholder’s Shares divided by the NAV per Share of the Fund that is used for the daily closing date immediately preceding such distribution payment date. Notwithstanding the foregoing, the Fund, in its sole discretion, may elect to provide Shareholders with an amount of Shares equal to the amount of the distribution on that Shareholder’s Shares divided by 95% of the NAV of the Fund that is used for the daily closing date immediately preceding such distribution payment date. Distributions on fractional Shares will be credited to each Shareholder’s account to three decimal places. Shares issued pursuant to the DRIP will have the same voting rights as the Fund’s Shares acquired by subscription to the Fund.

If you wish to participate in the DRIP and receive your distribution in additional Shares, no action will be required on your part to do so. Investors that wish to receive their distributions in cash may do so by making a written election to not participate in the DRIP on the investor’s application or by notifying the Administrator in writing at Megacorn Fund c/o UMB Fund Services, Inc., 235 West Galena Street Milwaukee, WI 53212. Such written notice must be received by the Administrator 60 days prior to the record date of the distribution or the Shareholder will receive such distribution in shares through the DRIP. If Shares are held by a broker or other Financial Intermediary, in some circumstances a Shareholder may “opt out” of the DRIP by notifying its broker or other Financial Intermediary of such election. Please check with your broker or other Financial Intermediary for more details.

There are no selling commissions, dealer manager fees or other sales charges to you as a result of your participation in the DRIP. The Fund pays the Administrator’s fees under the DRIP. If you receive your ordinary cash distributions in the form of Shares as part of the DRIP, you generally are subject to the same U.S. federal, state and local tax consequences as you would be had you elected to receive your distributions in cash.

Your basis for determining gain or loss upon the sale of Shares received in a distribution from the Fund will be equal to the total dollar amount of the distribution payable in cash. Any Shares received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the Shares are credited to your account. The Fund reserves the right to amend, suspend or terminate the DRIP. You may terminate your account under the DRIP by notifying the Administrator at Megacorn Fund, c/o UMB Fund Services, Inc., 235 West Galena Street Milwaukee, WI 53212, or by calling the Administrator at 800-450-2133. Shareholders do not have additional rights upon termination of the DRIP, and if the DRIP were terminated, shareholders would receive distributions in cash.

All correspondence concerning the DRIP, including to obtain additional information, should be directed to the Administrator by mail at Megacorn Fund, c/o UMB Fund Services, Inc., 235 West Galena Street Milwaukee, WI 53212, or by calling the Administrator at 800-450-2133.

TAXES

INTRODUCTION

The following is a summary of certain material federal income tax consequences of acquiring, holding and disposing of Shares. Because the federal income tax consequences of investing in the Fund may vary from Shareholder to Shareholder depending on each Shareholder’s unique federal income tax circumstances, this summary does not attempt to discuss all of the federal income tax consequences of such an investment. Among other things, except in certain limited cases, this summary does not purport to deal with persons in special situations (such as financial institutions, insurance companies, entities exempt from federal income tax, regulated investment companies, dealers in commodities and securities, pass through entities, and, except to the extent discussed below, non-U.S. persons). Further, to the limited extent this summary discusses possible foreign, state and local income tax consequences, it does so in a very general manner. Finally, this summary does not purport to discuss federal tax consequences (such as estate and gift tax consequences) other than those arising under the federal income tax laws. You are therefore urged to consult your tax advisers to determine the federal, state, local and foreign tax consequences of acquiring, holding and disposing of Shares.

The following summary is based upon the Code as well as administrative regulations and rulings and judicial decisions thereunder, as of the date hereof, all of which are subject to change at any time (possibly on a retroactive basis). Accordingly, no assurance can be given that the tax consequences to the Fund or its shareholder will continue to be as described herein.

The Fund has not sought or obtained a ruling from the Internal Revenue Service (the “IRS”) (or any other federal, state, local or foreign governmental agency) or an opinion of legal counsel as to any specific federal, state, local or foreign tax matter that may affect it. Accordingly, although this summary is considered to be a correct interpretation of applicable law, no assurance can be given that a court or taxing authority will agree with such interpretation or with the tax positions taken by the Fund.

Except where specifically noted, this summary relates solely to U.S. Shareholders. A U.S. Shareholder for purposes of this discussion is a person who is a citizen or a resident alien of the U.S., a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) organized under the laws of the U.S. or any political subdivision thereof, an estate whose income is subject to U.S. federal income tax regardless of its source or a trust if: (i) a U.S. court can exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust or (ii) the trust has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person.

TAXATION OF SHAREHOLDERS

Distributions to Shareholders. The Fund contemplates declaring as dividends once each fiscal year. In general, distributions will be taxable to you for federal, state and local income tax purposes unless you are a tax-exempt entity, including qualified retirement plans or individual retirement accounts.

Fund distributions, if any, that are attributable to net capital gains (the excess, if any, of net long-term capital gains over net short-term capital losses) or to “qualified dividend income” earned by the Fund would be taxable to non-corporate Shareholders at the reduced rates applicable to long-term capital gains. Shareholders must have owned the Shares for at least sixty-one (61) days during the one hundred twenty-one (121) day period beginning sixty (60) days before the ex-dividend date to benefit from the lower rates on qualified dividend income. Because the Fund’s income is derived primarily from sources that do not pay “qualified dividend income,” dividends from the Fund generally are not expected to qualify for taxation at the long-term capital gain rates available to individuals on qualified dividend income.

Shareholders are generally taxed on any dividends from the Fund in the year they are actually distributed. Dividends declared in October, November or December of a year, and paid in January of the following year, will generally be treated for federal income tax purposes as having been paid to Shareholders on December 31st of the year in which the dividend was declared.

Shareholders should contact the Fund’s Administrator, UMB Fund Services, Inc. at 800-450-2133 or 235 West Galena Street, Milwaukee, WI 53212 to make elections to receive income dividends and/or capital distributions in cash.

Expenses. As long as the Fund is not continuously offered pursuant to a public offering, regularly traded on an established securities market or does not have at least five hundred (500) Shareholders at all times during the taxable year, certain expenses incurred by the Fund that if paid by an individual would be treated only as “miscellaneous itemized deductions” are generally not deductible by the Fund. Instead, each Shareholder will be treated as if it received a dividend in an amount equal to its allocable share of the Fund’s expenses and then having paid such expenses itself. Such expenses will generally be “miscellaneous itemized deductions,” which are no longer allowed as a deduction for non-corporate taxpayers.

Certain Withholding Taxes. The Fund may be subject to taxes, including foreign withholding taxes, attributable to investments of the Fund. If at the close of the Fund’s taxable year, more than 50% of the value of its assets consists of foreign stock or securities, the Fund will be eligible to elect, for federal income tax purposes, to treat certain foreign taxes paid by it, including generally any withholding and other foreign income taxes, as paid by its Shareholders. If the Fund so elects, the pro rata amount of such foreign taxes paid by the Fund will be included in its Shareholders’ income and each such Shareholder will be entitled either (1) to credit that proportional amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (2) to take that amount as an itemized deduction. The Fund does not expect to be able to make such election.

Sales, Exchanges and Redemptions. Shareholders will recognize a taxable gain or loss on a sale, exchange or redemption of Shares in an amount equal to the difference between the Shareholder’s tax basis in the Shares and the amount the Shareholder receives for them. Generally, this gain or loss will be long-term or short-term depending on whether the holding period for such Shares in the hands of the Shareholder exceeds twelve (12) months, except that a capital loss on Shares held for six (6) months or less will be treated as long-term capital loss to the extent of any capital gains dividends received on the Shares during that holding period. Additionally, any loss realized on a disposition of Shares of the Fund may be disallowed under “wash sale” rules to the extent the Shares disposed of are replaced with other Shares of the Fund within a period of sixty-one (61) days beginning thirty (30) days before and ending thirty (30) days after the Shares are disposed of, such as pursuant to a dividend reinvestment in Shares of the Fund. If disallowed, the loss will be reflected in an upward adjustment to the basis of the Shares acquired.

The Fund is required to compute and report the cost basis on Shares sold or exchanged. The Fund has elected to use the First In, First Out (“FIFO”) method unless it is instructed to select a different method, or a Shareholder chooses to specifically identify Shares at the time of each sale or exchange. If a Shareholder’s account is held by a broker or other adviser, they may select a different method. In these cases, Shareholders should contact the holder of the Shares to obtain information with respect to the available methods and elections for such accounts. Shareholders should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on federal and state income tax returns.

IRAs and Other Tax Qualified Plans. In general, dividends received and gains realized with respect to Shares held in an IRA or other tax qualified plan are not currently taxable unless the Shares were acquired with borrowed funds. However, a tax-exempt shareholder may recognize unrelated business taxable income if the Fund recognizes certain “excess inclusion income” derived from direct or indirect investments in residual interests in real estate mortgage investment conduits or equity interests in taxable mortgage pools.

Reportable Transactions. Pursuant to the Regulations directed at tax shelter activity, taxpayers are required to disclose to the IRS certain information on Form 8886 if they participate in a “reportable transaction.” A transaction may be a “reportable transaction” based upon any of several indicia with respect to a Shareholder, including the recognition of a loss in excess of certain thresholds (for individuals, $2 million in one year or $4 million in any combination of years). Investors should consult their own tax advisers concerning any possible disclosure obligation with respect to their investment in Shares.

U.S. Tax Treatment of Non-U.S. Shareholders. A “Non-U.S. Shareholder” for purposes of this discussion generally is a beneficial owner of Shares that is not a U.S. Shareholder or an entity treated as a partnership for U.S. federal income tax purposes. This includes nonresident alien individuals, foreign trusts or estates and foreign corporations. Whether an investment in Shares is appropriate for a Non-U.S. Shareholder will depend upon that person’s particular circumstances. An investment in Shares may have adverse tax consequences as compared to a direct investment in the assets in which the Fund will invest. Non-U.S. Shareholders should consult their tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in Shares, including applicable tax reporting requirements.

Distributions of “investment company taxable income” to Non-U.S. Shareholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. Shareholders directly) will be subject to withholding of U.S. federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of the Fund’s current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of a Non-U.S. Shareholder. If the distributions are effectively connected with a U.S. trade or business of a Non-U.S. Shareholder, and, if required by an applicable income tax treaty, attributable to a permanent establishment in the United States, the distributions will be subject to U.S. federal income tax at the rates applicable to the U.S. Shareholder, and the Fund will not be required to withhold U.S. federal tax if the Non-U.S. Shareholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a Non-U.S. Shareholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their tax advisers.

Properly designated dividends received by a Non-U.S. Shareholder are generally exempt from U.S. federal withholding tax when they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income), or (ii) are paid in connection with the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over its long-term capital loss for such taxable year). In order to qualify for this exemption from withholding, a Non-U.S. Shareholder must comply with applicable certification requirements relating to its Non-U.S. Shareholder status (including, in general, furnishing an IRS Form W-8BEN (for individuals), IRS Form W-8BEN-E (for entities) or an acceptable substitute or successor form). In the case of Shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. Shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

Actual or deemed distributions of the Fund’s net capital gains to a Non-U.S. Shareholder, and gains realized by a Non-U.S. Shareholder upon the sale or redemption of Shares, will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. Shareholder (and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. Shareholder in the United States) or, in the case of an individual, the Non-U.S. Shareholder was present in the United States for 183 days or more during the taxable year and certain other conditions are met.

If the Fund distributes its net capital gains in the form of deemed rather than actual distributions, a Non-U.S. Shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the non-U.S. Shareholder’s allocable share of the corporate-level tax the Fund pays on the capital gains deemed to have been distributed; however, in order to obtain the refund, the Non-U.S. Shareholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. Shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.

For a corporate Non-U.S. Shareholder, distributions (both cash and in Shares), and gains realized upon the sale or redemption of Shares that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

A Non-U.S. Shareholder who is a non-resident alien individual may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. Shareholder provides the Fund or the Administrator with an IRS Form W-8BEN or an acceptable substitute form or otherwise meets documentary evidence requirements for establishing its Non-U.S. Shareholder status or otherwise establishes an exemption from backup withholding.

Pursuant to U.S. withholding provisions commonly referred to as the Foreign Account Tax Compliance Act (“FATCA”), payments of most types of income from sources within the United States (as determined under applicable U.S. federal income tax principles), such as interest and dividends, in each case, to a foreign financial institution, investment funds and other non-U.S. persons generally will be subject to a 30% U.S. federal withholding tax, unless certain information reporting and other applicable requirements are satisfied. Any Non-U.S. Shareholder that either does not provide the relevant information or is otherwise not compliant with FATCA may be subject to this withholding tax on certain distributions from the Fund. Any taxes required to be withheld under these rules must be withheld even if the relevant income is otherwise exempt (in whole or in part) from withholding of U.S. federal income tax, including under an income tax treaty between the United States and the Non-U.S. Shareholder’s beneficial owner’s country of tax residence. Each Non-U.S. Shareholder should consult its tax advisers regarding the possible implications of this withholding tax (and the reporting obligations that will apply to such Non-U.S. Shareholder, which may include providing certain information in respect of such Non-U.S. Shareholder’s beneficial owners).

State and Local Taxes. In addition to the U.S. federal income tax consequences summarized above, you may be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of the Fund’s distributions, if any, that are attributable to interest on U.S. government securities.

Information Reporting and Backup Withholding. Under applicable “backup withholding” requirements, the Fund may be required in certain cases to withhold and remit to the IRS a percentage of taxable dividends or gross proceeds realized upon sale payable to Shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the IRS for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are “exempt recipients.” The amount of any backup withholding from a payment to a Shareholder will be allowed as a credit against the Shareholder’s U.S. federal income tax liability and may entitle such a Shareholder to a refund, provided that the required information is timely furnished to the IRS.

OTHER TAX MATTERS

The preceding is a summary of some of the tax rules and considerations affecting Shareholders and the Fund’s operations and does not purport to be a complete analysis of all relevant tax rules and considerations, nor does it purport to be a complete listing of all potential tax risks inherent in making an investment in the Fund. A Shareholder may be subject to other taxes, including but not limited to, state and local taxes, estate and inheritance taxes, and intangible taxes that may be imposed by various jurisdictions. The Fund also may be subject to state, local, and foreign taxes that could reduce cash distributions to Shareholders. It is the responsibility of each Shareholder to file all appropriate tax returns that may be required. Each prospective Shareholder is urged to consult with his or her tax adviser with respect to any investment in the Fund.

ERISA AND CODE CONSIDERATIONS

Persons who are fiduciaries with respect to an employee benefit plan or other arrangements subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) (an “ERISA Plan”), certain individual retirement accounts (“IRAs”), or certain Keogh plans, should consider, among other things, the matters described below before determining whether to invest in the Fund. ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, the avoidance of prohibited transactions, and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, U.S. Department of Labor regulations provide that a fiduciary of the ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan’s portfolio, whether the investment is designed reasonably to further the ERISA Plan’s purposes, the risk and return factors, the portfolio’s composition with regard to diversification, the liquidity and current total return of the portfolio relative to the anticipated cash flow needs of the ERISA Plan and the proposed investment, the income taxes (if any) attributable to the investment, and the projected return of the investment relative to the ERISA Plan’s funding objectives. Before investing the assets of an ERISA Plan in the Fund, an ERISA Plan fiduciary should determine whether such an investment is consistent with ERISA’s fiduciary responsibilities and the foregoing considerations. If a fiduciary with respect to any such ERISA Plan breaches such responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary may be held personally liable for losses incurred by the ERISA Plan as a result of such breach. Non-ERISA-covered IRAs and Keogh plans and other arrangements not subject to ERISA, but subject to the prohibited transaction rules of Section 4975 of the Code (“Code Plans”; together with ERISA Plans, “Plans”), should determine whether an investment in the Fund will violate those rules.

Because the Fund will be registered as an investment company under the Investment Company Act, the underlying assets of the Fund will not be considered “plan assets” of the Plans investing in the Fund for purposes of ERISA’s fiduciary responsibility rules and ERISA and the Code’s prohibited transaction rules. Thus, the Investment Adviser will be a fiduciary within the meaning of ERISA and the Code with respect to the assets of any Plan that becomes a Shareholder of the Fund, solely as a result of the Plan’s investment in the Fund.

Certain prospective ERISA Plan investors may currently maintain relationships with the Investment Adviser or with other entities that are affiliated with the Investment Adviser. Each of such persons may be deemed to be a party in interest to, a disqualified person of, and/or a fiduciary of any ERISA Plan to which it provides investment management, investment advisory, or other services. ERISA and the Code prohibit ERISA Plan assets from being used for the benefit of a party in interest or disqualified person and also prohibit a fiduciary from using its position to cause the ERISA Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. ERISA Plan investors should consult with legal counsel to determine if participation in the Fund is a transaction that is prohibited by ERISA or the Code. ERISA Plan fiduciaries will be required to represent that the decision to invest in the Fund was made by them as fiduciaries that are independent of such affiliated persons, that they are duly authorized to make such investment decisions, and that they have not relied on any individualized advice or recommendation of such affiliated persons as a primary basis for the decision to invest in the Fund.

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained herein is, of necessity, general and may be affected by the future publication or the future applicability of final regulations and rulings. Potential investors should consult with their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of Shares.

DESCRIPTION OF SHARES

The Fund is authorized to offer two separate classes of Shares designated as Institutional Class Shares and Advisor Class Shares. Advisor Shares will not be offered to investors until the Fund has received an exemptive order permitting the multi-class structure. There is no assurance that the Fund will be granted the exemptive order. The Fund may offer other classes of Shares as well in the future. From time to time, the Board may create and offer additional classes of Shares, or may vary the characteristics of Institutional Class Shares and Advisor Class Shares described herein, including without limitation, in the following respects: (1) the amount of fees permitted by a distribution and/or service plan as to such class; (2) voting rights with respect to a distribution and/or service plan as to such class; (3) different class designations; (4) the impact of any class expenses directly attributable to a particular class of Shares; (5) differences in any dividends and NAVs resulting from differences in fees under a distribution and/or service plan or in class expenses; (6) any sales load structure; and (7) any conversion features, as permitted under the Investment Company Act. The Fund’s repurchase offers will be made to all of its classes of Shares at the same time, in the same proportional amounts and on the same terms, except for differences in NAVs resulting from differences in fees under a distribution and/or service plan or in class expenses.

PURCHASING SHARES

PURCHASE TERMS

The minimum initial investment in the Fund by any investor for Institutional Class Shares is $100,000, and the minimum initial investment by any investor for Advisor Class Shares is $500. However, the Fund, in its sole discretion, may accept investments below these minimums. Shares may be purchased by principals and employees of the Investment Adviser or its affiliates and their immediate family members without being subject to the minimum investment requirements. The Shares will initially be issued at $10 per share, and thereafter, the purchase price for each class of Shares will be based on the NAV per Share of that Class as of the date such Shares are purchased.

Advisor Class Shares are subject to a sales charge up to 5.75%.

Advisor Class Shares – Sales Charge Schedule

Your Investment	Front-End Sales Charge As a % Of Offering Price*	Front-End Sales Charge As a % Of Net Investment	Dealer Reallowance As a % of Offering Price
Under $50,000	5.75%	6.10%	5.00%
$50,000 to less than $100,000	4.75%	4.99%	4.00%
$100,000 to less than $250,000	3.75%	3.90%	3.25%
$250,000 to less than $500,000	2.50%	2.56%	2.00%
$500,000 to less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 and above	None	None	None

*	The offering price includes the sales charge.

Institutional Class Shares are not subject to an initial sales charge.

Shares will generally be offered for purchase on each Business Day, except that Shares may be offered more or less frequently as determined by the Fund in its sole discretion. The Board may also suspend or terminate offerings of Shares at any time. Advisor Class Shares will not be offered until the Fund has received exemptive relief from the SEC permitting the offering of multiple classes of Shares.

Except as otherwise permitted by the Board, initial and subsequent purchases of Shares will be payable in cash. Orders will be priced at the appropriate price next computed after the order is received by the Administrator. The Fund reserves the right, in its sole discretion, to accept or reject any subscription to purchase Shares in the Fund at any time. In the event that cleared funds and/or a properly completed investor application are not received from a prospective investor prior to the cut-off times pertaining to a particular offering, the Fund may hold the relevant funds and investor application for processing in the next offering.

In general, an investment by an investor will be accepted if a completed investor application and funds are received in good order in advance of the cut-off dates identified in a particular offering. The Fund reserves the right to reject, in its sole discretion, any request to purchase Shares in the Fund at any time.

TERM, DISSOLUTION AND LIQUIDATION

The Fund may be dissolved upon approval of a majority of the Trustees. Upon the liquidation of the Fund, its assets will be distributed first to satisfy (whether by payment or the making of a reasonable provision for payment) the debts, liabilities and obligations of the Fund, including actual or anticipated liquidation expenses, other than debts, liabilities or obligations to Shareholders, and then to the Shareholders proportionately in accordance with the amount of Shares that they own. Assets may be distributed in-kind on a proportionate basis if the Board or liquidator determines that the distribution of assets in-kind would be in the interests of the Shareholders in facilitating an orderly liquidation.

REPORTS TO SHAREHOLDERS

The Fund will furnish to Shareholders as soon as practicable after the end of each of its taxable years such information as is necessary for them to complete U.S. federal and state income tax or information returns, along with any other tax information required by law. The Fund anticipates providing Shareholders with an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the Investment Company Act. Shareholders also will be sent reports regarding the Fund’s operations each quarter.

FISCAL and Tax YEAR

For accounting purposes, the Fund’s fiscal year and the Fund’s tax year end on September 30.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM; LEGAL COUNSEL

Cohen & Company, Ltd., located at 1350 Euclid Ave., Suite 800, Cleveland, OH 44115, serves as the independent registered public accounting firm of the Fund.

Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996, serves as counsel to the Fund.

INQUIRIES

Inquiries concerning the Fund and Shares (including procedures for purchasing Shares) should be directed to the Fund’s Administrator, UMB Fund Services, Inc. at 800-450-2133.

Megacorn Fund

c/o UMB Fund Services, Inc.,

235 West Galena Street

Milwaukee, WI 53212

Investment Adviser	Transfer Agent / Administrator
Forge Global Advisors LLC Embarcadero Center, 15th Floor San Francisco, CA 94111	UMB Fund Services, Inc. 235 West Galena Street Milwaukee, WI 53212

Custodian Bank	Distributor
UMB Bank, n.a. 1010 Grand Boulevard Kansas City, MO 64106	Distribution Services, LLC 190 Middle Street, Suite 301, Portland, ME 04101

Independent Registered Public Accounting Firm	Fund Counsel
Cohen & Company, Ltd. 1350 Euclid Ave., Suite 800 Cleveland, OH 44115	Faegre Drinker Biddle & Reath LLP One Logan Square, Suite 2000 Philadelphia, PA 19103-6996

Subject to Completion, dated March 5, 2026

The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

STATEMENT OF ADDITIONAL INFORMATION

MEGACORN FUND

Institutional Class Shares

Advisor Class Shares

Dated [  ], 2026

c/o UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, WI 53212

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI relates to and should be read in conjunction with the prospectus (the “Prospectus”) of Megacorn Fund (the “Fund”) dated [ ], 2026, as it may be further amended or supplemented from time to time. This SAI is incorporated by reference in its entirety into the Prospectus. A copy of the Prospectus may be obtained without charge by contacting the Fund at the telephone number or address set forth above. You may also obtain the Prospectus, Annual Report and Semi-Annual Report once available by visiting the Fund’s website at forgeglobal.com/megacorn-fund.

This SAI is not an offer to sell shares of beneficial interest (“Shares”) of the Fund and is not soliciting an offer to buy Shares in any state where the offer or sale is not permitted.

Capitalized terms not otherwise defined herein have the same meaning set forth in the Prospectus.

Shares are distributed by Distribution Services, LLC (“Distributor”) to institutions and financial intermediaries who may distribute Shares to clients and customers (including affiliates and correspondents) of the Fund’s investment adviser, and to clients and customers of other organizations. The Fund’s Prospectus, which is dated [ ], 2026, provides basic information investors should know before investing. This SAI is intended to provide additional information regarding the activities and operations of the Fund and should be read in conjunction with the Prospectus.

i

GENERAL INFORMATION

The Megacorn Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company. The Fund intends to operate as an interval fund.

INVESTMENT POLICIES AND PRACTICES

The investment objective of the Fund, as well as the principal investment strategies of the Fund and the principal risks associated with such investment strategies, are set forth in the Prospectus. Certain additional information regarding the investment program of the Fund is set forth below.

FUNDAMENTAL POLICIES

The Fund’s fundamental policies, which are listed below, may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund. No other policy is a fundamental policy of the Fund, except as expressly stated. At the present time the Shares are the only outstanding voting securities of the Fund. As defined by the Investment Company Act, the vote of a “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of the Shareholders of the Fund, duly called, (i) of 67% or more of the Shares represented at such meeting, if the holders of more than 50% of the outstanding Shares are present in person or represented by proxy or (ii) of more than 50% of the outstanding Shares, whichever is less. The Fund may:

(1)	borrow money and issue senior securities (as defined under the Investment Company Act), except as prohibited under the Investment Company Act, the rules and regulations thereunder (except as permitted by an exemption therefrom), as such statute, rules or regulations may be amended or interpreted by the Securities and Exchange Commission (“SEC”) from time to time.

(2)	underwrite securities of other issuers, except as prohibited under the Investment Company Act, the rules and regulations thereunder (except as permitted by an exemption therefrom), as such statute, rules or regulations may be amended or interpreted by the SEC from time to time.

(3)	make loans, except as prohibited under the Investment Company Act, the rules and regulations thereunder (except as permitted by an exemption therefrom), as such statute, rules or regulations may be amended or interpreted by the SEC from time to time.

(4)	purchase or sell commodities and commodity contracts or real estate and real estate mortgage loans, except as prohibited under the Investment Company Act, the rules and regulations thereunder (except as permitted by an exemption therefrom), as such statute, rules or regulations may be amended or interpreted by the SEC from time to time.

(5)	not concentrate investments in a particular industry or group of industries, as concentration is defined under the Investment Company Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time, except that the Fund may invest without limitation in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities or tax-exempt obligations of state or municipal governments and their political subdivisions.

(6)	engage in short sales, purchases on margin and the writing of put and call options to the fullest extent permitted by applicable law, including the Investment Company Act, the rules or regulations thereunder or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time.

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With respect to these investment restrictions and other policies described in this SAI or the Prospectus, if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund’s total assets, unless otherwise stated, will not constitute a violation of such restriction or policy. However, the Fund shall always be in compliance with its policy on borrowing.

In addition to the above, the Fund has adopted the following additional fundamental policies:

●	it will make quarterly repurchase offers for no less than for 5% and not more than 25% (except as permitted by Rule 23c-3 under the Investment Company Act (“Rule 23c-3”) of the Shares outstanding at per-class net asset value (“NAV”) per Share (measured on the repurchase request deadline) less any repurchase fee, unless suspended or postponed in accordance with regulatory requirements;

●	each repurchase request deadline will be determined in accordance with Rule 23c-3, as may be amended from time to time. Rule 23c-3 requires the repurchase request deadline to be no less than 21 and no more than 42 days after the Fund sends a notification to Shareholders of the repurchase offer; and

●	each repurchase pricing date will be determined in accordance with Rule 23c-3, as may be amended from time to time. Rule 23c-3 requires the repurchase pricing date to be no later than the 14th day after a repurchase request deadline, or the next business day if the 14th day is not a business day.

Shareholders can obtain the date of the next Repurchase Request Deadline by writing to the Fund, c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, WI 53212, or by calling the Fund toll-free at 800-450-2133.

THE FUND MAY CHANGE ITS INVESTMENT OBJECTIVE, POLICIES, RESTRICTIONS, STRATEGIES, AND TECHNIQUES.

Except as otherwise indicated, the Fund may change its investment objectives and any of its policies, restrictions, strategies, and techniques without Shareholder approval. The investment objective of the Fund is not a fundamental policy of the Fund and may be changed by the Board of Trustees of the Fund (the “Board”) without the vote of a majority (as defined by the Investment Company Act) of the Fund’s outstanding Shares.

The following descriptions of the Investment Company Act may assist investors in understanding the above policies and restrictions.

Borrowing. The Investment Company Act restricts an investment company from borrowing in excess of 33 1/3% of its total assets (including the amount borrowed, but excluding temporary borrowings not in excess of 5% of its total assets). Transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a “senior security” within the meaning of Section 18(f) of the Investment Company Act shall not be regarded as borrowings for the purposes of the Fund’s investment restriction.

Commodities. The Investment Company Act does not directly restrict an investment company’s ability to invest in commodities or contracts related to commodities, but does require that every investment company have a fundamental investment policy governing such investments. The Fund does not invest in commodities.

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Concentration. The SEC staff has defined concentration as investing 25% or more of an investment company’s total assets in any particular industry or group of industries, with certain exceptions such as with respect to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. For purposes of the Fund’s concentration policy, the Fund may classify and re-classify companies in a particular industry and define and re-define industries in any reasonable manner, consistent with SEC guidance. For purposes of the Fund’s industry concentration policy, the Investment Adviser may analyze the characteristics of a particular issuer and instrument and may assign an industry classification consistent with those characteristics. The Investment Adviser may, but need not, consider industry classifications provided by third parties.

Real Estate. The Investment Company Act does not directly restrict an investment company’s ability to invest in real estate or interests in real estate, but does require that every investment company have a fundamental investment policy governing such investments. The Fund can invest in real estate or interest in real estate to the extent set out in the investment strategies and policies described in the Prospectus and this SAI.

Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The Investment Company Act generally prohibits funds from issuing senior securities, although it does provide allowances for certain borrowings, firm commitment and standby commitment agreements. Further, under the Investment Company Act, the Fund is not permitted to issue preferred stock unless immediately after such issuance the value of the Fund’s total assets is at least 200% of the liquidation value of the outstanding preferred stock (i.e., the liquidation value may not exceed 50% of the Fund’s total assets). In addition, Rule 18f-4 under the Investment Company Act permits the Fund to enter into derivatives transactions, notwithstanding the prohibitions and restrictions on the issuance of senior securities under the Investment Company Act, provided that the Fund complies with the conditions of Rule 18f-4.

Underwriting. Under the Investment Company Act, underwriting securities involves an investment company purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly.

Lending. Under the Investment Company Act, an investment company may only make loans if expressly permitted by its investment policies.

OTHER POTENTIAL RISKS AND ADDITIONAL INVESTMENT INFORMATION

Dependence on the Investment Adviser

The success of the Fund depends upon the ability of the Investment Adviser to develop and implement investment strategies that achieve the investment objective of the Fund. Shareholders will have no right or power to participate in the management or control of the Fund.

Business and Regulatory Risks

Legal, tax and regulatory developments that may adversely affect the Fund or the Investment Adviser could occur. Securities and other investment markets are subject to comprehensive statutes, regulations and margin requirements enforced by the SEC, other regulators and self-regulatory organizations and exchanges authorized to take extraordinary actions in the event of market emergencies. The regulation of investment transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by government and judicial actions. It is impossible to predict what, if any, changes in regulations may occur, but any regulations which restrict the ability of the Fund to complete investments or the ability of the Fund to employ, or brokers and other counterparties to extend credit in its investments (as well as other regulatory changes that result) could have a material adverse impact on the Fund’s portfolio.

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Reliance on Key Personnel

The Fund’s ability to identify and invest in attractive opportunities is dependent upon the Investment Adviser. If one or more key individuals leaves the Investment Adviser, the Investment Adviser may not be able to hire qualified replacements, or may require an extended time to do so. This could prevent the Fund from achieving its investment objective.

Financial Failure of Intermediaries

There is always the possibility that the institutions, including brokerage firms and banks, with which the Fund does business, or to which securities have been entrusted for custodial purposes, will encounter financial difficulties that may impair their operational capabilities or result in losses to the Fund.

Cyber Security Risk

The Fund and its service providers may be prone to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cyber security include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Cyber security breaches affecting the Fund, the Investment Adviser, financial intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber security breaches may interfere with the processing of Shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private Shareholder information or confidential business information, impede investment activities, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for the issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund to lose value.

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General Market and Credit Risks of Debt Obligations

Debt portfolios are subject to credit risk and interest rate risk. “Credit risk” refers to the likelihood that an issuer will default on the payment of principal and/or interest on an instrument. Financial strength and solvency of an issuer are the primary factors influencing credit risk. In addition, inadequacy of collateral or credit enhancement for a debt instrument may affect its credit risk. Credit risk may change over the life of an instrument, and debt obligations which are rated by rating agencies are often reviewed and may be subject to downgrade. “Interest rate risk” refers to the risks associated with market changes in interest rates. Interest rate changes may affect the value of a debt instrument indirectly (especially in the case of fixed rate securities) and directly (especially in the case of instruments whose rates are adjustable). In general, rising interest rates will negatively impact the price of a fixed rate debt instrument and falling interest rates will have a positive effect on price. Adjustable rate instruments also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including the index chosen, frequency of reset and reset caps or floors, among other factors). Interest rate sensitivity is generally more pronounced and less predictable in instruments with uncertain payment or prepayment schedules.

Warrants

Warrants will enable the Fund to purchase a specified number of shares of an issuing corporation at a specified price during a specified period of time. Warrants involve the risk of a loss of the purchase value of the warrant if the right to subscribe to additional shares is not executed prior to the warrants’ expiration. The effective price paid for the warrant, when added to the subscription priced of the offered security, may in fact be in excess of the value of the offered security if there is no appreciation in such security. Furthermore, the Fund may be adversely affected in the event that the securities underlying such warrants decline in value.

American Depositary Receipts and Global Depositary Receipts

It is expected that a portion of the Fund’s will be invested in American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). ADRs are receipts issued by a U.S. bank or trust company evidencing ownership of underlying securities issued by foreign issuers. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. GDRs are receipts issued by either a U.S. or non U.S. banking institution representing ownership in a foreign company’s publicly traded securities that are traded on foreign stock exchanges or foreign over-the-counter markets. Holders of unsponsored ADRs or GDRs generally bear all the costs of such facilities. The depository of an unsponsored facility frequently is under no obligation to distribute investor communications received from the issuer of the deposited security or to pass through voting rights to the holders of depositary receipts in respect of the deposited securities. Investments in ADRs and GDRs pose, to the extent not hedged, currency exchange risks (including blockage, devaluation and non-exchangeability), as well as a range of other potential risks relating to the underlying shares, which could include expropriation, confiscatory taxation, imposition of withholding or other taxes on dividends, interest, capital gains or other income, political or social instability or diplomatic developments that could affect investments in those countries, illiquidity, price volatility and market manipulation. In addition, less information may be available regarding the underlying shares of ADRs and GDRs, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to, or as uniform as, those of U.S. companies. Such risks may have a material adverse effect on the performance of such investments and could result in substantial losses.

Hedging

The Fund may utilize certain financial instruments and investment techniques for risk management or hedging purposes. There is no assurance that such risk management and hedging strategies will be successful, as such success will depend on, among other factors, the Investment Adviser’s ability to predict the future correlation, if any, between the performance of the instruments utilized for hedging purposes and the performance of the investments being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategies may also be subject to the Investment Adviser’s ability to correctly readjust and execute hedges in an efficient and timely manner. There is also a risk that such correlation will change over time rendering the hedge ineffective. It may be more difficult to hedge a position in a smaller cap issuer than a larger-cap issuer. The Fund’s portfolio is not expected to be completely hedged at all times and at various times the Investment Adviser may elect to be more fully hedged and at other times hedged only to a limited extent, if at all. Accordingly, the Fund’s assets may not be adequately protected from market volatility and other conditions.

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Foreign Securities Risks

The Fund may invest in securities of non-U.S. issuers. The Fund’s investments in securities and instruments in foreign markets involve substantial risks not typically associated with investments in U.S. securities. Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the U.S. and abroad) or changed circumstances in dealings between nations. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund’s assets denominated in that currency and thereby impact the Fund’s total return on such assets. The Fund may utilize options and forward contracts to hedge against currency fluctuations, but there can be no assurance that such hedging transactions will be effective.

Investments in foreign securities will also occasion risks relating to political and economic developments abroad, including the possibility of expropriations or confiscatory taxation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about such companies. Moreover, foreign companies are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of such securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their American counterparts. Brokerage commissions, dealer concessions and other transaction costs may be higher in foreign markets than in the U.S. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlements of the Fund’s trades affected in such markets.

In addition, changes or modifications in existing judicial decisions or in the current positions of the IRS, either taken administratively or as contained in published revenue rulings and revenue procedures (which changes or modifications may apply with retroactive effect), and the passage of new legislation, could lead to unfavorable treatment of certain non-U.S. investments which could adversely impact the Fund’s portfolio.

Currencies

The Fund may invest portions of its assets in instruments denominated in non-U.S. currencies or instruments, the prices of which are determined with reference to currencies other than the U.S. dollar, including, without limitation, options on non-U.S. currencies. The Fund, however, values its securities and other assets in U.S. dollars. The Investment Adviser may or may not seek to hedge all or any portion of the foreign currency exposure of the Fund. To the extent unhedged, the value of the assets of the Fund will fluctuate with U.S. dollar exchange rates as well as the price changes of the positions of the Fund in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the other currencies in which the Fund makes its investments will reduce the effect of increases and magnify the effect of decreases in the prices of the securities and other financial instruments owned by the Fund in the local markets of such other currencies. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect on the non-U.S. dollar securities and other financial instruments owned by the Fund.

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Loans of Portfolio Securities

The Fund may lend its portfolio securities on terms customary in the securities industry, enter into reverse repurchase agreements or enter into other transactions constituting a loan of the Fund’s assets. By doing so, the Fund attempts to increase its income through the receipt of interest on the loan. In the event of the bankruptcy of the other party to a securities loan, the Fund could experience delays in recovering the securities it lent. To the extent that the value of the securities the Fund lent has increased, the Fund could experience a loss if such securities are not recovered.

SOFR Risk

SOFR is intended to be a broad measure of the cost of borrowing funds overnight in transactions that are collateralized by U.S. Treasury securities. SOFR is calculated based on transaction-level repo data collected from various sources. For each trading day, SOFR is calculated as a volume-weighted median rate derived from such data. SOFR is calculated and published by the Federal Reserve Bank of New York (“FRBNY”). If data from a given source required by the FRBNY to calculate SOFR is unavailable for any day, then the most recently available data for that segment will be used, with certain adjustments. If errors are discovered in the transaction data or the calculations underlying SOFR after its initial publication on a given day, SOFR may be republished at a later time that day. Rate revisions will be effected only on the day of initial publication and will be republished only if the change in the rate exceeds one basis point.

Because SOFR is a financing rate based on overnight secured funding transactions, it differs fundamentally from the London Interbank Offered Rate (“LIBOR”), which was previously used extensively in the U.S. and globally as a “benchmark rate” or “reference rate” for various commercial and financial contracts. LIBOR is intended to be an unsecured rate that represents interbank funding costs for different short-term maturities or tenors. It is a forward-looking rate reflecting expectations regarding interest rates for the applicable tenor. Thus, LIBOR is intended to be sensitive, in certain respects, to bank credit risk and to term interest rate risk. In contrast, SOFR is a secured overnight rate reflecting the credit of U.S. Treasury securities as collateral. Thus, it is largely insensitive to credit-risk considerations and to short-term interest rate risks. SOFR is a transaction-based rate, and it has been more volatile than other benchmark or market rates, such as three-month LIBOR, during certain periods. For these reasons, among others, there is no assurance that SOFR, or rates derived from SOFR, will perform in the same or similar way as LIBOR would have performed at any time, and there is no assurance that SOFR-based rates will be a suitable substitute for LIBOR. SOFR has a limited history, having been first published in April 2018. The future performance of SOFR, and SOFR-based reference rates, cannot be predicted based on SOFR’s history or otherwise. Levels of SOFR in the future, including following the discontinuation of LIBOR, may bear little or no relation to historical levels of SOFR, LIBOR or other rates.

Commercial Debt Securities

A portion of the Fund’s assets may be invested in other types of residential and commercial debt securities such as Federal Home Loan Mortgage Corporation (“FHLMC”) Structured Pass-Through Certificates, known as “K-Notes.” K-Notes are securitized interests in apartment mortgage notes that are assembled by the FHLMC and issued by special purpose trusts. K-Notes are issued with varying levels of maturity and seniority. Some K-Notes are repurchased and reissued by FHLMC with a FHLMC guarantee, while other K-Notes do not have a FHLMC guarantee. The value of any investment in privately offered subordinate classes of K-Notes will be highly sensitive to the default rate and foreclosure recovery rate on the underlying apartment loan, as more-senior classes have payment priority over subordinate classes of K-Notes. Additionally, subordinate K-Notes are subject to liquidity risk because they are not available to the investing public and have a limited secondary market composed of institutional investors.

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Payment in Kind for Repurchased Shares

The Fund does not expect to distribute securities as payment for repurchased Shares except in unusual circumstances, such as in the unlikely event that making a cash payment would result in a material adverse effect on the Fund or on Shareholders not requesting that their Shares be repurchased. In the event that the Fund makes such a distribution of securities as payment for Shares, Shareholders will bear any risks of the distributed securities and may be required to pay a brokerage commission or other costs to dispose of such securities.

Exchange-Traded Funds Risk

Exchange-traded Funds (“ETFs”) are investment companies that typically are registered under the Investment Act as open-end funds or unit investment trusts. ETFs are actively traded on national securities exchanges and are generally based on specific domestic and foreign market indices. Shares of an ETF may be bought and sold throughout the day at market prices, which may be higher or lower than the shares’ net asset value. Market prices of ETF shares will fluctuate, sometimes rapidly and materially, in response to various factors including changes in the ETF’s net asset value, the value of ETF holdings, and supply of and demand for ETF shares. Although the creation/redemption feature of ETFs generally makes it more likely that ETF shares will trade close to their net asset value, market volatility, lack of an active trading market for ETF shares, disruptions at market participants (such as authorized participants or market makers) and any disruptions in the ordinary functioning of the creation/redemption process may result in ETF shares trading significantly above (at a “premium”) or below (at a “discount”) their net asset value. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. Therefore, it may be more costly to own an ETF than to own the underlying securities directly. As with any exchange listed security, ETF shares purchased in the secondary market are subject to customary brokerage charges.

Foreign Investments

Foreign securities may be issued and traded in foreign currencies. As a result, changes in exchange rates between foreign currencies may affect their values in U.S. dollar terms. For example, if the value of the U.S. dollar goes up, compared to a foreign currency, a loan payable in that foreign currency will go down in value because it will be worth fewer U.S. dollars. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments. The Fund may employ hedging techniques to minimize these risks, but the Fund can offer no assurance that the Fund will, in fact, hedge currency risk or, that if the Fund does, such strategies will be effective.

The political, economic, and social structure of some foreign countries may be less stable and more volatile than those in the United States. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. A government may take over assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to vote proxies, exercise stockholder rights, and pursue legal remedies with respect to foreign investments. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund’s investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and to take into account with respect to the Fund’s investments in foreign securities. Brokerage commissions and other fees generally are higher for foreign securities. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the United States. The procedures and rules governing foreign transactions and custody (holding of the Fund’s assets) may involve delays in payment, delivery or recovery of money or investments. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies, and some countries may lack uniform accounting and auditing standards. Thus, there may be less information publicly available about foreign companies than about most U.S. companies. Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities. This means the Fund may at times be unable to sell foreign securities at favorable prices. Dividend and interest income from foreign securities may be subject to withholding taxes by the country in which the issuer is located, and the Fund may not be able to pass through to its Shareholders foreign tax credits or deductions with respect to these taxes.

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The Fund may invest in foreign securities of issuers in so-called “emerging markets” (or less developed countries). Such investments are particularly speculative and entail all of the risks of investing in foreign securities but to a heightened degree. “Emerging market” countries generally include all countries in the following regions: Asia (excluding Japan), Eastern Europe, Middle East, Africa and Latin America, or such countries as reasonably determined by the Investment Adviser from time to time. Securities of issuers in emerging and developing markets present risks not found in securities of issuers in more developed markets. Securities of issuers in emerging and developing markets may be more difficult to sell at acceptable prices and their prices may be more volatile than securities of issuers in more developed markets. Settlements of securities trades in emerging and developing markets may be subject to greater delays than in other markets so that the Fund might not receive the proceeds of a sale of a security on a timely basis. Emerging markets generally have less developed trading markets and exchanges and legal and accounting systems. In addition, emerging markets countries may have more or less government regulation and generally do not impose as extensive and frequent accounting, auditing, financial and other reporting requirements as the securities markets of more developed countries. The accounting, auditing and financial reporting standards and practices applicable to emerging market companies may be less rigorous, and there may be significant differences between financial statements prepared in accordance with those accounting standards as compared to financial statements prepared in accordance with international accounting standards. Consequently, the quality of certain foreign audits may be unreliable, which may require enhanced procedures, and the Fund may not be provided with the same level of protection or information as would generally apply in developed countries, potentially exposing the Fund to significant losses. As a result, there could be less information available about issuers in emerging market countries, which could negatively affect the Investment Adviser’s ability to evaluate local companies or their potential impact on the Fund’s performance. Further, investments in securities of issuers located in certain emerging countries involve the risk of loss resulting from problems in share registration, settlement or custody, substantial economic, political and social disruptions and the imposition of exchange controls (including repatriation restrictions). The legal remedies for investors in emerging markets may be more limited than the remedies available in the U.S., and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) to bring actions against bad actors may be limited.

Currency Risk

The Fund may engage in practices and strategies that will result in exposure to fluctuations in foreign exchange rates, in which case the Fund will be subject to foreign currency risk. The Fund’s shares are priced in U.S. dollars and the distributions paid by the Fund to Shareholders are paid in U.S. dollars. However, a portion of the Fund’s assets may be denominated directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Currency rates in foreign (non-U.S.) countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, rates of inflation, balance of payments and governmental surpluses or deficits, intervention (or the failure to intervene) by U.S. or foreign (non-U.S.) governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. These fluctuations may have a significant adverse impact on the value of the Fund’s portfolio and/or the level of Fund distributions made to Shareholders. The Fund intends to hedge exposure to reduce the risk of loss due to fluctuations in currency exchange rates relative to the U.S. dollar. There is no assurance, however, that these strategies will be available or will be used by the Fund or, if used, that they will be successful. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.

Currency risk may be particularly high to the extent that the Fund invests in foreign (non-U.S.) currencies or engages in foreign currency transactions that are economically tied to emerging market countries. These currency transactions may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) currencies or engaging in foreign currency transactions that are economically tied to developed foreign countries.

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Investments In Unseasoned Companies

The Fund may invest a portion of its assets in privately held companies with limited histories of profit and stability. These companies may require considerable additional capital to develop technologies and markets, acquire customers and achieve or maintain a competitive position. This capital may not be available at all, or on acceptable terms. Such companies may face intense competition, including competition from established companies with much greater financial and technical resources, more extensive development, manufacturing, marketing and service capabilities, and a greater number of qualified managerial and technical personnel. Each portfolio company will be managed on a day-to-day basis by its own management team (who generally will not be affiliated with the Fund). Portfolio companies may have substantial variations in operating results from period to period and experience failures or substantial declines in value at any stage.

Forward Contracts Risk

A forward contract is an over-the-counter derivative transaction between two parties to buy or sell a specified amount of an underlying reference asset at a specified price (or rate) on a specified date in the future. Forward contracts are negotiated privately and on an individual basis and are not standardized or traded on exchanges. The market for forward contracts is substantially unregulated and can experience lengthy periods of illiquidity, unusually high trading volume and other negative impacts, such as political intervention, which may result in volatility or disruptions in such markets. Forward contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to the risks associated with derivatives generally, including correlation risk, counterparty risk, leverage risk, liquidity risk, pricing risk and volatility risk. The Fund may enter into forward contracts that are subject to issuer consent clauses, which would subject the Fund to counterparty risk. Forward contracts may not be recognized by their issuers and may ultimately have no value.

Prepaid Forwards

The Fund anticipates that the equity forward contracts it will enter into may be prepaid forwards, which entail an upfront payment of the purchase price by the purchasing party (in this case, the Fund). Where the Fund enters into prepaid forwards, it is subject to the risk of losing its entire purchase price in the event of counterparty default.

Investments in Corporate Debt and Other Fixed Income Securities

The Fund may invest a portion of its capital in bonds or other fixed income securities, including, without limitation, bonds, notes and debentures issued by corporations, limited partnerships and other similar entities. The Fund may also invest in debt securities issued or guaranteed by the U.S. or foreign government or one of its agencies or instrumentalities, commercial paper, and “higher yielding” (and, therefore, higher risk) debt securities of the former categories. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). A major economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

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BOARD OF TRUSTEES AND OFFICERS OF THE FUND

The business operations of the Fund are managed and supervised under the direction of the Board, subject to the laws of the State of Delaware and the Fund’s Agreement and Declaration of Trust. The Board has overall responsibility for the management and supervision of the business affairs of the Fund on behalf of its Shareholders, including the authority to establish policies regarding the management, conduct and operation of its business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. The officers of the Fund conduct and supervise the daily business operations of the Fund.

The members of the Board (each, a “Trustee”) are not required to contribute to the capital of the Fund or to hold Shares. A majority of Trustees of the Board are not “interested persons” (as defined in the Investment Company Act) of the Fund (collectively, the “Independent Trustees”). Any Trustee who is not an Independent Trustee is an interested trustee (“Interested Trustee”).

The identity of Trustees of the Board and officers of the Fund, and their brief biographical information, including their addresses, their year of birth and descriptions of their principal occupations during the past five years is set forth below.

The Trustees serve on the Board for terms of indefinite duration. A Trustee’s position in that capacity will terminate if the Trustee is removed or resigns or, among other events, upon the Trustee’s death, incapacity, retirement or bankruptcy. A Trustee may resign upon written notice to the other Trustees of the Fund, and may be removed either by (i) the vote of the majority of the Trustees; or (ii) the vote of Shareholders of the Fund holding not less than two-thirds of the total number of votes eligible to be cast by all Shareholders of the Fund. In the event of any vacancy in the position of a Trustee, the remaining Trustees of the Fund may appoint an individual to serve as a Trustee so long as immediately after the appointment at least two-thirds of the Trustees of the Fund then serving have been elected by the Shareholders of the Fund. The Board may call a meeting of the Fund’s Shareholders to fill any vacancy in the position of a Trustee of the Fund, and must do so if the Trustees who were elected by the Shareholders of the Fund cease to constitute a majority of the Trustees then serving on the Board.

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INDEPENDENT TRUSTEES

Name, Address and Year of Birth	Positions(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
J. Michael Fields Year of Birth: 1973 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	Independent Consultant, (June 2023 – Present); Chief Operating Officer, The Strategic Group (2017 – May 2023); Secretary, Hatteras Master Fund Complex (2009 – 2016); Chief Financial Officer, Hatteras Master Fund Complex (2004 – 2009).	5	Independent Board Member, Constitution Capital Access Fund, LLC (2022 – Present)
Stephen A. Mace Year of Birth: 1957 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	General Counsel, Midwest Holding Inc. (a Delaware insurance holding company), and its subsidiaries (2020 – Present); President, Admiralty Advisors, LLC (2020 – Present); President, Alpine Capital Research, LLC (a SEC-registered investment adviser) (2016 – 2020).	5	Board of Directors, Centurion Alliance, Inc. (2000 – Present)
Stacy Roode Year of Birth: 1968 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	Senior Vice President, Fidelity Investments (2018 – 2020); Global Transfer Agent Manager, Shareholder Services Inc. (2009 – 2018); President, Oppenheimer Funds (1992 – 2018).	5	Independent Board of Trustees, XD Fund Trust (2023 – Present)

*	The fund complex consists of the Fund, CIBC Private Lending Strategies, Callodine Specialty Income Fund, Pursuit Asset-Based Income Fund and the Redwood Private Real Estate Debt Fund.

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INTERESTED TRUSTEE AND OFFICERS

Name, Address and Year of Birth	Positions(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Amy Small** Year of Birth: 1982 c/o UMB Fund Services, Inc 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	Executive Vice President, Executive Director – Institutional Custody Business Line, Director of Institutional Banking Operations, UMB Bank, n.a; (2018 – present); Director of Finance (2016 – 2018), Director of Financial Control, Operations, and Business Development, DST Systems, inc. (2000 – 2018)	5	None
Vince Gubitosi Year of Birth: 1972 c/o UMB Fund Services, Inc 235 W. Galena St. Milwaukee, WI 53212	President	Since Inception	Founder and President of Accuidity (since 2022); President of Geode Capital Management (2009 – 2021).	N/A	N/A
Marcie McVeigh Year of Birth: 1979 c/o UMB Fund Services, Inc 235 W. Galena St. Milwaukee, WI 53212	Treasurer	Since Inception	Managing Director of PFO Services at PINE Advisor Solutions (2020 – Present) Assistant Vice President at Brown Brothers Harriman (2019 – 2020).	N/A	N/A
John-Paul Nigro Year of Birth: 1984 c/o UMB Fund Services, Inc 235 W. Galena St. Milwaukee, WI 53212	Assistant Treasurer	Since Inception	Associate Director of PFO Services at PINE Advisor Solutions (since 2024), Assistant Vice President at State Street Bank and Trust (2010 – 2024).	N/A	N/A
Amy Siefer Year of Birth: 1977 c/o UMB Fund Services, Inc 235 W. Galena St. Milwaukee, WI 53212	Chief Compliance Officer	Since Inception	Director of Fund CCO Services, PINE Advisor Solutions LLC (2024 – present); Vice President at Citi Fund Services Ohio, Inc. (2012 – 2024).	N/A	N/A
Ann Maurer Year of Birth: 1972 c/o UMB Fund Services, Inc 235 W. Galena St. Milwaukee, WI 53212	Secretary	Since Inception	Senior Vice President, Client Services (2017 – Present); Vice President, Senior Client Service Manager (2013 – 2017); Assistant Vice President, Client Relations Manager (2002 – 2013), each with UMB Fund Services, Inc.	N/A	N/A

*	The fund complex consists of the Fund, CIBC Private Lending Strategies, Callodine Specialty Income Fund, Pursuit Asset-Based Income Fund and the Redwood Private Real Estate Debt Fund.
**	Ms. Small is deemed an Interested Trustee because of her affiliation with the Fund’s Custodian.

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The Board believes that each of the Trustees’ experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that each Trustee should serve in such capacity. Among the attributes common to all Trustees is the ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, the Investment Adviser, the Fund’s other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A Trustee’s ability to perform his or her duties effectively may have been attained through the Trustee’s business, consulting, and public service; experience as a board member of non-profit entities or other organizations; education or professional training; and/or other life experiences. In addition to these shared characteristics, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Trustee.

J. Michael Fields. Mr. Fields has been a Trustee since the Fund’s inception. Mr. Fields has more than 19 years of experience in the financial services industry.

Stephen A. Mace. Mr. Mace has been a Trustee since the Fund’s inception. Mr. Mace has more than 41 years of experience in the financial services industry.

Stacy Roode. Ms. Roode has been a Trustee since the Fund’s inception. Ms. Roode has more than 31 years of experience in the financial service industry.

Amy Small. Ms. Small has been a Trustee since the Fund’s inception. Ms. Small has more than 20 years of experience in the financial services industry.

Specific details regarding each Trustee’s principal occupations during the past five years are included in the table above.

Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Fund rests with the Board. The Fund has engaged the Investment Manager to manage the Fund on a day-to-day basis. The Board is responsible for overseeing the Investment Manager, and other service providers in the operations of the Fund in accordance with the provisions of the Investment Company Act, applicable provisions of state and other laws and the Fund’s Agreement and Declaration of Trust. The Board is currently composed of four members, three of whom are Independent Trustees. The Board will hold regularly scheduled meetings four times each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. The Independent Trustees have also engaged independent legal counsel to assist them in performing their oversight responsibility. The Independent Trustees will meet with their independent legal counsel in person prior to and/or during each quarterly in-person board meeting. As described below, the Board has established an Audit Committee and a Nominating Committee, and may establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities.

The Board has appointed Stephen A. Mace, an Independent Trustee, to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as liaison with the Investment Manager, other service providers, counsel and other Trustees generally between meetings. The Chairman serves as a key point person for dealings between management and the Trustees. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has not appointed a lead independent trustee. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview and it allocates areas of responsibility among committees of Trustees and the full Board in a manner that enhances effective oversight.

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The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of the Board’s general oversight of the Fund and will be addressed as part of various Board and committee activities. Day-to-day risk management functions are subsumed within the responsibilities of the Investment Manager and other service providers (depending on the nature of the risk), which carry out the Fund’s investment management and business affairs. The Investment Manager and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each of the Investment Manager and other service providers has its own independent interests in risk management, and their policies and methods of risk management will depend on their functions and business models. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board will require senior officers of the Fund, including the President, Treasurer and Chief Compliance Officer, and the Investment Manager to report to the full Board on a variety of matters at regular and special meetings of the Board, including matters relating to risk management. The Board and the Audit Committee will also receive regular reports from the Fund’s independent registered public accounting firm on internal control and financial reporting matters. The Board will also receive reports from certain of the Fund’s other primary service providers on a periodic or regular basis, including the Fund’s Custodian, Distributor and Administrator. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Committees of the Board of Trustees

Audit Committee

The Board has formed an Audit Committee that is responsible for overseeing the Fund’s accounting and financial reporting policies and practices, its internal controls, and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund’s financial statements and the independent audit of those financial statements; and acting as a liaison between the Fund’s independent auditors and the full Board. In performing its responsibilities, the Audit Committee will select and recommend annually to the entire Board a firm of independent certified public accountants to audit the books and records of the Fund for the ensuing year, and will review with the firm the scope and results of each audit. The Audit Committee will consist of each of the Fund’s Independent Trustees. As the Fund is recently organized, the Audit Committee did not hold any meetings during the last year.

Nominating Committee

The Board has formed a Nominating Committee that is responsible for selecting and nominating persons to serve as Trustees of the Fund. The Nominating Committee is responsible for both nominating candidates to be appointed by the Board to fill vacancies and for nominating candidates to be presented to Shareholders for election. In performing its responsibilities, the Nominating Committee will consider candidates recommended by management of the Fund and by Shareholders and evaluate them both in a similar manner, as long as the recommendation submitted by a Shareholder includes at a minimum: the name, address and telephone number of the recommending Shareholder and information concerning the Shareholder’s interests in the Fund in sufficient detail to establish that the Shareholder held Shares on the relevant record date; and the name, address and telephone number of the recommended nominee and information concerning the recommended nominee’s education, professional experience, and other information that might assist the Nominating Committee in evaluating the recommended nominee’s qualifications to serve as a trustee. The Nominating Committee may solicit candidates to serve as trustees from any source it deems appropriate. With the Board’s prior approval, the Nominating Committee may employ and compensate counsel, consultants or advisers to assist it in discharging its responsibilities. The Nominating Committee will consist of each of the Fund’s Independent Trustees. As the Fund is recently organized, the Nominating Committee did not hold any meetings during the last year.

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Trustee Ownership of Securities

The Fund has not commenced operations; therefore, none of the Trustees own Shares of the Fund.

Independent Trustee Ownership of Securities

As of the date of this SAI, none of the Independent Trustees (or their immediate family members) owned securities of the Investment Adviser, or of an entity (other than a registered investment company) controlling, controlled by or under common control with the Investment Adviser.

Trustee Compensation

In consideration of the services rendered by the Independent Trustees, the Fund will pay each Independent Trustee a retainer of $2,500 per quarter. Mr. Mace and Mr. Fields and Ms. Roode each receive an additional $500 per quarter for their service as chair of the Board, chair of the Audit Committee and chair of the Nominating Committee, respectively. Each Independent Trustee will also receive an additional $1,000 for each meeting of the Audit Committee and $1,500 for any special meeting. Interested Trustees will be compensated by the Fund’s administrator and/or its affiliates and will not be separately compensated by the Fund.

CODES OF ETHICS

The Fund and the Investment Adviser have each adopted a code of ethics pursuant to Rule 17j-1 of the Investment Company Act, which is designed to prevent affiliated persons of the Fund and the Investment Adviser from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund. The codes of ethics permit persons subject to them to invest in securities, including securities that may be held or purchased by the Fund, subject to a number of restrictions and controls. Compliance with the codes of ethics is carefully monitored and enforced.

The codes of ethics are included as exhibits to the Fund’s registration statement filed with the SEC and are available on the EDGAR database on the SEC’s website at www.sec.gov, and may also be obtained after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

INVESTMENT MANAGEMENT AND OTHER SERVICES

The Investment Adviser

Forge Global Advisors LLC (“FGA” or the “Investment Adviser”), serves as the investment adviser to the Fund. The Investment Adviser is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended. The Investment Adviser is a wholly owned subsidiary of Forge Global, Inc., and is additionally controlled by its designated officers, which include Grant A. George, Shilpi McGrath, Vincent C. Gubitosi, and Mark E. Denatale. Subject to the general supervision of the Board, and in accordance with the investment objective, policies, and restrictions of the Fund, the Investment Adviser is responsible for determining and implementing the Fund’s overall investment strategy and for the day-to-day management and investment of the Fund’s investment portfolio. The Investment Adviser provide such services to the Fund pursuant to the Investment Management Agreement.

The Investment Management Agreement became effective as of [  ], and will continue in effect for an initial two-year term. Thereafter, the Investment Management Agreement will continue in effect from year to year provided such continuance is specifically approved at least annually by (i) the vote of a majority of the outstanding voting securities (as defined in the Investment Company Act) of the Fund or a majority of the Board, and (ii) the vote of a majority of the Independent Trustees of the Fund, cast in person at a meeting called for the purpose of voting on such approval. A discussion regarding the basis for the Board’s approval of the Investment Management Agreement, or any other investment advisory contracts, will be available in the Fund’s first annual or semi-annual report to Shareholders.

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Pursuant to the Investment Management Agreement, the Fund pays the Investment Adviser an investment management fee (“Investment Management Fee”) equal to 1.75% on an annualized basis, accrued daily and payable monthly in arrears, based upon the Fund’s average daily net assets. The Investment Management Fee will be paid to the Investment Adviser before giving effect to any repurchase of Shares in the Fund effective as of that date and will decrease the net profits or increase the net losses of the Fund that are credited to its Shareholders. “Net assets” means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund.

The Investment Adviser has entered into an expense limitation agreement (the “Expense Limitation Agreement”) with the Fund, whereby the Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the total annual expenses (excluding any taxes, fees and interest payments on borrowed funds, distribution and servicing fees, brokerage and distribution costs and expenses, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization, and extraordinary or non-routine expenses, such as litigation expenses) do not exceed, on an annualized basis, 1.75% of the average daily net assets of Institutional Class Shares and Advisor Class Shares, in the relevant period (the “Expense Limit”). The Expense Limitation and Reimbursement Agreement will remain in effect for an initial term of one year, and thereafter the Expense Limit will increase to 2.25% of the average daily net assets of the Institutional Class Shares and Advisor Class Shares. For a period not to exceed three years after the end of the month on which a Waiver is made, the Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment without causing the Fund’s expense ratio (after recoupment) to exceed the lesser of (a) the expense limit in effect at the time of the waiver, and (b) the expense limit in effect at the time of the recoupment. The Expense Limitation Agreement will have a term ending one-year from the date the Fund commences operations, and will automatically renew thereafter for consecutive twelve-month terms, unless the Adviser determines to not so continue the term of the Expense Limitation Agreement by giving the Fund not less than five days prior notice. The Expense Limitation Agreement may be terminated by the Fund’s Board of Trustees or Investment Adviser upon thirty days’ written notice to the Adviser.

The Portfolio Managers

The personnel of the Investment Adviser who will initially have primary responsibility for the day-to-day management of the Fund’s portfolio (the “Portfolio Managers”) are Vince Gubitosi and Mark Denatale.

Other Accounts Managed by the Portfolio Managers(1)

The portfolio managers primarily responsible for the day-to-day management of the Fund also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of December 31, 2025: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by the portfolio manager; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance.

	Number of Accounts	Assets of Accounts (in billions)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in billions)
Vince Gubitosi
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	124	$2.3	1	$0.007
Other Accounts	0	$0	0	$0
Mark Denatale
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	124	$2.3	1	$0.007
Other Accounts	0	$0	0	$0

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Conflicts of Interest

The Investment Adviser and Portfolio Managers may manage multiple funds and/or other accounts, and as a result may be presented with one or more of the following actual or potential conflicts:

The management of multiple funds and/or other accounts may result in the Investment Adviser or a Portfolio Manager devoting unequal time and attention to the management of each fund and/or other account. The Investment Adviser seeks to manage such competing interests for the time and attention of a Portfolio Manager by having the Portfolio Manager focus on a particular investment discipline. Most other accounts managed by a Portfolio Manager are managed using the same investment models that are used in connection with the management of the Fund.

If the Investment Adviser or a Portfolio Manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Investment Adviser has adopted procedures for allocating portfolio transactions across multiple accounts.

The Investment Adviser has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation of the Portfolio Managers

Portfolio Manager compensation is comprised of base salary, discretionary bonus, and through ownership stake in the Investment Adviser. Base salary is fixed while the bonus is discretionary based on financial performance of the Investment Adviser, qualitative assessment of performance of portfolio management team, and qualitative assessment of the Portfolio Manager. Compensation is not directly tied to any investment performance or to the value of assets held in the portfolio.

Portfolio Managers’ Ownership of Shares

The following table shows the dollar range of equity securities in the Fund beneficially owned by the portfolio managers as of August 31, 2025.

Name of Portfolio Manager:	Dollar Range of Shares Beneficially Owned by Portfolio Manager:
Vince Gubitosi	None
Mark Denatale	None

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BROKERAGE

It is the Fund’s policy to obtain the best results in connection with effecting its portfolio transactions, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm and the firm’s risk in positioning a block of securities. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s mark-up or reflect a dealer’s mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark up or reflect a dealer’s mark down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Investment Adviser may place a combined order for two or more accounts it manages, including the Fund, that are engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Investment Adviser that the advantages of combined orders outweigh the possible disadvantages of separate transactions. The Investment Adviser believes that the ability of the Fund to participate in higher volume transactions will generally be beneficial to the Fund.

The Investment Adviser may pay a higher commission than otherwise obtainable from other brokers in return for brokerage or research services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

While it is the Fund’s general policy to seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, weight is also given to the ability of a broker-dealer to furnish brokerage and research services as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended, to the Fund or to the Investment Adviser, even if the specific services are not directly useful to the Fund and may be useful to the Investment Adviser in advising other clients. When one or more brokers is believed capable of providing the best combination of price and execution, the Investment Adviser may select a broker based upon brokerage or research services provided to the Investment Adviser. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Investment Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Investment Adviser’s overall responsibilities to the Fund.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following is intended to be a general summary of certain U.S. federal income tax consequences of investing, holding and disposing of Shares of the Fund. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. INVESTORS ARE THEREFORE ADVISED TO CONSULT WITH THEIR TAX ADVISORS BEFORE MAKING AN INVESTMENT IN THE FUND.

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to Shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership, or disposition of Shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

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The Fund intends to elect to be treated, and to qualify each year, as a regulated investment company (a “RIC”) under the Code. To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in qualified publicly traded partnerships (the “Source of Income Test”); (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of a single issuer, in the securities (other than securities of other RICs) of two or more issuers which the Fund controls and are engaged in the same, similar or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships (the “Diversification Tests”); and (c) distribute for each taxable year an amount at least equal to the sum of 90% of its investment company taxable income (which includes, among other items, dividends, interest, the excess of any net realized short-term capital gains over net realized long-term capital losses, and other taxable income (other than any net capital gain), reduced by deductible expenses, determined without regard to the deduction for dividends paid) and 90% of its net tax exempt interest income (which is the excess of the Fund’s gross tax-exempt interest income over certain disallowed deductions).

The Fund generally will not be subject to U.S. federal income tax on investment company taxable income and net capital gains that the Fund distributes to its Shareholders. The Fund might not distribute all of its net investment income, and the Fund is not required to distribute any portion of its net capital gain. If the Fund qualifies for treatment as a RIC but does not distribute all of its net capital gain and net investment income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount of capital gain as undistributed capital gain in a notice to its Shareholders who, if subject to federal income tax on long-term capital gains: (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount; (ii) will be deemed to have paid their proportionate share of the tax paid by the Fund on such undistributed amount and will be entitled to credit that amount of tax against their federal income tax liabilities, if any; and (iii) will be entitled to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of Shares owned by a Shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the Shareholder’s gross income and the tax deemed paid by the Shareholder.

As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that the Fund distributes to the Shareholders. The Fund intends to distribute to its Shareholders, at least annually, substantially all of its net investment income and net capital gain. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. While the Fund intends to distribute any income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, given the difficulty of estimating Fund income and gains in a timely fashion, each year the Fund may be liable for a 4% excise tax on some portion of its income and gains in some years. the Fund will be liable for the Excise Tax only on the amount by which the Fund does not meet the Excise Tax Avoidance Requirement.

In the event the Fund owns equity interests in operating businesses conducted in “pass-through” form (i.e., as a partnership for U.S. federal income tax purposes), income from such equity interests may not qualify for purposes of the Source of Income Test and, as a result, the Fund may be required to hold such interests through a subsidiary corporation. In such a case, any income from such equity interests should not adversely affect the Fund’s ability to meet the Source of Income Test, although such income generally would be subject to U.S. federal income tax, which the Fund would indirectly bear through its ownership of such subsidiary corporation.

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The Fund is authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the Investment Company Act, the Fund is not permitted to make distributions to its Shareholders while its debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. Moreover, the Fund’s ability to dispose of assets to meet the Fund’s distribution requirements may be limited by (i) the illiquid nature of the Fund’s portfolio and/or (ii) other requirements relating to the Fund’s qualification as a RIC, including the Diversification Tests. If the Fund disposes of assets in order to meet the annual distribution requirement or to avoid the 4% excise tax, the Fund may make such dispositions at times that, from an investment standpoint, are not advantageous.

If the Fund fails to satisfy the Source of Income or Diversification Tests in any taxable year, the Fund may be eligible for certain relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Diversification Tests where the Fund corrects the failure within a specified period. In order to be eligible for the relief provisions with respect to a failure to meet the Diversification Tests, the Fund may be required to dispose of certain assets. If these relief provisions are not available to the Fund and it fails to qualify for treatment as a RIC for a taxable year, the Fund will be taxable at regular corporate tax rates (and, to the extent applicable, at corporate alternative minimum tax rates). In such an event, all distributions (including capital gain distributions) will be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits, subject to the dividends-received deduction for corporate Shareholders and to the tax rates applicable to qualified dividend income distributed to non-corporate Shareholders. In such an event, distributions in excess of the Fund’s current and accumulated earnings and profits will be treated first as a return of capital to the extent of the holder’s adjusted tax basis in the Shares (reducing that basis accordingly), and any remaining distributions will be treated as a capital gain. To requalify for treatment as a RIC in a subsequent taxable year, the Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. In addition, if the Fund were to fail to qualify as a RIC for a period greater than two taxable years, it would generally be required to pay a Fund-level tax on certain net built-in gains recognized with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year.

The Board reserves the right not to maintain the qualification of the Fund for treatment as a RIC if it determines such course of action to be beneficial to the Shareholders.

Capital Loss Carryforwards

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, the Fund may carry net capital losses from any taxable year forward to offset capital gains in future years. The Fund is permitted to carry forward indefinitely a net capital loss from any taxable year to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to Shareholders. Generally, the Fund may not carry forward any losses other than net capital losses. Under certain circumstances, the Fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.

Investments in Partnerships

The Fund may invest a portion of its assets in Portfolio Funds that are classified as partnerships for U.S. federal income tax purposes.

An entity that is properly classified as a partnership, rather than an association or publicly traded partnership taxable as a corporation, is not itself subject to federal income tax. Instead, each partner of the partnership must take into account its allocable share of the partnership’s income, gains, losses, deductions and credits (including all such items allocable to that partnership from investments in other partnerships) for each taxable year of the partnership ending with or within the partner’s taxable year, without regard to whether such partner has received or will receive corresponding cash distributions from the partnership. Accordingly, the Fund may be required to recognize items of taxable income and gain prior to the time that the Fund receives corresponding cash distributions from a Portfolio Fund. In such case, the Fund might have to borrow money or dispose of investments, including interests in Portfolio Funds, and the Fund might have to sell shares of the Fund, in each case including when it is disadvantageous to do so, in order to make the distributions required in order to maintain its status as a RIC and to avoid the imposition of a federal income or excise tax.

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In addition, the character of a partner’s allocable share of items of partnership income, gain and loss generally will be determined as if the partner had realized such items directly. Portfolio Funds classified as partnerships for federal income tax purposes may generate income allocable to the Fund that is not qualifying income for purposes of the Source of Income Test. In order to meet the Source of Income Test, the Fund may structure some of its investments in a way potentially increasing the taxes imposed thereon or in respect thereof. Moreover, because the Fund may not have timely or complete information concerning the amount and sources of a Portfolio Fund’s income until such income has been earned by the Portfolio Fund or until a substantial amount of time thereafter, it may be difficult for the Fund to satisfy the Source of Income Test.

Furthermore, it may not always be entirely clear how the asset diversification rules for RIC qualification will apply to the Fund’s investments in Portfolio Funds that are classified as partnerships for federal income tax purposes. The Fund will engage the services of a third-party service provider to collect, aggregate and analyze data on the Fund’s direct and indirect investments in order to ensure that the Fund meets the asset diversification test. In the event that the Fund believes that it is possible that it will fail the asset diversification requirement at the end of any quarter of a taxable year, it may seek to take certain actions to avert such failure, including by acquiring additional investments to come into compliance with the asset diversification test or by disposing of non-diversified assets. Although the Code affords the Fund the opportunity, in certain circumstances, to cure a failure to meet the asset diversification test, including by disposing of non-diversified assets within six months, there may be constraints on the Fund’s ability to dispose of its interest in a Portfolio Fund that limit utilization of this cure period.

As a result of the considerations described in the preceding paragraphs, the Fund’s intention to qualify and be eligible for treatment as a RIC can limit its ability to acquire or continue to hold positions in Portfolio Funds that would otherwise be consistent with their investment strategy or can require the Fund to engage in transactions in which it would otherwise not engage, resulting in additional transaction costs and reducing the Fund’s return to Investors.

Unless otherwise indicated, references in this discussion to the Fund’s investments, activities, income, gain, and loss include the direct investments, activities, income, gain, and loss of the Fund, as well as those indirectly attributable to the Fund as result of the Fund’s investment in any Portfolio Fund (or other entity) that is properly classified as a partnership or disregarded entity for U.S. federal income tax purposes (and not an association or publicly traded partnership taxable as a corporation).

Certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may: (i) disallow, suspend, or otherwise limit the allowance of certain losses or deductions, including the dividends received deduction; (ii) convert lower taxed long-term capital gains and qualified dividend income into higher taxed short-term capital gains or ordinary income; (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited); (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash; (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur; (vi) adversely alter the characterization of certain complex financial transactions; and (vii) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above. The Fund will monitor its transactions and may decide to make certain tax elections, may be required to borrow money, or may be required to dispose of securities to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.

Certain Debt Securities

Certain of the Fund’s investments will require the Fund to recognize taxable income in a taxable year in excess of the cash generated on those investments during that year. In particular, the Fund expects to invest in debt obligations that will be treated as having “market discount” and/or OID for U.S. federal income tax purposes. Additionally, some of the CLOs in which the Fund may invest may constitute passive foreign investment companies, or under certain circumstances, controlled foreign corporations.

Investments by the Fund in paid-in-kind, zero coupon, or other discount securities will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (“original issue discount”) each year that the securities are held, even though the Fund may receive no cash interest payments or may receive cash interest payments that are less than the income recognized for tax purposes.

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The Fund may invest a portion of its net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund to the extent necessary to seek to ensure that it distributes sufficient income that it does not become subject to U.S. federal income or excise tax.

Because the Fund may be required to recognize income in respect of these investments before, or without receiving, cash representing such income, the Fund may have difficulty satisfying the annual distribution requirements applicable to RICs and avoiding Fund-level U.S. federal income and/or excise taxes. Accordingly, the Fund may be required to sell assets, including at potentially disadvantageous times or prices, raise additional debt or equity capital, make taxable distributions of its Shares or debt securities, or reduce new investments, to obtain the cash needed to make income distributions and/or meet repurchase requests. If the Fund liquidates assets to raise cash, the Fund may realize gain or loss on such liquidations. In the event the Fund realizes net capital gains from such liquidation transactions, the Shareholders may receive larger capital gain distributions than they would in the absence of such transactions. Additionally, liquidation of Fund assets in order to meet Share redemptions may impact the Fund’s ability to qualify as a RIC under the Code as described above.

Investments in Non-U.S. Securities

The Fund may invest in non-U.S. securities, which investments could subject the Fund to complex provisions of the Code applicable to equity interests in passive foreign investment companies (each, a “PFIC”). A PFIC is an equity interest (under Treasury regulations that may be promulgated in the future, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations (i) that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or (ii) where at least 50% of the corporation’s assets (computed based on average fair market value) either produce or are held for the production of passive income. If the Fund invests in PFICs, the Fund could be subject to U.S. federal income tax and nondeductible interest charges on “excess distributions” received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its Shareholders. The Fund would not be able to pass through to its Shareholders any credit or deduction for such a tax. A “qualified electing fund” election or a “mark-to-market” election may be available that would ameliorate these adverse tax consequences, but such elections could require the Fund to recognize taxable income or gain (subject to the distribution requirements applicable to RICs, as described above) without the concurrent receipt of cash. In order to satisfy the distribution requirements and avoid a tax at the Fund level, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. Gains from the sale of stock of PFICs may also be treated as ordinary income. In order for the Fund to make a qualified electing fund election with respect to a PFIC, the PFIC would have to agree to provide certain tax information to the Fund on an annual basis, which it might not agree to do. The Fund may limit and/or manage its holdings in PFICs to limit its tax liability or maximize its returns from these investments.

Dividends received by the Fund on foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders of the Fund generally will not be entitled to a credit or deduction with respect to any such taxes paid by the Fund.

Gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

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Investment in Domestic Subsidiaries

The Fund contemplates investing up to 25% of its assets in one or more U.S. subsidiaries to enable it to indirectly make investments that would not generate qualifying income for a RIC. Any net income that such a subsidiary recognizes will be subject to federal and state corporate income tax, but the dividends that the subsidiary pays to the Fund (i.e., those gains, net of the tax paid and any other expenses of the subsidiary, such as its management and advisory fees) will be eligible to be treated as “qualified dividend income” under the Code. Although it is possible that multiple subsidiaries may be required to be aggregated for purposes of the 25% value limit described above, losses of one subsidiary will not offset income of another subsidiary. The term “subsidiary” includes entities that engage in investment activities in securities or other assets that are primarily controlled by the Fund. The Fund complies with the provisions of the Investment Company Act governing investment policies (Section 8) and capital structure and leverage (Section 18) on an aggregate basis with each subsidiary. Each subsidiary will comply with all provisions of the Investment Company Act governing affiliated transactions and custody (Section 17). The Investment Adviser complies with the applicable provisions of Section 15 of the Investment Company Act with respect to the investment advisory contracts for the Fund and each subsidiary as if it were an investment adviser to the Fund under Section 2(a)(20) of the Investment Company Act.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisers as to the tax consequences of investing in such Shares, including under state, local and other tax laws.

State and Local Taxes

The Fund and its stockholders may be subject to state or local taxation in various state or local jurisdictions, including those in which the Fund or they transact business or reside. The Fund’s state and local tax treatment and that of the Fund’s stockholders may not conform to the U.S. federal income tax treatment discussed above. Consequently, prospective stockholders should consult their own tax advisors regarding the effect of state and local tax laws on an investment in Shares.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM; LEGAL COUNSEL

Cohen & Company, Ltd., located at principal business address 1350 Euclid Ave., Suite 800, Cleveland, OH 44115, serves as the Fund’s independent registered public accounting firm for the Fund and in such capacity will audit the Fund’s annual financial statements and financial highlights.

Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996, serves as counsel to the Fund and the Independent Trustees.

CUSTODIAN

UMB Bank, n.a. (the “Custodian”), serves as the primary custodian of the assets of the Fund, and may maintain custody of such assets with U.S. and non-U.S. subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) in accordance with the requirements of Section 17(f) of the Investment Company Act. Assets of the Fund are not held by the Investment Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodian or U.S. or non-U.S. subcustodians in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian’s principal business address is 1010 Grand Blvd., Kansas City, MO 64106. The Custodian is an affiliate of UMB Fund Services, Inc., which serves as the Fund’s administrator and Distribution Services, LLC, which serves as the Fund’s distributor.

DISTRIBUTOR

Distribution Services, LLC (the “Distributor”) a wholly owned subsidiary of Foreside Financial Group, LLC (dba ACA Group), is the distributor of Shares and is located at 190 Middle Street, Suite 301, Portland, ME 04101. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. Pursuant to the Distribution Agreement, the Distributor acts as the agent of the Fund in connection with the continuous offering of Shares of the Fund. The Distributor continually distributes Shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Shares. The Distributor and its officers have no role in determining the investment policies of the Fund.

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PROXY VOTING POLICIES AND PROCEDURES

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Investment Adviser. The Investment Adviser will vote such proxies in accordance with its proxy policies and procedures. Copies of the Investment Adviser’s proxy policies and procedures are included as Appendix A to this SAI. The Board will periodically review the Fund’s proxy voting record.

The Fund will be required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. The Fund’s Form N-PX filing will be available: (i) without charge, upon request, by calling the Fund at 800-450-2133; or (ii) by visiting the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

A control person generally is a person who beneficially owns more than 25% of the voting securities of a company or has the power to exercise control over the management or policies of such company. As of the date of this SAI, the Fund does not have any control persons other than the Investment Adviser and its affiliates, which provided the initial seed capital for the Fund.

FINANCIAL STATEMENTS

Appendix B to this SAI provides financial information regarding the Fund. The Fund’s financial statements have been audited by Cohen & Company, Ltd. Appendix C to this SAI provides financial information regarding Megacorn Fund LP (the “Predecessor Fund”). The Predecessor Fund’s financial statements have been audited by Cohen & Company, Ltd..

ADDITIONAL INFORMATION

A registration statement on Form N-2, including amendments thereto, relating to the Shares offered hereby, has been filed by the Fund with the SEC. The Prospectus and this Statement of Additional Information do not contain all of the information set forth in the registration statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the Shares offered hereby, reference is made to the registration statement. A copy of the registration statement may be reviewed and copied on the EDGAR database on the SEC’s website at http://www.sec.gov. Prospective investors can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov).

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APPENDIX A – PROXY VOTING POLICIES

Portfolio Management
and Related Matters

11. Proxy Voting Policy and Procedures

The Megacorn Fund (the “Fund”) has adopted the following Proxy Voting Policy and Procedures (the “Fund’s Policy”), as set forth below, in recognition of the fact that proxy voting is an important component of investment management and must be performed in a dutiful and purposeful fashion in order to advance the best interests of the Fund’s shareholders.

Shareholders of the Fund expect the Fund to vote proxies received from issuers whose voting securities are held by the Fund. The Fund exercises its voting responsibilities as a fiduciary, with the goal of maximizing the value of the Fund and its shareholder’s investments. Forge Global Advisors LLC (the “Adviser”) will seek to ensure that proxies are voted in the best interests of the Fund and its shareholders except where the Fund may be required by law to vote proxies in the same proportion as the vote of all other shareholders (i.e., “echo vote”).

Delegation of Proxy Voting to the Adviser

The Adviser shall vote all proxies relating to securities held by the Fund and, in that connection subject to any further policies and procedures contained herein, shall use proxy voting policies and procedures (“Proxy Policy”) adopted by the Adviser conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“Advisers Act”).

Disclosure of Proxy Voting Policy and Procedure in the Fund’s Statement of Additional Information (“SAI”) and Annual Report to Shareholders

The Fund shall include in the annual report to shareholders on Form N-CSR filed with the Securities and Exchange Commission (“SEC”), a summary of the Proxy Policies and Procedures used to determine how proxies are voted relating to securities held in the portfolio(s). In lieu of including a summary of policy, the Fund may include the policies and procedures in full.

Material Conflicts of Interest

If (i) the Adviser knows that a vote presents a material conflict between the interests of: (a) shareholders of the Fund, and (b) the Adviser or any of its affiliated persons; and (ii) the Adviser proposes to vote on the particular issue in the manner not prescribed by its Proxy Policy, then the Adviser will follow the material conflict of interest procedures set forth in the Adviser’s Proxy Policy when voting such proxies.

Adviser and Fund CCO Responsibilities

The Fund has delegated proxy voting authority with respect to the Fund’s portfolio securities to the Adviser, as set forth above. Consistent with this delegation, the Adviser is responsible for the following:

●	The Adviser must implement written policies and procedures, in compliance with Rule 206(4)-6 under the Advisers Act, reasonably designed to ensure that the voting of portfolio securities is in the best interest of shareholders of the Fund.

●	At least annually, the Adviser will provide a summary of the material changes made to their Proxy Policies. These changes, and a redlined copy of such Proxy Policies, as applicable, shall be provided to the Board and to the Fund CCO.

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Portfolio Management
and Related Matters

●	At least annually, the Adviser will present to the Board a record of each proxy voted by the Adviser on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser involving a conflict of interest.

●	The Adviser CCO shall review all Proxy Policies at least annually to ensure that they are in compliance with Rule 206(4)-6 under the Advisers Act and confirm that it appears reasonably designed to ensure that the Adviser votes portfolio securities in the best interest of shareholders of the Funds owning the portfolio securities voted.

●	Quarterly, the Fund CCO will request confirmation from the Adviser that any proxy votes for the Fund were handled in compliance with the Proxy Policies.

Review Responsibilities

The Adviser may retain a third-party proxy-voting service to coordinate, collect, and maintain all proxy-related information.

If the Adviser retains a third-party proxy-voting service, the Adviser will inquire with the service provider, to confirm, at least annually, that any proxy votes for the Fund were voted in compliance with the Proxy Policies.

Preparation and Filing of Proxy Voting Record on Form N-PX

The Fund will file its complete proxy voting record with the SEC on Form N-PX annually by August 31 of each year.

The Fund’s Administrator will be responsible for the oversight and completion of the filing of Form N-PX with the SEC. The Fund’s Administrator will file Form N-PX for each twelve-month period ended June 30, and the filing for each year will be made with the SEC on or before August 31 of that year.

The Fund shall make available to shareholders, on its website and upon request, the record of how the Fund voted proxies relating to portfolio securities held by the Fund.

Recordkeeping

Documentation of all votes for the Fund will be maintained by the Adviser and may be retained through a third-party proxy voting service, if applicable.

Adopted: July 8, 2025

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APPENDIX B – THE FUND’S FINANCIAL STATEMENTS

MEGACORN FUND

(A Delaware Statutory Trust)

Financial Statement and Report of Independent Registered Public Accounting Firm

January 7, 2026

MEGACORN FUND

January 7, 2026

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholder and Board of Trustees of Megacorn Fund

Opinion on the Financial Statement

We have audited the accompanying statement of assets and liabilities of Megacorn Fund (the “Fund”), as of January 7, 2026, and the related notes (collectively referred to as the “financial statement”). In our opinion, the financial statement presents fairly, in all material respects, the financial position of the Fund as of January 7, 2026, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

The financial statement is the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statement based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statement, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statement. Our procedures included confirmation of assets owned as of January 7, 2026, by correspondence with the custodian. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2025.

COHEN & COMPANY, LTD.

Cleveland, Ohio

January 26, 2026

MEGACORN FUND

Statement of Assets and Liabilities

As of January 7, 2026

Assets
Cash	$100,000
Total Assets	100,000

Total Liabilities	-

Net assets applicable to 10,000 shares outstanding of Institutional Class	$100,000

Net asset value, offering, and redemption price per each share outstanding of Institutional Class	$10.00

See accompanying notes which are an integral part of this financial statement

MEGACORN FUND

Notes to the Financial Statement

January 7, 2026

1. Organization

Megacorn Fund (the “Fund”) is a Delaware statutory trust registered under the Securities Act of 1933 (the “Securities Act”) and Investment Company Act of 1940 (the “Investment Company Act”) that was organized on February 27, 2025 as a closed-end, non-diversified management investment company and that intends to operate as an interval fund, pursuant to Rule 23c-3 of the Investment Company Act. Forge Global Advisors LLC serves as the investment adviser (the “Investment Adviser”) of the Fund. The Fund has been inactive since the date it was organized except for matters relating to the Fund’s establishment, designation, registration of the Fund’s shares of beneficial interest (“Shares”) and the sale of 10,000 Shares of Institutional Class Shares (“Initial Shares”) for $100,000 to Investment Adviser. The proceeds of such Initial Shares in the Fund are held in non-interest bearing cash. The declaration of trust, as amended (the “Declaration of Trust”) authorizes the Fund’s issuance of an unlimited number of Shares of beneficial interest, par value $0.001 per Share. The Fund’s Board of Trustees (the “Board”) has the overall responsibility for the management and supervision of the business operations of the Fund.

The Fund intends to offer two separate classes of shares of beneficial interest (“Shares”) designated as Institutional Class Shares (“Institutional Class Shares”) and Advisor Class Shares (“Advisor Class Shares”). Advisor Class Shares will not be offered to investors until the Fund has received an exemptive order from the Securities and Exchange Commission (“SEC”) permitting the Fund to offer more than one class of Shares. Each class will be subject to different fees and expenses. The Fund may offer additional classes of Shares in the future. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act. At January 7, 2026, the Investment Adviser owned 100% of the Fund and the Fund’s operations had not yet commenced.

The Fund’s primary investment objective is capital appreciation. Under normal market conditions, the Fund will seek to achieve its investment objective by gaining exposure to private company shares as represented by the Forge Accuidity Private Market Index. The Fund primarily invests in the equity securities (e.g., common and/ or preferred stock, or equity-linked securities convertible into such equity securities) of private, late-stage growth companies (“Portfolio Companies”) and special purpose vehicles (“SPVs”) or forward contracts that seek to provide exposure to private, late-stage growth companies primarily comprising of the Forge Accuidity Private Market Index.

Simultaneous with the commencement of the Fund’s investment operations, Megacorn Fund LP (the “Predecessor Fund”), will reorganize and transfer substantially all of its assets into the Fund. The Fund maintains an investment objective, strategies and investment policies, guidelines and restrictions that are, in all material respects, equivalent to those of the Predecessor Fund. The Fund anticipates that the majority of its portfolio will be acquired through secondary transactions, with the remainder acquired through primary issuances and other investment structures.

2. Accounting Policies

Basis of Preparation and Use of Estimates

The Fund is an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The accompanying financial statement has been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement, as well as reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Cash represents cash deposits held at financial institutions. Cash is held at UMB Bank, n.a. and is subject to credit risk to the extent those balances exceed applicable Federal Deposit Insurance Corporation or Securities Investor Protection Corporation limitations.

Share Valuation

The Fund will calculate its Net Asset Value (“NAV”) for each class of the Fund’s Shares following the close of regular trading on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for trading, and at such other times as the Board may determine.

As of January 7, 2026, the Fund did not hold any investments.

Organizational and Offering Costs

The Fund’s organizational and offering costs are being paid by the Investment Adviser on behalf of the Fund. Such payments are not subject to repayment by the Fund to the Adviser.

Federal Income Taxes

The Fund intends to elect to be treated and qualify as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986 for federal income tax purposes. As a RIC, the Fund will generally not be subject to federal corporate income tax, provided that when it is a RIC, it distributes substantially all of its income and gains to shareholders each year.

Indemnifications

The Fund indemnifies the Fund’s officers and the Board for certain liabilities that might arise from their performance of their duties to the Fund. In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Fund, and therefore cannot be established; however, the risk of loss from such claims is considered remote. There were no commitments or contingencies required to be disclosed as of the date of the financial statement.

Segment Reporting

In accordance with FASB Accounting Standards Update 2023-07, Segment Reporting — Improvements to Reportable Segment Disclosures, an operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Fund’s Principal Executive Officer acts as the Fund’s CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s portfolio composition, total returns, expense ratios and changes in net assets (i.e., changes in net assets resulting from operations, subscriptions and redemptions) which is reviewed by the CODM to assess the Fund’s performance in comparison to the Fund’s benchmarks and to make resource allocation decisions for the Fund’s single segment is consistent with the information presented in these financial statements. Segment assets are reflected on the accompanying statement of assets and liabilities as “total assets”.

3. Agreements

The Fund has entered into an investment advisory agreement (the “Investment Advisory Agreement”) with the Investment Adviser. Pursuant to the Investment Advisory Agreement, the Fund pays the Investment Adviser a monthly Investment Advisory Fee equal to 1.75% on an annualized basis accrued daily and payable monthly in arrears, based upon the Fund’s average daily net assets.

The Investment Adviser has entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) with the Fund, whereby the Investment Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the total annual expenses (excluding any taxes, fees and interest payments on borrowed funds, distribution and servicing fees, brokerage and distribution costs and expenses, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization, and extraordinary or non-routine expenses, such as litigation expenses) do not exceed, on an annualized basis, 1.75% of the average daily net assets of Institutional Class Shares and Advisor Class Shares, in the relevant period (the “Expense Limit”). The Expense Limitation Agreement will have an initial term which shall begin on the Effective Date and end on May 1, 2028. The Expense Limitation Agreement may not be terminated by the Investment Adviser during its initial term. Commencing one year from the Effective Date, the Expense Limit will increase to 2.25% of the average daily net assets of the Institutional Class Shares and Advisor Class Shares. The Expense Limitation Agreement will automatically renew for consecutive twelve-month terms unless the Investment Adviser determines to not so continue the term of the Expense Limitation Agreement by giving the Fund not less than 5 days prior notice. For a period not to exceed three years after the end of the month on which a Waiver is made, the Investment Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment without causing the Fund’s expense ratio (after recoupment) to exceed the lesser of (a) the expense limit in effect at the time of the waiver, and (b) the expense limit in effect at the time of the recoupment. The Expense Limitation Agreement may be terminated by the Fund’s Board of Trustees or Investment Adviser upon thirty days’ written notice to the Adviser.

4. Other Agreements

Subject to the receipt of an exemptive order from the SEC, the Fund intends to adopt a Distribution and Service Plan with respect to Advisor Class Shares in compliance with Rule 12b-1 under the Investment Company Act. There is no assurance that the Fund will be granted the exemptive order. The Distribution and Service Plan will allow the Fund to pay distribution and servicing fees for the sale and servicing of its Advisor Class Shares. Under the Distribution and Service Plan, the Fund will be permitted to pay as compensation up to 0.25% on an annualized basis of the aggregate net assets of the Fund attributable to Advisor Class Shares (the “Distribution and Servicing Fee”) to the Fund’s distributor and/or other qualified recipients. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of an investment and may cost more than paying other types of sales charges. Advisor Class Shares will not be offered until the Fund has received an exemptive order from the SEC permitting the adoption of the Distribution and Service Plan. Institutional Class Shares are not subject to the Distribution and Servicing Fee.

Distribution Services, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (dba ACA Group), is the distributor of the Shares of the Fund and acts as the agent of the Fund in connection with the continuous offering of shares of the Fund.

UMB Fund Services, Inc. (the “Administrator”) serves as administrator, accounting agent and transfer agent to the Fund. Pursuant to the agreement with the Administrator, for the services rendered to the Fund by the Administrator, the Fund pays the Administrator the greater of an annual minimum fee or an asset based fee, which scales downward based upon net assets for fund administration, fund accounting and transfer agency services.

The Fund has entered into a Custody Agreement with UMB Bank, n.a. (the “Custodian”). Under the terms of this agreement, the Custodian will serve as the primary custodian of the assets of the Fund and may maintain custody of such assets with U.S. and non-U.S. subcustodians (which may be banks and trust companies), securities depositories and clearing agencies in accordance with the requirements of Section 17(f) of the Investment Company Act and the rules thereunder.

Employees of PINE Advisors LLC (“PINE”) serve as officers of the Fund. In consideration for these services, the Fund pays PINE an annual fee, paid monthly. The Fund also reimburses PINE for certain out- of-pocket expenses

5. Limited Liquidity

The Fund is a closed-end investment company structured as an interval fund and, as such, has adopted a fundamental policy to make quarterly repurchase offers, at per-class NAV, of not less than 5% and not more than 25% of the Fund’s outstanding Shares on the repurchase request deadline. At the discretion of the Board and provided that it is in the best interests of the Fund and Shareholders to do so, the Fund intends to provide a limited degree of liquidity to Shareholders by conducting repurchase offers quarterly of approximately 10% of the Fund’s outstanding Shares on the repurchase request deadline.

The Fund will offer to purchase only a small portion of its Shares each quarter, and there is no guarantee that Shareholders will be able to sell all of the Shares that they desire to sell in any particular repurchase offer. If a repurchase offer is oversubscribed, the Fund may repurchase only a pro rata portion of the Shares tendered by each Shareholder. The potential for proration may cause some investors to tender more Shares for repurchase than they wish to have repurchased or result in investors being unable to liquidate all or a given percentage of their investment during the particular repurchase offer.

6. Subsequent Events

In preparing this financial statement, management has evaluated subsequent events through the date of issuance of the financial statement included herein. There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statement.

APPENDIX C – THE PREDECESSOR FUND’S FINANCIAL STATEMENTS

MEGACORN FUND LP

(a Delaware Limited Partnership)

Unaudited Financial Statements

For the year ended December 31, 2025

C O N T E N T S

Megacorn Fund LP

Statement of Assets, Liabilities and Partners’ Capital

As of December 31, 2025 (Unaudited)

ASSETS:
Investments in portfolio companies, at fair value (cost: $10,461,345)(1)	$12,877,338
Cash and cash equivalents	1,040,107
Interest receivable	5,322
Due from General Partner	2,982
Other assets	15,119
TOTAL ASSETS	$13,940,868

LIABILITIES:
Payable for investments in private companies purchased	$250,000
Management fee payable	77,295
Limited partner contributions received in advance	50,000
TOTAL LIABILITIES	377,295

TOTAL PARTNERS’ CAPITAL	13,563,573

TOTAL LIABILITIES & PARTNERS’ CAPITAL	$13,940,868

(1)	Includes affiliated investments, see note F.

Megacorn Fund LP

Statement of Operations

For the year ended December 31, 2025 (Unaudited)

INVESTMENT INCOME:
Other income	$224,711
Interest income	94,310
319,021
EXPENSES:
Management fees	121,917
Deal expenses	140,913
262,830

NET INVESTMENT INCOME	56,191

NET REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION FROM INVESTMENTS:
Realized gain on investments in portfolio companies	827,171
Net change in unrealized appreciation on investments in portfolio companies	2,206,684
3,033,855

NET INCREASE IN PARTNERS’ CAPITAL RESULTING FROM OPERATIONS(1)	$3,090,046

(1)	Includes activity from affiliated investments, see note F.

Megacorn Fund LP

Statement of Changes in Partners’ Capital

For the year ended December 31, 2025 (Unaudited)

	General Partner	Limited Partners	Total Partners’ Capital
Balance at January 1, 2025	$-	$5,623,507	$5,623,507
Capital contributions	-	4,850,020	4,850,020
Net increase in partners’ capital resulting
from operations	-	3,090,046	3,090,046
Balance at December 31, 2025	$-	$13,563,573	$13,563,573

Megacorn Fund LP

Statement of Cash Flows

For the year ended December 31, 2025 (Unaudited)

Operating Activities
Net increase in partners’ capital resulting from operations	$3,090,046
Adjustments to reconcile net increase in partners’ capital resulting from operations to net cash used in operating activities
Purchase of investments in portfolio companies	(6,765,330)
Sale of investments in portfolio companies	1,568,268
Realized gain on investments in portfolio companies	(827,171)
Net change in unrealized appreciation on investments in portfolio companies	(2,206,684)
Changes in operating assets and liabilities:
Interest receivable	(331)
Due from General Partner	(2,315)
Other assets	(15,119)
Management fee payable	61,750
Net cash used in operating activities	(5,096,886)

Financing Activities
Capital contributions	4,850,020
Capital contributions received in advance	(300,000)
Net cash provided by financing activities	4,550,020

Net decrease in cash and cash equivalents	(546,866)
Cash and cash equivalents at beginning of year	1,586,973
Cash and cash equivalents at end of year	$1,040,107

Megacorn Fund LP

Schedule of Investments

As of December 31, 2025 (Unaudited)

Shares/Units/ Principal Amount	Security(1)	Percentage of Partners’ Capital	Acquisition Date	Cost	Fair Values
	Common Stock (27.22%)
	Enterprise Software	3.95%
10,000	6sense		10/22/2024	$105,000	$35,000
2,885	Airtable		4/29/2024	150,020	173,100
2,701	Algolia		6/28/2024	38,570	31,062
2,000	Attentive		4/13/2023	32,240	13,660
16,000	Automation Anywhere, Inc.		12/7/2022	100,000	56,000
7,895	NetSkope, Inc.		12/19/2022	75,003	138,478
10,000	Outreach		2/10/2023	95,000	18,000
666	Workrise		6/20/2023	106,560	70,796
				702,393	536,096
	FinTech software	16.74%
52,000	Addepar, Inc.		5/22/2023	98,800	172,640
6,929	Chainalysis Inc.		5/14/2024	97,006	50,235
4,695	Chime Financial, Inc.		1/10/2023	113,633	118,173
3,000	Circle Internet Group Inc		6/23/2025	448,821	237,900
240	CoreWeave		3/7/2025	13,800	17,186
10,000	Dataminr, Inc.		4/26/2023	120,000	96,000
513	Discord		5/31/2023	123,120	136,956
230	Epic Games		6/23/2023	94,300	110,343
6,700	Exabeam		6/22/2023	100,500	-
3,636	Fanatics		4/9/2024	199,980	152,712
5,200	Figma Inc		8/4/2025	360,400	194,324
600	Hinge Health Inc.		6/17/2025	31,707	27,870
200	NAVAN INC CL A		10/30/2025	4,200	3,416
10,245	Postman, Inc.		7/23/2024	112,695	107,470
5,556	Ramp		12/12/2025	500,040	512,874
1,793	Redwood Materials		6/4/2024	103,994	80,183
13,333	Scale.AI		8/7/2024	193,995	33,333
20,000	Tanium		6/2/2023	100,000	78,800
5,200	Thoughtspot, Inc.		1/13/2023	52,000	22,724
25,083	Upgrade, Inc.		5/19/2023	45,149	117,138
				2,914,140	2,270,277
	Food Technology	0.25%
3,495	Farmer’s Business Network, Inc.		12/27/2022	94,365	6,990
10,805	Impossible Foods, Inc.		1/12/2023	54,025	17,288
6,667	Indigo Agriculture, Inc.		12/13/2022	100,005	10,134
				248,395	34,412
	Healthcare	0.79%
3,140	Cityblock Health Inc		2/13/2023	55,515	57,399
10,000	Zocdoc, Inc.		12/29/2022	100,000	50,000
				155,515	107,399
					(continued)

Megacorn Fund LP

Schedule of Investments (continued)

As of December 31, 2025 (Unaudited)

Shares/Units/ Principal Amount	Security(1)	Percentage of Partners’ Capital	Acquisition Date	Cost	Fair Values
	Industrial	0.16%
10,000	Convoy, Inc.		4/28/2023	$90,000	$-
5,957	Flexport, Inc.		12/5/2022	59,570	21,445
				149,570	21,445
	Technology Hardware	3.21%
11,153	Cerebras Systems Inc		5/19/2023	72,495	435,413

	Transportation	2.12%
16,000	Nuro Inc.		7/13/2023	98,880	128,000
3,605	Zipline International, Inc.		5/15/2024	100,039	159,810
				198,919	287,810
	Total Common Stocks			4,441,427	3,692,852

	Preferred Stocks (40.28%)
	Consumer & Lifestyle	0.56%
6,993	Patreon, Inc.		1/1/2023	100,000	75,594

	Enterprise Software	6.72%
5,000	Workato, Inc.		10/2/2025	32,500	30,000
992	Vercel		10/28/2025	209,917	209,917
18,500	Verkada		12/11/2025	199,060	172,420
6,377	xAI		12/12/2025	490,391	499,192
				931,868	911,529
	FinTech Software	32.92%
5,882	Cohesity		2/20/2025	99,994	92,172
6,666	Databricks		8/27/2025	999,900	1,285,471
12,666	EquipmentShare		2/19/2025	139,326	307,024
5,000	Glean Technologies, Inc.		1/30/2025	208,400	286,350
7,165	Kraken		3/31/2025	168,683	276,282
5,000	Lambda		12/4/2025	250,000	250,000
1,500	Lightmatter, Inc.		1/14/2025	90,855	85,170
11,112	Mercury		11/18/2025	150,012	161,124
20,000	Neo4j		10/27/2025	150,000	147,000
5,925	People Center, Inc.		1/17/2025	299,924	324,275
7,355	Perplexity		11/17/2025	500,000	511,436
2,500	PsiQuantum		6/12/2025	75,000	80,625
2,704	Ripple		1/23/2025	229,840	373,179
6,456	SandboxAQ		11/4/2025	100,003	100,003
18,750	Turo		10/27/2025	150,000	185,063
				3,611,937	4,465,174
					(continued)

Megacorn Fund LP

Schedule of Investments (continued)

As of December 31, 2025 (Unaudited)

Shares/Units/ Principal Amount	Security(1)	Percentage of Partners’ Capital	Acquisition Date	Cost	Fair Values
	Food Technology	0.08%
6,667	Indigo Agriculture, Inc.--		8/28/2023	$10,134	$10,134
	Total Preferred Stocks			4,653,939	5,462,431

	Equity Interest (27.37%)
	Consumer & Lifestyle	0.64%
182	MCF Epic Games LLC(2)		5/16/2024	100,406	87,315

	FinTech Software	7.95%
10,004	MCF GQ LLC		9/29/2025	301,874	348,639
6,917	MCF NL LLC		4/11/2025	349,997	523,064
490	SpaceX		10/31/2025	111,152	206,290
	Total Equity Interests			763,023	1,077,993

	Industrial	18.78%
3,096	MCF Anduril LLC(2)		5/30/2024	75,243	320,962
10,499	MCF Anduril-I LLC(2)		10/13/2023	200,006	1,088,431
80	MCF SpaceX LLC(2)		9/16/2024	9,564	33,680
2,622	MCF SpaceX-I LLC(2)		3/31/2023	207,925	1,103,862
				492,738	2,546,935
	Total Equity Interests			1,356,167	3,712,243

	Convertible Notes (0.07%)
	Food Technology	0.07%
9,812	Farmer’s Business Network, Inc.–		9/28/2023	9,812	9,812
	Total Convertible Notes			9,812	9,812

	Total Investments, at fair value	27.44%		10,461,345	12,877,338
	Other Assets Less Liabilities	5.06%
	Net Assets	32.50%

(1)	All securities held are deemed non-income producing.
(2)	Investment in affiliate, see note F.

MEGACORN FUND LP

(a Delaware Limited Partnership)

Financial Statements and Independent Auditor’s Report

For the year ended December 31, 2024

C O N T E N T S

Independent Auditor’s Report

General Partner

Megacorn Fund LP

Opinion

We have audited the accompanying financial statements of Megacorn Fund LP (the “Fund”), which comprise the statement of assets, liabilities and partners’ capital, including the schedule of investments, as of December 31, 2024, and the related statements of operations, changes in partners’ capital and cash flows for the year then ended, and the related notes to the financial statements.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2024, and the results of its operations, changes in its partners’ capital and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of Fund and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about Fund’s ability to continue as a going concern within one year after the date that the financial statements are available to be issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with generally accepted auditing standards will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with generally accepted auditing standards, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.

●	Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

●	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Fund’s internal control. Accordingly, no such opinion is expressed.

●	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

●	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about Fund’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

COHEN & COMPANY, LTD.

Cleveland, Ohio

August 25, 2025

Megacorn Fund LP

Statement of Assets, Liabilities and Partners’ Capital

As of December 31, 2024

ASSETS:
Investments in portfolio companies, at fair value (cost: $4,187,112)(1)	$4,396,421
Cash and cash equivalents	1,586,973
Interest receivable	4,991
Due from General Partner	667
TOTAL ASSETS	$5,989,052

LIABILITIES:
Limited partner contributions received in advance	$350,000
Management fee payable	15,545
TOTAL LIABILITIES	365,545

TOTAL PARTNERS’ CAPITAL	5,623,507

TOTAL LIABILITIES & PARTNERS’ CAPITAL	$5,989,052

(1)	Includes affiliated investments, see note F.

See accompanying notes to financial statements.

Megacorn Fund LP

Statement of Operations

For the year ended December 31, 2024

INVESTMENT INCOME:
Interest income	$52,714
52,714
EXPENSES:
Management fees	47,732
Deal expenses	15,509
Other fees and expenses	741
63,982

NET INVESTMENT LOSS	(11,268)

NET REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION FROM INVESTMENTS:
Realized gain (loss) on investments in portfolio companies	5,022
Net change in unrealized appreciation on investments in portfolio companies	695,021
700,043

NET INCREASE IN PARTNERS’ CAPITAL RESULTING FROM OPERATIONS(1)	$688,775

(1)	Includes activity from affiliated investments, see note F.

See accompanying notes to financial statements.

Megacorn Fund LP

Statement of Changes in Partners’ Capital

For the year ended December 31, 2024

	General Partner	Limited Partners	Total Partners’ Capital
Balance at January 1, 2024	$-	$3,017,232	$3,017,232
Capital contributions	-	1,917,500	1,917,500
Net increase in partners’ capital resulting from operations	-	688,775	688,775
Balance at December 31, 2024	$-	$5,623,507	$5,623,507

See accompanying notes to financial statements.

Megacorn Fund LP

Statement of Cash Flows

For the year ended December 31, 2024

Operating Activities
Net increase in partners’ capital resulting from operations	$688,775
Adjustments to reconcile net increase in partners’ capital resulting from operations to net cash used in operating activities
Purchase of investments in portfolio companies	(1,522,632)
Sale of investments in portfolio companies	119,258
Realized gain on investments in portfolio companies	(5,022)
Net change in unrealized appreciation on investments in portfolio companies	(695,021)
Changes in operating assets and liabilities:
Interest receivable	(1,962)
Management fee payable	7,529
Net cash used in operating activities	(1,409,075)

Financing Activities
Capital contributions	1,917,500
Capital contributions received in advance	350,000
Net cash provided by financing activities	2,267,500

Net increase in cash and cash equivalents	858,425
Cash and cash equivalents at beginning of year	728,548
Cash and cash equivalents at end of year	$1,586,973

See accompanying notes to financial statements.

Megacorn Fund LP

Schedule of Investments

As of December 31, 2024

Shares/Units/ Principal Amount	Security(1)	Percentage of Partners’ Capital	Acquisition Date	Cost	Fair Values
	Common Stocks (50.16%)
	Consumer & Lifestyle	6.73%
513	Discord Inc.		5/31/2023	$123,120	$122,976
230	Epic Games, Inc.		6/23/2023	94,300	102,688
3,636	Fanatics Holdings, Inc.		4/9/2024	199,980	152,712
				417,400	378,376
	Energy	1.50%
1,793	Redwood Materials, Inc.		6/4/2024	103,994	84,558

	Enterprise Software	22.09%
10,000	6sense Insights, Inc.		10/22/2024	105,000	102,200
2,885	EquityZen Growth Technology Fund LLC - Series 1915		4/29/2024	150,020	151,463
2,701	EquityZen Growth Technology Fund LLC - Series 464		6/28/2024	38,570	39,678
2,000	Attentive Mobile Inc		4/13/2023	32,240	30,000
16,000	Automation Anywhere, Inc.		12/7/2022	100,000	68,480
10,000	Dataminr, Inc.		4/26/2023	120,000	137,500
6,700	Exabeam, Inc.		6/22/2023	100,500	13,400
7,895	EquityZen Growth Technology Fund LLC - Series 1640		12/19/2022	75,003	84,871
10,000	Outreach Corporation		2/10/2023	95,000	35,400
10,245	Postman, Inc.		7/23/2024	112,695	107,982
13,333	Scale AI, Inc		8/7/2024	193,995	207,995
20,000	SingleStore, Inc.		12/23/2022	77,000	39,600
20,000	Tanium Inc.		6/2/2023	100,000	108,000
5,200	Thoughtspot, Inc.		1/13/2023	52,000	21,788
666	Workrise Technologies Inc.		6/20/2023	106,560	93,939
				1,458,583	1,242,296
	FinTech software	5.94%
52,000	Addepar, Inc.		5/22/2023	98,800	109,200
6,929	Chainalysis Inc.		5/14/2024	97,006	69,290
4,195	Chime Financial, Inc.		1/10/2023	100,009	104,330
25,083	Upgrade, Inc.		5/19/2023	45,149	51,420
				340,964	334,240
	Food Technology	0.69%
3,495	Farmer’s Business Network, Inc.		12/27/2022	94,365	4,404
10,805	Impossible Foods, Inc.		1/12/2023	54,025	24,311
6,667	Indigo Agriculture, Inc.		12/13/2022	100,005	10,134
				248,395	38,849
	Healthcare	2.45%
3,140	Cityblock Health Inc.		2/13/2023	55,515	62,517
10,000	Zocdoc Inc.		12/29/2022	100,000	75,000
				155,515	137,517
	Industrial	1.02%
10,000	Convoy, Inc.		4/28/2023	90,000	10
5,957	Flexport, Inc.		12/5/2022	59,570	6,136
500	ServiceTitan, Inc.		12/19/2024	52,660	51,435
				202,230	57,581
	Technology Hardware	7.95%
11,153	Cerebras Systems Inc.		5/19/2023	72,495	447,012

	Transportation	1.79%
16,000	Nuro Inc.		7/13/2023	98,880	16,000
3,605	Zipline International, Inc.		5/15/2024	100,039	84,718
				198,919	100,718
	Total Common Stocks			3,198,495	2,821,147

See accompanying notes to financial statements.

Megacorn Fund LP

Schedule of Investments (continued)

As of December 31, 2024

Shares/Units/ Principal Amount	Security(1)	Percentage of Partners’ Capital	Acquisition Date	Cost	Fair Values
	Preferred Stocks (1.67%)
	Food Technology	0.18%
6,667	Indigo Agriculture, Inc.		8/28/2023	10,134	10,134

	Consumer & Lifestyle	1.49%
6,993	Patreon, Inc.		1/1/2023	100,000	83,916
	Total Preferred Stocks			110,134	94,050

	Equity Interests (26.16%)
	Consumer & Lifestyle	1.44%
182	MCF Epic Games LLC(2)		5/16/2024	100,406	81,258

	Industrial	24.72%
10,499	MCF Anduril-I LLC(2)		10/13/2023	200,006	312,660
6,096	MCF Anduril LLC(2)		5/30/2024	141,505	181,539
1,060	MCF SpaceX LLC(2)		7/26/2024	126,762	196,100
3,783	MCF SpaceX-I LLC(2)		3/31/2023	299,992	699,855
				768,265	1,390,154
	Total Equity Interests			868,671	1,471,412

	Convertible Notes	0.17%
	Food Technology
9,812	Farmer’s Business Network, Inc.		9/28/2023	9,812	9,812
	Total Convertible Notes			$9,812	$9,812

	Total Investments, at fair value	78.16%		$4,187,112	$4,396,421
	Other Assets Less Liabilities	21.84%
	Net Assets	100.00%

(1)	All securities held are deemed non-income producing.
(2)	Investment in affiliate, see note F.

See accompanying notes to financial statements.

Megacorn Fund LP

Notes to Financial Statements

December 31, 2024

A.	Organization and Nature of Business

Megacorn Fund LP (the “Partnership”) was organized on June 28, 2022 pursuant to the provisions of the Delaware Revised Uniform Limited Partnership Act, and commenced operations on December 1, 2022. The primary purpose of the Partnership is to achieve capital appreciation by gaining exposure to private company shares as represented by the Megacorn Index™. The Partnership will primarily invest, under normal market conditions, at least 80% of (i) the value of its net assets, plus (ii) the amount of any borrowings for investment purposes, in the equity securities (e.g., common and/ or preferred stock, or equity-linked securities convertible into such equity securities) of certain private, operating growth companies (“Portfolio Companies”) and special purpose vehicles or forwards that seek to provide exposure to private growth companies (in each case, measured at the time of each investment). Accuidity Fund I, LLC, a Delaware limited liability company, is the General Partner and is responsible for the overall operations of the Partnership. Accuidity, LLC, a Delaware limited liability company, is affiliated with the General Partner and serves as the Investment Manager for the Partnership. The Investment Manager is responsible for the management of the Partnership’s portfolio in accordance with the terms of an investment management agreement between the Partnership and the Investment Manager.

The Partnership executed its Amended and Restated Limited Partnership Agreement (the “Partnership Agreement”) as of June 30, 2022. Under the Partnership Agreement, the term of the Partnership shall be perpetual unless sooner terminated in accordance with the provisions of the Partnership Agreement.

UMB Fund Services, Inc. (the “Administrator”) performs the administrative and accounting services for the Partnership.

For additional information regarding the provisions of the Partnership, reference should be made to the Partnership Agreement. Certain capitalized terms refer to items defined in the Partnership Agreement.

B.	Summary of Significant Accounting Policies

A summary of the Partnership’s significant accounting policies consistently applied in the preparation of the accompanying financial statements follows:

Basis of Presentation

The financial statements have been prepared in accordance with principles generally accepted in the United States of America (“GAAP”). The Partnership is an investment company and follows the accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies.

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect certain reported amount of assets and liabilities and disclosure of contingent assets and liabilities in the financial statements and accompanying notes. Actual results could differ from these estimates and assumptions.

Megacorn Fund LP

Notes to Financial Statements

December 31, 2024

Cash and Cash Equivalents

The total value of cash equivalents held by the Partnership as of December 31, 2024 was $1,586,973.

The Partnership considers all highly liquid investments with an original maturity of three months or less to be cash equivalents. The Partnership continually monitors its positions with, and the credit quality of, the financial institutions with which it invests. Cash equivalents can also include investments in money market mutual funds which are valued at their net asset value (“NAV”). These valuations are typically categorized as Level 1 in the fair value hierarchy.

Concentrations of Credit Risk

Financial instruments that potentially subject the Partnership to a concentration of credit risk consists principally of cash. The Partnership maintains deposits in one financial institution, which may at times exceed amounts covered by insurance provided by the U.S. Federal Deposit Insurance Corporation (“FDIC”). The Partnership has not experienced any losses related to amounts in excess of FDIC limits.

Investment Valuation and Transactions

The Partnership accounts for its investments in accordance with ASC 820, which defines fair value (“Fair Value”), establishes a framework for measuring it, and requires enhanced disclosures about its measurements. A three-tier hierarchy is used to identify assets and liabilities measured at Fair Value. The hierarchy focuses on the inputs used to measure Fair Value and requires that the lowest level input be used.

Fair Value is defined as the amount that would be received upon sale of an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date (i.e., the exit price). The three levels of the hierarchy are defined as follows:

●	Level 1 — Observable inputs that are based upon quoted market prices for identical assets or liabilities within active markets.

●	Level 2 — Observable inputs, other than Level 1, that are based upon quoted market prices for similar assets or liabilities within inactive markets, or inputs other than quoted market prices that are observable through market data for substantially the full term of the asset or liability. The Partnership has no Level 2 assets.

●	Level 3 — Inputs that are unobservable for the particular asset or liability due to little or no market activity and are significant to the Fair Value of the asset or liability. These inputs reflect the Partnership’s own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available. Level 3 assets are valued at Fair Value as determined by the Manager.

Investments for which prices are not observable are generally private investments in the equity and debt securities of operating companies. Fair Value of private investments is based on Level 3 inputs and is determined by reference to public market or private transactions or valuations for comparable companies or assets in the relevant asset class when such amounts are available. In the absence of

Megacorn Fund LP

Notes to Financial Statements

December 31, 2024

a principal market (public market), the Partnership determines the most advantageous market in which the Partnership would sell their investment. Typically, the Partnership expects to exit their investment through a sale of the underlying portfolio company. Valuations of the underlying portfolio companies, where public or private transactions or valuations for comparable companies or assets are not available, are completed to compute the fair value for each class of security owned by the Partnership. A description of the valuation techniques and inputs that will be applied to the Partnership’s major categories of investments measured at fair value on a recurring basis are as follows:

Convertible notes, which include features of both debt and equity, are held at amortized cost plus accrued interest unless the likelihood of a conversion event occurring can be ascertained with high confidence and the likely value resulting from a conversion event can be determined with reasonable certainty. If both of those conditions are met, then the fair value of convertible notes is determined by valuing the embedded options underlying the security. Longer term notes are recognized and measured at fair value and held at cost.

Generally, the Partnership’s valuations of later stage portfolio companies emphasizes a mark to market approach. Month end bid and offer prices for each portfolio are obtained from broker/dealers that are active in secondary trading of the portfolio company. Actual trades in the portfolio company shares that occur at or near month end are incorporated. Based on this data, the highest bid and lowest offer is used to create a combined quote. If in the combined quote, the bid price is higher than the offer price, the fair value is determined by averaging the bid and offer price. If the combined bid is higher than the Partnership’s purchase price of the respective portfolio company the bid price is used in determining the fair value. If the combined offer price is lower than the Partnership’s purchase price, the offer price is used. If the purchase price is between the bid and the offer price the Partnership will retain the Partnership’s entry price/ purchase price in determining the portfolio company fair value.

In accordance with ASC 820, investments are reflected on the Statement of Assets, Liabilities and Partners’ Capital at Fair Value with changes in unrealized appreciation and depreciation resulting from changes in Fair Value reflected in the Statement of Operations. Investment transactions are recorded on the date the transaction is legally binding. Direct costs related to an investment are capitalized as part of the investment cost. Dividends are recognized on the ex-dividend date and interest income is accrued as earned.

Accounts Payable and Accrued Expenses

Accounts payable and accrued expenses includes amounts payable from expenses incurred directly by the Partnership.

Income Taxes

The Partnership is organized as a limited partnership and taxed as a partnership for federal income tax purposes. As a result, income or losses are taxable or deductible to the partners rather than at the Partnership level; accordingly, no provision has been made for federal income taxes in the accompanying financial statements. The Partnership may be subject to state taxes on income arising in or derived from the state tax jurisdictions in which it operates.

Megacorn Fund LP

Notes to Financial Statements

December 31, 2024

State income tax positions are evaluated in a two-step process. The Partnership first determines whether it is more likely than not that a tax position will be sustained upon examination. If a tax position meets the more likely than not threshold, it is then measured to determine the amount of expense to record in the financial statements. The tax expense recorded would equal the largest amount of expense related to the outcome that is 50% or greater likely to occur. The Partnership classifies any potential accrued interest recognized on an underpayment of income taxes as interest expense and classifies any statutory penalties recognized on a tax position taken as operating expense. Management of the Partnership has not taken a tax position that, if challenged, would be expected to have a material effect on the financial statements as of or for the year ended December 31, 2024.

The Partnership did not incur any penalties or interest related to its state tax returns during the year ended December 31, 2024.

Under the new centralized partnership audit rules effective for tax years beginning after 2017, the Internal Revenue Service (“IRS”) assesses and collects underpayments of tax from the partnership instead of from each partner. The partnership may be able to pass the adjustments through to its partners by making a push-out election or, if eligible, by electing out of the centralized partnership audit rules.

The collection of tax from the partnership is only an administrative convenience for the IRS to collect any underpayment of income taxes including interest and penalties. Income taxes on partnership income, regardless of who pays the tax or when the tax is paid, is attributed to the partners. Any payment made by the partnership as a result of an IRS examination will be treated as a distribution from the partnership to the partners in the financial statements.

C.	Fair Value Measurements

The following is a summary of the levels used as of December 31, 2024 in valuing the Partnership’s investments carried at Fair Value.

Investment	Level 1	Level 2	Level 3	Total
Investments in private companies	$-	$-	$4,344,986	$4,344,986
Investment in public securities	51,435	-	-	51,435
Cash Equivalents
Money Market Sweep Account with UMB	1,536,973	-	-	1,536,973
	$1,588,408	$-	$4,344,986	$5,933,394

Megacorn Fund LP

Notes to Financial Statements

December 31, 2024

The following table outlines the purchases, sales and transfers of Level 3 assets for the year ended December 31, 2024:

	Common Stock	Preferred Stock	Equity Interest	Convertible Note	Total Investments
Beginning Balance	$1,594,366	$110,134	$-	$9,812	$1,714,312
Purchases	1,101,299	-	368,673	-	1,469,972
Sales	(32,885)	-	-	-	(32,885)
Transfers In	-	-	1,012,515	-	1,012,515
Transfers out	-	-	-	-	-
Change in unrealized appreciation (depreciation)	106,932	(16,084)	90,224	-	181,072
Ending Balance	$2,769,712	$94,050	$1,471,412	$9,812	$4,344,986

During the year, certain investments previously valued using the NAV as a practical expedient were transferred into Level 3 of the fair value hierarchy due to changes in the availability of observable inputs.

The following table provides quantitative information about Level 3 Fair Value measurements.

Unobservable Inputs Table

	Fair Market Value	Valuation Technique	Unobservable Inputs
Common Stock	$2,769,712	Market Approach	Recent Transactions
Equity Interest	1,471,412	Market Approach	Recent Transactions
Preferred Stock	94,050	Market Approach	Recent Transactions
Convertible Stock	9,812	Market Approach	Recent Transactions
Investments Subject to Leveling	$4,344,986

D.	Partners’ Capital

Capital Contributions

Based upon the provisions in the Partnership Agreement, contributions are accepted on the first day of each month and on any other date allowed by the General Partner. The minimum initial capital contribution is $250,000, at the discretion of the General Partner. A limited partner may make additional contributions to the Partnership in increments of $100,000, subject to the General Partners’ discretion to accept lesser amounts.

The Partnership, in the General Partner’s discretion, may establish series or sub-series of Interests in the future having different terms than those of the Interests as described in the Partnership Agreement. The terms of such series or sub-series of Interests shall be determined by the General Partner in its discretion. Upon the creation of additional series or sub-series of Interests, the terms of such series or sub-series of Interests may be affected and set forth on one or more schedules to this Partnership.

Megacorn Fund LP

Notes to Financial Statements

December 31, 2024

Capital Distributions of Income

Under most circumstances all earnings of the Partnership will be reinvested, and the Partnership will not ordinarily make distributions to the Limited Partners. Accordingly, Limited Partners may be taxed on income allocated to them but which they have not actually received.

Notwithstanding the foregoing above, the Partnership may (but is not obligated) to make cash distributions to the Partners, in periods in which the Partnership receives cash proceeds from the disposition of one or more portfolio investments, to enable the Partners to pay income taxes with respect to the net taxable gain allocated to the Partners with respect to such disposition(s) (“Tax Distributions”).

Tender Program

Generally, a Limited Partner may not withdraw any amount from the Partnership, except pursuant to the “Tender Program” described herein.

To provide Limited Partners with limited liquidity, the Partnership will allow for periodic tenders of Interests to occur subject to the Partnership’s realization of cash gains from sales or other dispositions of portfolio assets that occur as a result of public market sales or privately negotiated transactions of portfolio securities. The General Partner shall determine the amount of capital that the Partnership will offer to Limited Partners to tender (the “Tender Offer Amount”) and the date on which such tender shall be effective (each a “Tender Date”), which will be equal to the amount of cash proceeds that the Partnership receives from the sales or other dispositions of securities pursuant to the preceding sentence less any amounts used (or reserved) to pay expenses or other liabilities of the Partnership or Tax Distributions. The Tender Offer Amount may be greater than or less than 5% but is not generally expected to be greater than 25% of the Partnership’s Net Asset Value as of the Repurchase Request Deadline. The Net Asset Value of the Partnership as of any tender date will be the Partnership’s estimated, unaudited Net Asset Value.

Allocation of Partnership Profits and Losses

Net gains and losses are allocated to each partner in accordance with the Partnership Agreement, which is pro rata based on each month’s adjusted opening capital balance.

E.	Commitments and Contingencies

Legal Contingencies

In the normal course of business, the Partnership enters into contracts that contain a variety of representations and warranties that provide indemnifications under certain circumstances. The Partnership’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Partnership that have not yet occurred. The Partnership expects the risk of future obligation under these indemnifications to be remote.

Megacorn Fund LP

Notes to Financial Statements

December 31, 2024

F.	Related Party Transactions

The Partnership considers the Manager, members of management, members of their immediate families, and entities under common control to be related parties of the Partnership.

Certain Limited Partners are affiliated with the General Partner. The aggregate value of the affiliated Limited Partners’ share of the partners’ capital at December 31, 2024 was $2,010,337.

Certain investments in portfolio companies are in affiliate funds, managed by a common manager, Accuidity, LLC. The aggregate fair value of such investments is $1,471,412.

Amounts due from and due to related parties are generally settled in the normal course of business without formal payment terms. The Partnership incurred related party expenses related to management fees during the year ended December 31, 2024, totaling $47,732, as shown on the Statement of Operations

Per the terms of the LPA, the investment manager is entitled to charge a management fee based on 2% per annum of each limited partners’ capital account balance as of the beginning of each calendar quarter. The Investment Manager may however waive or reduce the management fee with respect to the capital accounts of certain Limited Partners at its discretion. This may be effected through the creation of additional series or sub-series of Interests or through other means, which will not require Limited Partner approval.

The following table provides information related to transactions in affiliated holdings during the year ended December 31, 2024. Please note there were no proceeds from sales or distributable gains related to these investments during the year ended December 31, 2024.

	Cost	Fair Value	Purchases at	Change in Unrealized Appreciation/	Cost	Fair Value
Affiliates	12/31/2023	12/31/2023	Cost	Depreciation	12/31/2024	12/31/2024
MCF Anduril-I, LLC	$200,006	$200,006	$-	$112,654	$200,006	$312,660
MCF Anduril LLC	-	-	141,505	40,034	141,505	181,539
MCF Epic Games LLC	-	-	100,406	(19,148)	100,406	81,258
MCF SpaceX LLC	-	-	126,762	69,338	126,762	196,100
MCF SpaceX-I, LLC	299,992	366,951	-	332,904	299,992	699,855
	$499,998	$566,957	$368,673	$535,782	$868,671	$1,471,412

Megacorn Fund LP

Notes to Financial Statements

December 31, 2024

G.	Financial Highlights

Financial highlights for the year ended December 31, 2024 are as follows:

Total Return:(1)	17.32%

Ratios to average limited partners’ capital:(2)
Expenses	1.48%
Net investment loss(3)	-0.26%
Portfolio Turnover	3.05%

(1)	Total return based on net asset value reflects the change in net assets based on the effects of the performance of the Partnership during the year.
(2)	Average capital was derived from partners’ average weighted capital, including beginning and ending capital for the period, adjusted for cash flow related to capital contributions or distributions during the period.
(3)	Investment income (dividends and interest only) minus expenses. Does not take into account realized and unrealized appreciation/depreciation on investments and foreign currencies.

Financial highlights are calculated for the limited partner class taken as a whole. An individual limited partner’s return and ratios may vary based on the timing of capital transactions.

H.	Risk Factors

The Partnership may incur indebtedness or otherwise employ leverage on individual investments to enhance returns. There is no guarantee that the Partnership’s borrowing arrangements, or other arrangements for obtaining leverage, will continue to be available or available on terms and conditions acceptable to the Partnership. Changes in economic conditions could increase funding costs or result in a decision by lenders not to extend credit to the Partnership. Limited access to leverage, or a decline in the fair value of the Partnership’s assets purchased with borrowed money, may result in the lender requiring the Partnership to post additional collateral, or otherwise sell assets at a time when it may not be in the Partnership’s best interest to do so. The use of leverage by the Partnership may have a material adverse effect on the reported fair value of the Partnership, which in turn would have a material adverse effect on the Partnership’s reported net asset value. The extent of the impact to the financial performance and the operations of the Partnership will depend on future developments, which are highly uncertain and cannot be predicted.

The investments by the Partnership are highly illiquid, and there can be no assurance that the Partnership will be able to realize such investments in a timely manner. General economic conditions may affect the value and marketability of the Partnership’s investments. Interest rates, general levels of economic conditions, the price of securities in securities markets, and participation by other investors in financial markets may affect the prices that the Partnership is able to obtain when it sells its investments.

Megacorn Fund LP

Notes to Financial Statements

December 31, 2024

I.	Subsequent Events

Since January 1, 2025, the Partnership received $4,200,020 of capital contributions from Limited Partners.

Management has evaluated the events and transactions that have occurred through August 25, 2025, the date the financial statements were available to be issued, and noted no items requiring adjustment to the financial statements or additional disclosure.

PART C: OTHER INFORMATION

MEGACORN FUND (the “Registrant”)

Item 25. Financial Statements and Exhibits

(1)	Financial Statements:

Financial Statements are included as Appendix B to the Statement of Additional Information filed herewith.

(2)	Exhibits

(a)(1)	Agreement and Declaration of Trust (1).

(a)(2)	Form of Amended and Restated Declaration of Trust – filed herewith.

(a)(3)	Certificate of Trust (1).

(b)	By-Laws (1).

(c)	Not applicable.

(d)	Refer to Exhibit (a)(1), (b).

(e)	Dividend Reinvestment Plan – filed herewith.

(f)	Not applicable.

(g)	Form of Investment Management Agreement – filed herewith.

(h)(1)	Form of Distribution Agreement – filed herewith.

(h)(2)	Form of Distribution and Service Plan – filed herewith.

(i)	Not applicable.

(j)	Form of Custody Agreement – filed herewith.

(k)(1)	Form of Administration, Fund Accounting and Recordkeeping Agreement – filed herewith.

(k)(2)	Form of Multiple Class Plan – filed herewith.

(k)(3)	Form of Expense Limitation and Reimbursement Agreement – filed herewith.

(k)(4)	Joint Insured Bond Agreement – filed herewith.

(k)(5)	Joint Liability Insurance Agreement – filed herewith.

(k)(6)	Form of Platform Management Agreement – filed herewith.

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(l)	Opinion and Consent of Faegre Drinker Biddle & Reath LLP – filed herewith.

(m)	Not applicable.

(n)(1)	Consent of Independent Registered Public Accounting Firm – filed herewith.

(n)(2)	Consent of Independent Registered Public Accounting Firm (Megacorn Fund LP) - filed herewith.

(o)	Not applicable.

(p)	Not applicable.

(q)	Not applicable.

(r)(1)	Code of Ethics of Registrant – filed herewith.

(r)(2)	Code of Ethics of Forge Global Advisors LLC – filed herewith.

(s)	Not applicable.

(t)	Powers of Attorney (2).

(1)	Incorporated by reference from Registrant’s Registration Statement on Form N-2, SEC File No. 333-285489, filed on March 3, 2025
(2)	Incorporated by reference from Registrant’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2, SEC File No. 333-285489 filed on September 26, 2025

Item 26. Marketing Arrangements

Not applicable.

Item 27. Other Expenses of Issuance and Distribution of Securities Being Registered

All figures are estimates:

Registration fees	$27,620
Legal fees	$260,000
Printing fees	$24,924
Blue Sky fees	$45,000
Transfer Agent fees	$76,086
Total	$433,630

Item 28. Persons Controlled by or Under Common Control With Registrant

The Registrant is not aware of any person that is directly or indirectly under common control with the Registrant, except that the Registrant may be deemed to be controlled by Forge Global Advisors LLC the Registrant’s investment adviser. Information regarding the ownership of Forge Global Advisors LLC is set forth in its Form ADV as filed with the SEC (File No. 801-116933).

Item 29. Number of Holders of Securities

Title of Class	Number of Shareholders*
Institutional Class Shares	1
Advisor Class Shares	0

*	As of February 28, 2026.

C-2

Item 30. Indemnification

Sections 8.1-8.5 of Article VIII of the Registrant’s Agreement and Declaration of Trust state:

Section 8.1	Limitation of Liability. Neither a Trustee nor an officer of the Trust, when acting in such capacity, shall be personally liable to any person other than the Trust or a beneficial owner for any act, omission or obligation of the Trust, any Trustee or any officer of the Trust. Neither a Trustee nor an officer of the Trust shall be liable for any act or omission in his capacity as Trustee or as an officer of the Trust, or for any act or omission of any other officer or any employee of the Trust or of any other person or party, provided that nothing contained herein or in the Act shall protect any Trustee or officer against any liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or the duties of such officer hereunder.

Section 8.2	Indemnification. The Trust shall indemnify each of its Trustees, officers, and persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor, or otherwise, and may indemnify any trustee, director or officer of a predecessor organization (each a “Covered Person”), against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and expenses including reasonable accountants’ and counsel fees) reasonably incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative, regulatory, or legislative body, in which he may be involved or with which he may be threatened, while as a Covered Person or thereafter, by reason of being or having been such a Covered Person, except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of bad faith, willful misfeasance, gross negligence or reckless disregard of his duties involved in the conduct of such Covered Person’s office (such willful misfeasance, bad faith, gross negligence or reckless disregard being referred to herein as “Disabling Conduct”). Expenses, including accountants’ and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of (a) an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article VIII and (b) any of (i) such Covered Person provides security for such undertaking, (ii) the Trust is insured against losses arising by reason of such payment, or (iii) a majority of a quorum of disinterested, non-party Trustees, or independent legal counsel in a written opinion, determines, based on a review of readily available facts, that there is reason to believe that such Covered Person ultimately will be found entitled to indemnification.

Section 8.3	Indemnification Determinations. Indemnification of a Covered Person pursuant to Section 8.2 shall be made if (a) the court or body before whom the proceeding is brought determines, in a final decision on the merits, that such Covered Person was not liable by reason of Disabling Conduct or (b) in the absence of such a determination, a majority of a quorum of disinterested, non-party Trustees or independent legal counsel in a written opinion make a reasonable determination, based upon a review of the facts, that such Covered Person was not liable by reason of Disabling Conduct.

Section 8.4	Indemnification Not Exclusive. The right of indemnification provided by this Article VIII shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VIII, “Covered Person” shall include such person’s heirs, executors and administrators, and a “disinterested, non-party Trustee” is a Trustee who is neither an Interested Person of the Trust nor a party to the proceeding in question.

C-3

Section 8.5

Shareholders. Each Shareholder of the Trust and each Class shall not be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or by or on behalf of any Class. The Trustees shall have no power to bind any Shareholder personally or to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay pursuant to terms hereof or by way of subscription for any Shares or otherwise.

In case any Shareholder or former Shareholder of any Class shall be held to be personally liable solely by reason of his being or having been a Shareholder of such Class and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Class to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Class, shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Class and satisfy any judgment thereon from the assets of the Class. The indemnification and reimbursement required by the preceding sentence shall be made only out of assets of the one or more Classes whose Shares were held by said Shareholder at the time the act or event occurred that gave rise to the claim against or liability of said Shareholder. The rights accruing to a Shareholder under this Section shall not impair any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust or any Class thereof to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

In addition, the Fund’s various agreements with its service providers provide for indemnification.

Item 31. Business and Other Connections of Investment Adviser

Information as to the directors and officers of the Registrant’s investment adviser, Forge Global Advisors LLC, together with information as to any other business, profession, vocation, or employment of a substantial nature in which the investment adviser, and each director, executive officer, managing member or partner of the investment adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, managing member, partner or trustee, is included in its Form ADV as filed with the Securities and Exchange Commission (File No. 801-116933), and is incorporated herein by reference.

Item 32. Location of Accounts and Records

All accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained at the offices of (1) the Registrant’s Administrator and/or (2) the Adviser. The address of each is as follows:

1.	UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

2.	Forge Global Advisors LLC

4 Embarcadero Center, 15th Floor,

San Francisco, CA 94111

Item 33. Management Services

Not applicable.

C-4

Item 34. Undertakings

1.	Not applicable.

2.	Not applicable.

3.	The Registrant undertakes:

(a)	to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

(1)	to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended (“Securities Act”);

(2)	to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(3)	to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(b)	that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(c)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d)	that, for the purpose of determining liability under the Securities Act to any purchaser:

(1)	if the Registrant is relying on Rule 430B [17 CFR 230.430B]:

(A)	Each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B)	Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

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(2)	if the Registrant is subject to Rule 430C [17 CFR 230.430C]: each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e)	that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;

(2)	free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrants;

(3)	the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(4)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

4.	Not applicable.

5.	Not applicable.

6.	Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

7.	The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Kansas City in the State of Missouri on the 5th day of March, 2026.

Megacorn Fund

By:	/s/ Vince Gubitosi
	Name:	Vince Gubitosi
	Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form N-2 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Vince Gubitosi	President and Principal Executive Officer	March 5, 2026
Vince Gubitosi

/s/ Marcie McVeigh	Treasurer, Principal Financial Officer and Principal Accounting Officer	March 5, 2026
Marcie McVeigh

*J. Michael Fields	Trustee	March 5, 2026
J. Michael Fields

*Stephen A. Mace	Trustee	March 5, 2026
Stephen A. Mace

*Stacy Roode	Trustee	March 5, 2026
Stacy Roode

*Amy Small	Trustee	March 5, 2026
Amy Small

*By	/s/ Ann Maurer
Ann Maurer
Attorney-in-Fact pursuant to Powers of Attorney

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EXHIBIT INDEX

(a)(2)	Form of Amended and Restated Declaration of Trust
(e)	Dividend Reinvestment Plan
(g)	Form of Investment Management Agreement
(h)(1)	Form of Distribution Agreement
(h)(2)	Form of Distribution and Service Plan
(j)	Form of Custody Agreement
(k)(1)	Form of Administration, Fund Accounting and Recordkeeping Agreement
(k)(2)	Form of Multiple Class Plan
(k)(3)	Form of Expense Limitation and Reimbursement Agreement
(k)(4)	Joint Insured Bond Agreement
(k)(5)	Joint Liability Insurance Agreement
(k)(6)	Form of Platform Management Agreement
(l)	Opinion and Consent of Faegre Drinker Biddle & Reath LLP
(n)(1)	Consent of Independent Registered Public Accounting Firm
(n)(2)	Consent of Independent Registered Public Accounting Firm (Megacorn Fund LP)
(r)(1)	Code of Ethics of Registrant
(r)(2)	Code of Ethics of Forge Global Advisors LLC

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